SUPPLEMENT DATED FEBRUARY 19, 1998
                              TO THE PROSPECTUS OF
                        FRANKLIN MUTUAL SERIES FUND INC.
                   DATED MAY 1, 1997, AS AMENDED AUGUST 19, 1997

The prospectus is amended as follows:

I.  EXPENSE SUMMARY

The table under "C. EXAMPLE" is replaced with the following:

                     Mutual                                                  Financial
                     SHARES    QUALIFIED    BEACON     DISCOVERY   EUROPEAN  SERVICES

  CLASS I

  1 Year****         $  55     $  56       $  56       $  58       $  60      $ 58
  3 Years            $  78     $  79       $  78       $  86       $  90      $ 86
  5 Years             $101      $104        $103        $115        $123         -
  10 Years            $170      $176        $173        $199        $216         -

  CLASS II

  1 Year             $  37     $  38       $  38       $  40       $  41      $ 40
  3 Years            $  64     $  65       $  65       $  72       $  77      $ 72
  5 Years             $102      $105        $104        $116        $124         -
  10 Years            $211      $217        $214        $239        $256         -

II.  FINANCIAL HIGHLIGHTS

The "FINANCIAL HIGHLIGHTS" table is amended to add:


                                       CLASS I          CLASS II
                                   AUGUST 19, 1997   AUGUST 19, 1997
                                  (COMMENCEMENT OF  (COMMENCEMENT OF
                                   OPERATIONS) TO    OPERATIONS) TO
FINANCIAL SERVICES                DECEMBER 31, 1997 DECEMBER 31, 1997
---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   (For a share outstanding throughout the period)
Net asset value, beginning of period   $10.00            $10.00
                                      -------------------------
Income from investment operations:
   Net investment income                  .03               .01
   Net realized and unrealized gain      2.35              2.35
                                      -------------------------
Total from investment operations         2.38              2.36
                                      -------------------------
Less distributions from:
   Net investment income                 (.02)             (.01)
   Net realized gains                    (.09)             (.09)
                                      --------------------------
Total distributions                      (.11)             (.10)
                                      --------------------------
Net asset value, end of period         $12.27            $12.26
                                      =========================
Total Return                            23.83%*           23.57%**

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)     $78,249           $43,207
Ratio to average net assets:
   Expenses                              1.35%***             2.00%***
   Expenses, excluding waiver and        1.97%***             2.62%***
    payments by affiliates
   Net investment income                 1.02%***             0.37%***
Portfolio turnover rate                 42.26%               42.26%
Average commission rate paid****         $.0241               $.0241

*Total return does not reflect sales commissions and is not annualized. **Total return does not reflect sales commissions or the Contingent Deferred Sales Charges and is not annualized.
***Annualized.
****Relates to purchases and sales of equity securities.

                                       CLASS I          CLASS II
                                     SIX MONTHS        SIX MONTHS
                                        ENDED             ENDED
                                    JUNE 30, 1997     JUNE 30, 1997
MUTUAL SHARES                        (UNAUDITED)       (UNAUDITED)
----------------------------------------------------------------------
Net asset value, beginning of period   $18.56            $18.56
Income from investment operations:
   Net investment income                  .35               .31
   Net realized and unrealized gain      2.16              2.13
                                      -------------------------
Total from investment operations         2.51              2.44
                                      -------------------------
Distributions:
   Dividends from net investment income     -               -
   Distributions from net realized gains    -               -
                                      ---------------------
Total distributions                        -                 -
                                      ------------------------
Change in net asset value                2.51              2.44
                                      -------------------------
Net asset value, end of period         $21.07            $21.00
                                      =========================
TOTAL RETURN*                           13.52%            13.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)      $477,620          $250,669
Ratio of expenses to
     average net assets                     1.10%**           1.75%**
Ratio of expenses, net
     of fee waiver, to average net assets   1.06%**           1.72%**
Ratio of net investment income
     to average net assets                  2.04%**           1.35%**
Portfolio turnover rate                    27.07%            27.07%
Average commission rate
     paid (per share)                       $.0412            $.0412

                                       CLASS I          CLASS II
                                     SIX MONTHS        SIX MONTHS
                                        ENDED             ENDED
                                    JUNE 30, 1997     JUNE 30, 1997
QUALIFIED                            (UNAUDITED)       (UNAUDITED)
------------------------------------------------------------------------
Net asset value, beginning of period   $16.23            $16.23
Income from investment operations:
   Net investment income                  .08               .04
   Net realized and unrealized gain      2.11              2.10
                                      -------------------------
Total from investment operations         2.19              2.14
                                      -------------------------
Distributions:
   Dividends from net investment income   -                  -
   Distributions from net realized gains  -                  -
                                         ---------------------
Total distributions                        -                 -
                                       ------------------------
Change in net asset value                2.19              2.14
                                      -------------------------
Net asset value, end of period         $18.42            $18.37
                                      =========================
TOTAL RETURN*                           13.49%            13.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)       $220,550         $106,670
Ratio of expenses to
     average net assets                      1.13%**          1.78%**
Ratio of expenses, net
     of fee waiver, to average net assets    1.10%**          1.75%**
Ratio of net investment income
     to average net assets                   2.15%**          1.50%**
Portfolio turnover rate                     27.62%           27.62%
Average commission rate paid (per share)    $0.0413          $0.0413

                                       CLASS I          CLASS II
                                     SIX MONTHS        SIX MONTHS
                                        ENDED             ENDED
                                    JUNE 30, 1997     JUNE 30, 1997
BEACON                               (UNAUDITED)       (UNAUDITED)
---------------------------------------------------------------------
Net asset value, beginning of period   $12.98            $12.98
Income from investment operations:
   Net investment income                  .23               .24
   Net realized and unrealized gain      1.34              1.28
                                      -------------------------
Total from investment operations         1.57              1.52
                                      -------------------------
Distributions:
   Dividends from net investment income  -                    -
   Distributions from net realized gains -                    -
                                        ------------------------
Total distributions                        -                 -
                                      ------------------------
Change in net asset value                1.57              1.52
                                      -------------------------
Net asset value, end of period         $14.55            $14.50
                                      =========================
TOTAL RETURN*                           12.10%            11.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)       $408,237         $180,576
Ratio of expenses to
     average net assets                      1.11%**          1.76%**
Ratio of expenses, net
     of fee waiver, to average net assets    1.08%**          1.73%**
Ratio of net investment
     income to average net assets            2.21%**           .52%**
Portfolio turnover rate                     25.96%           25.96%
Average commission rate paid (per share)     $.020            $.0204


                                       CLASS I          CLASS II
                                     SIX MONTHS        SIX MONTHS
                                        ENDED             ENDED
                                    JUNE 30, 1997     JUNE 30, 1997
DISCOVERY                            (UNAUDITED)       (UNAUDITED)
-----------------------------------------------------------------------
Net asset value, beginning of period   $17.15            $17.17
Income from investment operations:
   Net investment income                  .27               .25
   Net realized and unrealized gain      2.08              2.03
                                      -------------------------
Total from investment operations         2.35              2.28
                                      -------------------------
Distributions:
   Dividends from net investment income   -                   -
   Distributions from net realized gains                     -  -
                                         ------------------------
Total distributions                        -                 -
                                      ------------------------
Change in net asset value                2.35              2.28
                                      -------------------------
Net asset value, end of period         $19.50            $19.45
                                      =========================
TOTAL RETURN*                           13.70%            13.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)       $380,439         $194,955
Ratio of expenses to
     average net assets                      1.35%**          2.00%**
Ration of expenses, net
     of fee waiver, to average net assets    1.33%**          1.98%**
Ratio of net investment income
     to average net assets                   2.46%**          1.82%**
Portfolio turnover rate                     27.02%           27.02%
Average commission rate paid (per share)     $.0275          $0.0275

                                       CLASS I          CLASS II
                                     SIX MONTHS        SIX MONTHS
                                        ENDED             ENDED
                                    JUNE 30, 1997     JUNE 30, 1997
EUROPEAN                             (UNAUDITED)       (UNAUDITED)
---------------------------------------------------------------------------
Net asset value, beginning of period   $11.38            $11.38
Income from investment operations:    -------------------------
   Net investment income                  .18               .14
   Net realized and unrealized gain      1.29              1.28
                                      -------------------------
Total from investment operations         1.47              1.42
                                      -------------------------
Distributions:
   Dividends from net investment income    -                  -
   Distributions from net realized gains   -                  -
                                         ------------------------
Total distributions                        -                 -
                                      ------------------------
Change in net asset value                1.47              1.42
                                      -------------------------
Net asset value, end of period         $12.85            $12.80
                                      =========================
TOTAL RETURN*                           12.92%            12.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)       $58,906           $26,954
Ratio of expenses to
     average net assets                     1.40%**           2.05%**
Ratio of expenses, net
     of fee waiver, to average net assets   1.38%**           2.04%**
Ratio of net investment income
     to average net assets                  4.09%**           3.56%**
Portfolio turnover rate                    44.40%            44.40%
Average commission rate paid (per share)    $.0153            $.0153

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charges. Not annualized for periods of less than one year.
**Annualized.

III. WHO MANAGES THE FUND?

The following replaces the first two paragraphs under "THE RULE 12B-1 PLANS":

      THE RULE 12B-1 PLANS

      Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

      Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fee associated with the purchase.

IV. HOW DO I BUY SHARES?

The following paragraph is added to the end of the section "GROUP PURCHASES - CLASS I ONLY" found under "SALES CHARGE REDUCTIONS AND WAIVERS":

      A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

The first two paragraphs and the first waiver category in the section "SALES CHARGE WAIVERS," found under "SALES CHARGE REDUCTIONS AND WAIVERS," are replaced with the following:

      SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 4 which also apply to Class II purchases.

      Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

     1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

The section "SALES CHARGE WAIVERS" under "SALES CHARGE REDUCTIONS AND WAIVERS" is amended to add the following new category 5 to the list of sales charge waiver categories. The waiver categories numbered 5 through 15 in the prospectus are renumbered accordingly:

            5. Redemptions of Class A shares from any of the Templeton Global Strategy Funds if you:

            o Are a qualified investor, and

            o Reinvest the money within 365 days of the redemption date.

      The Fund's Contingent Deferred Sales Charge will not be waived if a contingent deferred sales charge applied to the redemption of your Class A shares of the Global Strategy Funds. The amount of the Global Strategy Funds' contingent deferred sales charge that applied to your redemption will be used to buy shares in the Fund, based on the amount of those proceeds being reinvested, but the Contingency Period will start again.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

The section "RETIREMENT PLANS," found under "SALES CHARGE REDUCTIONS AND WAIVERS," is replaced in its entirety with the following:

      RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

      For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

The following paragraph is added at the end of the section "HOW DO I BUY
SHARES?":

            FOR INVESTORS OUTSIDE THE U.S.

      The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

V. MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

The prospectus is amended to replace the sections "CONTINGENT DEFERRED SALES CHARGE - CLASS I" and "CONTINGENT DEFERRED SALES CHARGE - CLASS II", found under "WILL SALES CHARGES APPLY TO MY EXCHANGE?", with the following:

      CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

      If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

VI. HOW DO I SELL SHARES?

The following replaces the second paragraph under - "CONTINGENT DEFERRED SALES CHARGE":

      Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

VII. WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

Under "DISTRIBUTION OPTIONS" the references in the first two paragraphs to the ability of Class II shareholders to reinvest or direct their distributions to Class I shares of the Fund or another Franklin Templeton Fund are deleted and the following paragraph is added to the section:

            Distributions may be reinvested only in the SAME CLASS of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

VIII. USEFUL TERMS AND DEFINITIONS

The following definition is added to the section:

      SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code.


PROSPECTUS & APPLICATION
FRANKLIN
MUTUAL
SERIES FUND INC.

------------------------------------------------------------------------------
  MAY 1, 1997
  AS AMENDED AUGUST 19, 1997

INVESTMENT STRATEGIES

Mutual Shares Fund   GROWTH AND INCOME o VALUE

Mutual Qualified Fund  GROWTH AND INCOME o VALUE

Mutual Beacon Fund   GROWTH AND INCOME o VALUE

Mutual Financial Services Fund  GROWTH AND INCOME o VALUE

Mutual European Fund  GLOBAL o VALUE

Mutual Discovery Fund  GLOBAL o VALUE

This prospectus describes Class I and Class II shares of the six series of Franklin Mutual Series Fund Inc. ("Mutual Series"): Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual European Fund ("European"), Mutual Discovery Fund ("Discovery") and Mutual Financial Services Fund ("Financial Services"). Each of these series may, individually or together, be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I and Class II shares, dated May 1, 1997, as amended August 19, 1997, which may be further amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation.


TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary
Financial Highlights
How does the Fund Invest its Assets?
Who Manages the Fund?          19
How does the Fund Measure Performance?
How Taxation Affects the Fund and its Shareholders
How is the Fund Organized?

ABOUT YOUR ACCOUNT

How Do I Buy Shares?
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account
What If I Have Questions About My Account?

GLOSSARY
Useful Terms and Definitions

FRANKLIN
MUTUAL SERIES
FUND INC.
-----------------------------------------------------------

MAY 1, 1997
AS AMENDED AUGUST 19, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

51 John F. Kennedy Parkway
Short Hills, NJ 07078
1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. With the exception of Financial Services, it is based on the historical management fees and other expenses of the Class Z shares of each series for the fiscal year ended December 31, 1996, and the maximum contractual Class I or Class II Rule 12b-1 fees. The numbers in the table for Financial Services are based on estimated expenses for the current fiscal year. The Funds' actual expenses may vary.


A.    SHAREHOLDER TRANSACTION EXPENSES+

                  Mutual                                              Financial
                  Shares    Qualified   Beacon   Discovery  European  Services
------------------------------------------------------------------------------

  Class I
  Maximum Sales Charge
  (as a percentage
  of Offering
  Price)          4.50%       4.50%      4.50%       4.50%       4.50%    4.50%
Paid at
  time of
  purchase++      4.50%       4.50%      4.50%       4.50%       4.50%    4.50%
Paid at
  redemption++++
                  None        None      None         None        None     None

  Class II
  Maximum Sales Charge
  (as a
  percentage
  of Offering
  Price)         1.99%       1.99%      1.99%        1.99%       1.99%    1.99%
Paid at
  time of
  purchase+++    1.00%       1.00%      1.00%        1.00%       1.00%    1.00%
Paid at
  redemption++++
                 0.99%       0.99%      0.99%        0.99%       0.99     0.99%

B.    ANNUAL FUND OPERATING EXPENSES
     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     CLASS I
     Management
      Fees      0.60%**     0.60%**      0.60%**     0.80%**     0.80%**  0.00%*
     Rule 12b-1
      Fees***   0.35%       0.35%        0.35%       0.35%       0.35%    0.35%
     Other
      Expenses  0.12%       0.18%        0.15%       0.19%       0.35%    1.00%
               ---------------------------------------------------------------
     Total
      Fund
      Operating
      Expenses**
               1.07%**     1.13%**       1.10%**     1.34%**     1.50%** 1.35%*
               ================================================================

  CLASS II
     Management
      Fees    0.60%**     0.60%**        0.60%**      0.80%**    0.80%** 0.00%*
     Rule
      12b-1
      Fees***
              1.00%       1.00%          1.00%        1.00%      1.00%   1.00%
     Other
      Expenses
              0.12%       0.18%          0.15%        0.19%      0.35%   1.00%
            ------------------------------------------------------------------
     Total
      Fund
      Operating
      Expenses**
             1.72%**     1.78%**         1.75%**     1.99%**     2.15%** 2.00%*

C.    Example

     Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


                    MUTUAL                                           FINANCIAL
                    SHARES  QUALIFIED   BEACON  DISCOVERY  EUROPEAN  SERVICES
-------------------------------------------------------------------------------
  CLASS I
  1 Year****        $ 55     $ 56        $ 56   $ 58        $ 60       $ 58
  3 Years           $ 78     $ 79        $ 78   $ 86        $ 90       $ 86
  5 Years           $101     $104        $103   $115        $123        --
  10 Years          $170     $176        $173   $199        $216        --

  CLASS I
  1 Year            $ 37     $ 38       $ 38   $ 40         $ 41       $ 40
  3 Years           $ 64     $ 65       $ 65   $ 72         $ 77       $ 72
  5 Years           $102     $105       $104   $116         $124        --
  10 Years          $211     $217       $214   $239         $256        --
  For the same Class II investment, you would pay projected expenses of $27 (Mutual Shares), $28 (Qualified), $28 (Beacon), $30 (Discovery), $31 (European) and $30 (Financial Services) if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more in Class I shares.

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."

++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*Franklin Mutual has agreed in advance to waive its management fee and make certain payments to reduce the Financial Services Fund's expenses so its aggregate annual operating expenses do not exceed 1.35% for Class I and 2.00% for Class II for the Fund's initial twenty-four months of operations. Absent this reduction, contractual management fees would equal 0.80% and total expected operating expenses would equal 2.20% for Class I and 2.85% for Class II for the current fiscal year. After the first twenty-four months of operations, Franklin Mutual may terminate this arrangement at any time.

**For the period shown, Franklin Mutual and its affiliates had agreed in advance to limit its management fees during the Fund's previous fiscal year. This agreement, which expires October 31, 1999, did not apply to Financial Services, which was not in existence during the previous fiscal year. With this reduction, management fees and total operating expenses were as follows:

                    MUTUAL
                    SHARES    QUALIFIED  BEACON  DISCOVERY   EUROPEAN
---------------------------------------------------------------------------

Management Fees       0.58%   0.57%       0.58%   0.77%        0.74%
Total Operating
 Expenses:
 Class I              1.05%   1.10%       1.08%   1.31%        1.44%
 Class II             1.70%   1.75%       1.73%   1.96%        2.09%

***The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history for Class I and Class II. The information has been audited by Ernst & Young LLP, the Fund's independent auditors. Their audit report appears in the Fund's Annual Report to Shareholders. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

                       CLASS I               CLASS II
                       FOR THE PERIOD        FOR THE PERIOD
                       NOVEMBER 1, 1996*     NOVEMBER 1, 1996*
MUTUAL SHARES          TO DECEMBER 31, 1996  TO DECEMBER 31, 1996
-----------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of Period       $94.49            $94.49
                        ---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income        1.03              0.97
Net Gain on Securities
 (realized and unrealized)   5.43              5.41
                         ----------------------------------------------------
Total from Investment
 Operations                  6.46              6.38
LESS DISTRIBUTIONS:        --------------------------------------------------
Dividends (from net
 investment income)          2.35              2.30
Distributions
 (from capital gains)        5.79              5.79
                         ----------------------------------------------------
Total Distributions          8.14              8.09
NET ASSET VALUE
 End of Period             $92.81            $92.78
                         ----------------------------------------------------
TOTAL RETURN                 6.91%+            6.82%++
                         ====================================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets,
 End of Period (millions)  $35               $17
Ratio of Expenses
 to Average Net Assets       1.09%**           1.71%**
Ratio of Net
 Investment Income
 to Average
 Net Assets                  2.44%**           1.69%**
Portfolio Turnover
 Rate                       58.35%            58.35%
Average Commission
 Per Share                  $0.041            $0.041


                     CLASS I              CLASS II
                     FOR THE PERIOD       FOR THE PERIOD
                     NOVEMBER 1, 1996*    NOVEMBER 1, 1996*
QUALIFIED            TO DECEMBER 31, 1996 TO DECEMBER 31, 1996
-------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of Period     $32.80              $32.80
                      ------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment
 Income                   0.32                 0.26
Net Gain on Securities
 (realized and
 unrealized)              1.78                 1.81
                    ---------------------------------------------------
Total from Investment
 Operations               2.10                 2.07
Less Distributions: ---------------------------------------------------
Dividends
 (from net
 investment income)      0.81                 0.79
Distributions
 (from capital gains)    1.63                 1.63
                    --------------------------------------------------------
Total Distributions      2.44                 2.42
Net Asset Value          --------------------------------------------------
 End of Period         $32.46               $32.45
                         -------------------------------------------------
Total Return             6.47%+               6.37%++
                         =================================================

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End
 of Period
 (millions)            $20                 $10
Ratio of Expenses
 to Average
 Net Assets              1.13%**             1.78%**
Ratio of Net
 Investment Income
 to Average Net Assets   3.19%**             2.59%**
Portfolio Turnover
 Rate                   65.03%               65.03%
Average Commission
 Per Share              $0.036               $0.036


                     CLASS I               CLASS II
                     FOR THE PERIOD        FOR THE PERIOD
                     NOVEMBER 1, 1996*     NOVEMBER 1, 1996*
BEACON               TO DECEMBER 31, 1996  TO DECEMBER 31, 1996
--------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of Period   $39.64                 $39.64
                    ----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment
 Income                  0.48                   0.38
Net Gain on Securities
 (realized and
 unrealized)             2.07                   2.14
                    ------------------------------------------------------
Total from Investment
 Operations              2.55                   2.52
Less Distributions: ------------------------------------------------------
Dividends
  (from net
 investment income)      1.00                   0.97
Distributions
 (from capital gains)    2.26                   2.26
                    -------------------------------------------------------
Total Distributions      3.26                   3.23
Net Asset Value     -------------------------------------------------------
 End of Period         $38.93                 $38.93
                    -------------------------------------------------------
TOTAL RETURn             6.51%+                 6.45%++
                    =======================================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
 Period (millions)    $52                    $16
Ratio of Expenses
 to Average
 Net Assets             1.03%**                1.75%**
Ratio of Net
 Investment Income
 to Average Net
 Assets                 1.33%**                0.84%**
Portfolio
 Turnover Rate         66.87%                 66.87%
Average
 Commission
 Per Share            $0.047                 $0.047



                     CLASS I                 CLASS II
                     FOR THE PERIOD          FOR THE PERIOD
                     NOVEMBER 1, 1996*       NOVEMBER 1, 1996*
DISCOVERY            TO DECEMBER 31, 1996    TO DECEMBER 31, 1996
------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of Period      $17.66                  $17.66
                         -----------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income       0.11                    0.09
Net Gain on Securities
 (realized and unrealized)  0.74                    0.76
                         ------------------------------------------------------
Total from Investment
 Operations                 0.85                    0.85
Less Distributions:      -----------------------------------------------------
Dividends
 (from net
 investment income)        0.29                     0.27
Distributions
 (from capital gains)      1.07                     1.07
                         -------------------------------------------------
Total Distributions        1.36                     1.34
NET ASSET VALUE          --------------------------------------------------
 End of Period           $17.15                   $17.17
                         --------------------------------------------------
TOTAL RETURN               4.85%+                   4.90%++
                         ==========================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
 Period (millions)         $30                     $18
Ratio of Expenses
 to Average Net Assets       1.38%**                 2.00%**
Ratio of Net
 Investment Income
 to Average Net Assets       0.74%**                 0.13%**
Portfolio Turnover Rate     80.18%                  80.18%
Average Commission
 Per Share                  $0.026                  $0.026


                        CLASS I               CLASS II
                        FOR THE PERIOD        FOR THE PERIOD
                        NOVEMBER 1, 1996*     NOVEMBER 1, 1996*
EUROPEAN                TO DECEMBER 31, 1996  TO DECEMBER 31, 1996
---------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of Period      $10.84                  $10.84
                    -------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income       0.03                    0.02
Net Gain on Securities
 (realized and
 unrealized)                0.58                    0.58
                    -------------------------------------------------------
Total from Investment
 Operations                 0.61                    0.60
LESS DISTRIBUTIONS: -------------------------------------------------------
Dividends
 (from net
 investment income)        0.05                     0.04
Distributions
 (from capital gains)      0.02                     0.02
                    -------------------------------------------------------
Total Distributions        0.07                     0.06
NET ASSET VALUE     -------------------------------------------------------
 End of Period           $11.38                   $11.38
                    -------------------------------------------------------
TOTAL RETURN               5.61%+                   5.52%++
                    =============================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
 Period (millions)          $9                          $3
Ratio of Expenses
 to Average Net Assets       1.32%**                     1.94%**
Ratio of Net
 Investment Income
 to Average Net Assets       1.44%**                     0.79%**
Portfolio Turnover Rate     36.75%                      36.75%
Average Commission
 Per Share                  $0.023                      $0.023

+Total return does not reflect sales commissions. Not annualized for periods of less than one year.

++Total return does not reflect sales commissions, or the Contingent Deferred Sales Charges. Not annualized for periods of less than one year.

*Commencement of offering of sale.

**Annualized. After reduction of expenses by Franklin Mutual. Had Franklin Mutual not taken such action, the ratios of operating expenses and net investment income would have been:

                    OPERATING  NET INVESTMENT
                    EXPENSES   INCOME
-----------------------------------------------------------------------
MUTUAL SHARES
 Class I              1.18%   2.35%
 Class II             1.80%   1.60%
QUALIFIED
 Class I              1.28%   3.04%
 Class II             1.93%   2.44%
BEACON
 Class I              1.13%   1.23%
 Class II             1.85%   0.74%
DISCOVERY
 Class I              1.51%   0.61%
 Class II             2.13%   0.00%
EUROPEAN
 Class I              1.42%   1.34%
 Class II             2.04%   0.69%

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's Investment Objective

The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation. These objectives are fundamental policies of each Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.


Types of Securities in which the Fund May Invest

European will normally invest at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations are in, or at least 50% of whose revenue is earned from, European countries. European countries are given a broad definition which includes all of the countries that are members of the European Union, United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its invested assets in U.S. securities as well as in securities of issuers from the Levant, Middle East and the rest of the world. European is currently expected to invest primarily in Western Europe and Scandinavia but may also include investments in other countries. European will normally invest in at least 5 countries although it may invest all of its assets in a single country. However, European may include in its portfolio securities of issuers from outside of Europe and the U.S. For short-term purposes, European anticipates that it generally will buy short-term securities denominated in U.S. dollars. European will normally attempt to maintain at least 50% of the value of its assets invested in securities of foreign corporations at the close of each taxable year.

Financial Services will normally invest at least 65% of its invested assets in the securities issued by companies in the financial services industry. Accordingly, Financial Services will be concentrated in the financial services industry which, for Fund purposes, is considered to be issuers which, on the basis of information supplied to and analyzed by Franklin Mutual, are believed to have at least 50% of their assets or revenues derived from the creation, purchase and sale of financial instruments. Issuers in the financial services industry include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies. Many issuers within the financial services industry are smaller capitalized companies and therefore may be subject to certain risks not associated with larger companies. (See the discussion in the next paragraph.) As the nature of the financial services industry continues to evolve, additional types of issues may be included in the Fund. Financial Services' investment policy of concentrating in the financial services industry is fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Financial Services.

Discovery expects to invest approximately 50% of its assets in foreign companies and to invest proportionately more of its assets in smaller capitalized companies than the other series. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. Smaller companies often are not well known, often may trade at a discount and may not be followed by established financial institutions.

Each Fund pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). You should bear in mind that since every investment carries risk, the value of the assets of each series fluctuates with changes in the market value of the Fund's investments. Therefore, there is no assurance that the Fund's objectives will be achieved. Except for the Fund's primary and secondary investment objectives, these objectives are not fundamental and the Board reserves the right to change them without shareholder approval, which may result in the Fund having an investment objective different from that which an investor deemed appropriate at the time of investment.

The general investment policy of each Fund is to invest in common stock, preferred stock and corporate debt securities, which may be convertible into common stock and the other investments described below which, in the opinion of Franklin Mutual, are available at prices less than their intrinsic value. (See "Non-U.S. Securities," "Repurchase Agreements and Loans of Securities" and "Hedging.")

Franklin Mutual also has no pre-set limits as to the percentage of each Fund's portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. Franklin Mutual's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as Franklin Mutual examines each security separately; Franklin Mutual has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by a Fund. Although the Funds may invest in securities from any size issuer, Mutual Shares, Qualified and Beacon will tend to invest in securities of issuers with market capitalizations in excess of $1 billion due to the larger size of these series. Each Fund may invest in securities that are traded on U.S. or foreign exchanges, the National Association of Securities Dealers Automated Quotations ("NASDAQ") national market system or in the over-the-counter ("OTC") market. With the exception of Financial Services, each Fund may invest in any industry sector although no series will be concentrated in any one industry.

Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's or S&P, and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated D are in default as to the payments of principal and interest. Medium and lower rated debt securities in which each series expects to invest are commonly known as "junk bonds." The Fund may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of each Fund is to invest in debt instruments, including junk bonds, for the same reasons underlying investments in equities, i.e., whenever such instruments are available, in Franklin Mutual's opinion, at prices less than their intrinsic value. Consequently, Franklin Mutual's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Funds have historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing, the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or about to, default that Franklin Mutual identifies securities which are sometimes available at prices which it believes are less than their intrinsic value. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies and offer the potential for certain investment opportunities. See "How does the Fund Invest its Assets? - Medium and Lower Rated Corporate Debt Securities" in the SAI.

Each Fund also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which a Fund may invest in such transactions, no Fund presently anticipates investing more than 50% of its portfolio in such investments. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a Fund makes its investment will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual.

Each Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring ("Indebtedness"). Such Indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or may include supranational organizations such as the World Bank. When a Fund purchases a participation interest, it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.

Each Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including Indebtedness, purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor Franklin Mutual considers in purchasing a particular Indebtedness. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Franklin Mutual believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of these Indebtedness and thus they are less liquid than more heavily traded securities. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds purchase loans from national and state chartered banks as well as foreign ones. The Funds normally invest in senior Indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.

Each Fund does not invest more than 15% of its portfolio in assets which are illiquid, including Indebtedness which are not readily marketable. Other securities which may be considered to be illiquid but in which the Fund may invest include restricted securities not registered under the Securities Act of 1933, OTC options and securities that are otherwise considered illiquid as a result of market or other factors.

Each Fund may invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). The Board has adopted procedures in accordance with Rule 144A whereby specific 144A securities held in the Fund may be deemed to be liquid. Nevertheless, due to changing market or other factors 144A securities may be subject to a greater possibility of becoming illiquid than registered securities. Fund purchases of 144A securities may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities.

Each Fund may also invest in cash equivalents such as Treasury bills and high quality commercial paper. The Funds generally purchase securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when Franklin Mutual perceives that one or more of the Funds may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities. The Funds may also invest in distressed mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Fund can profit if the price decreases. The Funds may also sell securities "short against the box" without limit. See "How does the Fund Invest its Assets? - Short Sales" in the SAI for more discussion of these practices.

Each Fund may invest in common stock, preferred stock and corporate debt securities in such proportions as Franklin Mutual deems advisable. Franklin Mutual typically keeps a portion of the assets of each Fund invested in short-term debt securities and preferred stocks although it may choose not to do so when circumstances dictate. In addition, each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Investors should recognize that a Fund's purchase of the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees.


Special Considerations Relating to Financial Services

Under regulations of the SEC, a Fund, including Financial Services, may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its revenues from securities-related activities, which means activities as a broker, dealer, underwriter or investment adviser. Further, immediately after a purchase of equity securities of such an issuer, such Fund may not own more than 5% of the outstanding securities of any class of equity securities of such issuer, and immediately after a purchase of debt securities of such an issuer, such Fund may not own more than 10% of the outstanding principal amount of such issuer's debt securities.

As stated above, Financial Services concentrates its investments in the financial service industry. Its investments and performance, accordingly, will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation which may limit both the amount and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including reserve inadequacy and the inability to collect from reinsurance carriers.

Congress is currently considering legislation that would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the industry and Financial Services. While banks may be able to expand the services which they offer if legislation broadening bank powers is enacted, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change with various consolidations and the continual development of new products, structures and a regulatory framework that is anticipated to be subject to further change.


Non-U.S. Securities

The Funds may purchase securities of non-U.S. issuers and Discovery expects that approximately 50% of its assets may be so invested. European will normally invest at least 65% of its invested assets in European countries (as defined above). The remaining Funds expect to invest a lesser percentage in securities of non-U.S. issuers than Discovery, with Beacon investing the next largest percentage, followed by Qualified, Financial Services and finally with Mutual Shares holding the smallest percentage of these securities. The Funds may purchase securities denominated in any currency and generally expect currency risks will be hedged to the extent that hedging is available. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, volatile political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments, although Franklin Mutual generally attempts to reduce such risks through hedging transactions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each series' foreign investments may include both voting and non voting securities, sovereign debt and participations in foreign government deals. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

Each Fund may invest in securities commonly known as Depositary Receipts of non-U.S. issuers which have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Depositary Receipts can be sponsored by the issuer of the underlying securities or the issuing bank or trust company or unsponsored. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located, which may not be recoverable, either directly or indirectly, as a foreign tax credit or deduction by the Fund or its shareholders. Please see the SAI for more details.


Repurchase Agreements and Loans of Securities

Each Fund may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements. Each Fund may also loan its portfolio securities in order to realize additional income. Repurchase and tri-party agreements are generally agreements under which the Fund obtains money market instruments subject to resale to the seller at an agreed upon price and date. Any loans of portfolio securities which the Fund may make must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. The Funds presently do not anticipate loaning more than 5% of their respective portfolio securities. There are certain risks associated with such transactions which are described in the SAI.


Hedging and Income Transactions

The Funds may utilize various investment strategies as described below to hedge various market risks (such as risks related to fluctuations in interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or for gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur and the Fund will describe any such techniques in its registration statement before using them. In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions").

Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Hedging Transactions successfully will depend on Franklin Mutual's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Each Fund generally hedges the foreign currency risk associated with its investments in foreign securities. European expects to hedge for gain on market risks including broad movements in markets in addition to the specific currency risk of its portfolio securities. No more than 5% of the Fund's assets will be at risk in such types of instruments entered into for non-hedging purposes. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Franklin Mutual's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments, increase the cost of holding a security and reduce the returns on securities or cause a series to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if it is able to close out a transaction at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce the Fund's total return to investors.


Fundamental Restrictions

Each Fund has adopted a number of fundamental investment restrictions, which may not be changed for a particular Fund without the approval of that Fund's shareholders. These restrictions are set forth in the SAI.

Among other things, each Fund may not purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations; make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded; for all Funds except for Financial Services, invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry); or issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when borrowing exceeds 5% of its assets.

While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon, Financial Services, and European have identical investment objectives, Franklin Mutual seeks to retain certain historical differences among the Funds on an informal basis. Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery, in comparison to the other Funds, has tended to invest proportionately more of its portfolio in smaller companies (see the discussion of investment policies above) and in foreign companies (see "Non-U.S. Securities"). Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities, and the portfolio was intended to have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, Franklin Mutual expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. Financial Services and European will utilize the same investment philosophy but will apply it in the context of investing in the financial services industry and European securities, respectively. Allocation of investments among the Funds will also depend upon, among other things, the amount of cash in, and relative size of each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one of the Funds.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Restrictions and Limitations" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. Franklin Mutual manages the Fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Franklin Mutual and its affiliates manage over $207 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Michael F. Price since 1975, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986 and Lawrence N. Sondike since 1984.

Michael F. Price
Chief Executive Officer and President of Franklin Mutual

Mr. Price has a Bachelor of Arts degree in Business Administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine, the former investment manager for Franklin Mutual Series Fund Inc. He became Chief Executive Officer of Franklin Mutual in November 1996. He is
Chairman of the Board and President of Franklin Mutual Series Fund Inc.

Jeffrey A. Altman
Senior Vice President of Franklin Mutual

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Robert L. Friedman
Senior Vice President of Franklin Mutual

Mr. Friedman has a Bachelor of Arts degree in Humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Raymond Garea
Senior Vice President of Franklin Mutual

Mr. Garea has a Bachelor of Science degree in Engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Peter A. Langerman
Chief Operating Officer and Senior Vice President of Franklin Mutual

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of Franklin Mutual Series Fund Inc.

Lawrence N. Sondike
Senior Vice President of Franklin Mutual

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Management Fees. During the fiscal year ended December 31, 1996, management fees, before any advance waiver, totaled 0.60%, 0.60%, 0.60%, 0.80% and 0.80% of the average daily net assets of Mutual Shares, Qualified, Beacon, Discovery, and European, respectively, and total operating expenses were: Mutual Shares, Class I, 1.18%, Class II, 1.80%; Qualified, Class I, 1.28%, Class II, 1.93%; Beacon, Class I, 1.13%, Class II, 1.85%; Discovery, Class I, 1.51%, Class II, 2.13%; and European, Class I, 1.42%, Class II, 2.04%. Under an agreement by Franklin Mutual to limit its fees, Mutual Shares, Qualified, Beacon, Discovery, and European paid management fees totaling 0.58%, 0.57%, 0.58%, 0.77% and 0.74%, respectively, and total operating expenses were: Mutual Shares, Class I, 1.09%, Class II, 1.71%; Qualified, Class I, 1.13%, Class II, 1.78%; Beacon, Class I, 1.03%, Class II, 1.75%; Discovery, Class I, 1.38%, Class II, 2.00%; and European, Class I, 1.32%, Class II, 1.94%. Franklin Mutual may end this arrangement at any time upon notice to the Board.

The Fund pays its own operating expenses. These expenses include Franklin Mutual's management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Franklin Mutual; fees of any personnel not affiliated with Franklin Mutual; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Franklin Mutual. The Board has determined the method and procedure for allocating expenses between the series and the classes of Mutual Series and reserves the right to modify such method and procedures.

Under their management agreements, the Funds pay Franklin Mutual a management fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon and 0.80% of the average daily net assets of Discovery, European and Financial Services. The fee is computed at the close of business on the last business day of each month.

Portfolio Transactions. Franklin Mutual seeks to obtain the best execution on all transactions. If Franklin Mutual believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. To the extent that any of the Funds owns more than 5% of the securities of a broker-dealer, that broker-dealer may be considered to be an affiliated person of such Fund. If such Fund places any portfolio transactions through that broker-dealer, such fund would be required to comply with certain rules of the SEC relating to the payment of brokerage commissions to affiliated broker-dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. FT Services provides certain administrative services and facilities for the Fund. Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the two-month period ended December 31, 1996, annualized administration fees totaling 0.08% of the average daily net assets of each series were paid to FT Services. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.


The Rule 12b-1 Plans

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.35% per year of Class I's average daily net assets. Of this amount, the Fund may reimburse up to 0.25% to Distributors or others and may reimburse an additional 0.10% to Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measure of performance is total return. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each series is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.

You will generally have to pay Federal income taxes on the dividends and distributions you receive from a series and on gains realized upon redemption of your shares.

Following each calendar year, you will receive information for tax purposes on the dividends and capital gain distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income whether received in cash or in kind. Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of your shares of such series. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends received deduction. Credit for foreign taxes paid by the Fund have generally not been available to shareholders.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and generally be subject to tax.

The IRS requires backup withholding of federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. If you are using the Fund as a medium for tax qualified retirement plans, you may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances.

Redemptions of shares of a series will be taxable transactions for federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between your basis in your shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if you have held your shares for a period of more than one year. If you redeem shares of any series at a loss and make an additional investment in the same series 30 days before or after your redemption, the loss may be disallowed under the wash sale rules.

Income received by each series from sources outside the U.S. may be subject to withholding and other foreign taxes. As long as more than 50% of the value of a particular series' assets at the close of any taxable year consists of securities of foreign corporations, as is anticipated for European, such series intends to elect to treat any foreign income paid by the series as if it were paid by shareholders. Accordingly, the amount of foreign income taxes paid by European will be included in the income of its shareholders and the European shareholders will be entitled to credit their portions of those amounts against their U.S. federal income taxes, if any, or to deduct such portions from their taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes. Shortly after any year for which it makes such an election, European will report to its shareholders, in writing, the amount per share of any foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit.

In general, a credit for foreign taxes may not exceed the U.S. shareholder's U.S. federal income tax attributable to its foreign source taxable income. If European elects to treat foreign taxes paid by the series as paid by the shareholders as described in the preceding paragraph, the source of European's income will flow through to its shareholders for purposes of calculating the limitation on foreign tax credits. Dividends and interest received by the Fund in respect of non-U.S. securities will give rise to foreign source income to shareholders. Please consult your tax advisors with respect to the federal, state, local or foreign tax consequences of the pass-through of foreign tax credits described above.

The foregoing summary of federal income tax consequences is included herein for general informational purposes only. It does not address the tax consequences to all investors and does not address the tax consequences under state, local, foreign and other tax laws. Please consult your own tax advisors with respect to the tax consequences of an investment in the Fund.

HOW IS THE FUND ORGANIZED?

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC. Each Fund, with the exception of Financial Services, which was not effective until August 19, 1997, began offering three classes of shares on November 1, 1996: Mutual Shares Fund - Class Z, Mutual Shares Fund - Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund - Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund Class I, Mutual European Fund - Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, and Mutual Discovery Fund - Class II. All shares outstanding before the offering of Class I and Class II shares on November 1, 1996, are considered Class Z shares. Financial Services was created initially with, and offers, three classes of shares: Class I, Class II, and Class Z. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole.

Mutual Series has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of July 22, 1997, Michael F. Price owned of record and beneficially more than 25% of the outstanding shares of European.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?


Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES. CURRENTLY, THE FUND DOES NOT ALLOW INVESTMENTS BY MARKET TIMERS.

                    MINIMUM
                 INVESTMENTS*
---------------------------------------------------------------

To Open Your Account     $1,000**
To Add to Your Account   $   25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

**$500 for accounts opened pursuant to an automatic investment plan.


Deciding Which Class to Buy

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

     o you expect to invest in the Fund over the long term;

     o you qualify to buy Class I shares at a reduced sales charge; or

     o you plan to buy $1 million or more over time.

You should consider Class II shares if:

     o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

     o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.


Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                          TOTAL SALES CHARGE
                        AS A PERCENTAGE OF        AMOUNT PAID
                        ------------------        TO DEALER AS A
AMOUNT OF PURCHASE      OFFERING   NET AMOUNT     PERCENTAGE OF
AT OFFERING PRICE       PRICE      INVESTED       OFFERING PRICE
-------------------------------------------------------------------------

CLASS I
Under $100,000          4.50%      4.71%               4.00%
$100,000 but less than
 $250,000               3.75%      3.90%               3.25%
$250,000 but less than
 $500,000               2.75%      2.83%               2.50%
$500,000 but less than
 $1,000,000             2.25%      2.30%               2.00%
$1,000,000 or more*     None       None                None

CLASS II
Under $1,000,000*       1.00%     1.01%                1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

Sales Charge Reductions and Waivers

 IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

     o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

     o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

     o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

     o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

     o Was formed at least six months ago,

     o Has a purpose other than buying Fund shares at a discount,

     o Has more than 10 members,

     o Can arrange for meetings between our representatives and group members,

     o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

     o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

     o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 4:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

 3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Governmet Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.

 4.   Redemptions from any Franklin Templeton Fund if you:

      o Originally paid a sales charge on the shares,

      o Reinvest the money within 365 days of the redemption date, and

      o Reinvest the money in the same class of shares.

     An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

The Fund's sales charges also do not apply to Class I purchases by:

 5. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 6. Group annuity separate accounts offered to retirement plans

 7. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

 8. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 9. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. Distributors may, at its discretion, reduce the required minimum initial investment amount to $500 for investors in this category.

10. Registered Securities Dealers and their affiliates, for their investment accounts only

11. Current employees of Securities Dealers and their affiliates and thei family members, as allowed by the internal policies of their employer

12. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

13. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

14. Accounts managed by the Franklin Templeton Group

15. Certain unit investment trusts and their holders reinvesting distributions from the trusts

Retirement Plans. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases - Class I Only" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

How Do I Buy Shares in Connection with Retirement Plans?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

Other Payments to Securities Dealers
The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2.   Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

METHOD           STEPS TO FOLLOW
------------------------------------------------------------------------
BY MAIL          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you want to exchange
-------------------------------------------------------------------------

BY PHONE         Call Shareholder Services or TeleFACTS(R)

                  If you do not want the ability to exchange by phone to apply to your account, please let us know.
------------------------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative
-----------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.

Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.


Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

     o You may only exchange shares within the SAME CLASS.

     o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

     o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

     o The fund you are exchanging into must be eligible for sale in your state.

     o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

     o Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD      STEPS TO FOLLOW
-------------------------------------------------------------------------

BY MAIL    1. Send us written instructions signed by all account owners. If you would like your redemption proceeds wired to a bank account, your instructions should include:

            o The name, address and telephone number of the bank where you want the proceeds sent
            o Your bank account number
            o The Federal Reserve ABA routing number
            o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

          2. Include any outstanding share certificates for the shares you are selling.

          3. Provide a signature guarantee if required

          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
-------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above. Telephone phone requests will be accepted:
           o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.
           o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund
           o Unless you are selling shares in a Trust Company retirement plan account o Unless the address on your account was changed by phone within the last 15 days
           If you do not want the ability to redeem by phone to apply to your account, please let us know.
-------------------------------------------------------------------------

THROUGH
YOUR DEALER Call your investment representative
-------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


Contingent Deferred Sales Charge

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNt, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

     o    Exchanges

     o    Account fees

     o    Sales of shares purchased pursuant to a sales charge waiver

     o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? - Other Payments to Securities Dealers"

     o Redemptions by the Fund when an account falls below the minimum required account size

     o    Redemptions following the death of the shareholder or beneficial owner

     o Redemptions through a systematic withdrawal plan at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

     o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

     o    Tax-free returns of excess contributions from employee benefit plans

     o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

     o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semi-annually. The distributions are frequently declared at mid-year and during late December. Capital gains, if any, may be distributed twice a year, usually once in December and once at mid-year.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, dividend distributions, or both. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Share Price

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

     o    Your name,

     o    The Fund's name,

     o    The class of shares,

     o    A description of the request,

     o    For exchanges, the name of the fund you are exchanging into,

     o    Your account number,

     o    The dollar amount or number of shares, and

     o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1)    You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)    We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A
NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless ALL owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
---------------------------------------------------------------------------

CORPORATION      Corporate Resolution
------------------------------------------------------------------------

PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
--------------------------------------------------------------------------

TRUST            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
-------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.

Tax Identification Number

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $500. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $500.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. If you start the automatic investment plan when you open your account, your initial investment amount may be as little as $500. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

     o    obtain information about your account;

     o    obtain price and performance  information about any Franklin Templeton
          Fund;

     o    exchange shares between identically registered Franklin accounts; and

     o    request duplicate statements and deposit slips for Franklin accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers for Class I and Class II are:

               CODE  NUMBER
--------------------------------------------------------------------------

FUND NAME      CLASSI    CLASS II
--------------------------------------------------------------------------
Mutual Shares   474      574
Qualified       475      575
Beacon          476      576
Discovery       477      577
European        478      578
Financial
 Services       479      579


Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

     o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

     o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 700 Central Avenue, P.O. Box 33030, St. Petersburg, Florida 33733-8030. The Fund and Franklin Mutual are located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Distributors is located at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. You may also contact us by phone at one of the numbers listed below.

                                       HOURS OF OPERATION (EASTERN TIME)
DEPARTMENT NAME   TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------

Shareholder
 Services        1-800/632-2301          8:30 a.m. to 8:00 p.m.
Dealer Services  1-800/524-4040          8:30 a.m. to 8:00 p.m.
Fund Information 1-800/DIAL BEN          8:30 a.m. to 11:00 p.m.
                 (1-800/342-5236)        9:30 a.m. to 5:30 p.m. (Saturday)
Retirement
 Plan Services   1-800/527-2020          8:30 a.m. to 8:00 p.m.
Institutional
 Services        1-800/321-8563          9:00 a.m. to 8:00 p.m.
TDD
 (hearing
 impaired)       1-800/851-0637          8:30 a.m. to 8:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

Useful Terms and Definitions

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Class Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

Franklin Mutual - Franklin Mutual Advisers, Inc., the Fund's investment manager

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products` Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Heine - Heine Securities Corporation, the Fund's former investment manager that was acquired by Resources on October 31, 1996

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Qualified Retirement Plans - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



                       SUPPLEMENT DATED FEBRUARY 19, 1998
                              TO THE PROSPECTUS OF
                     FRANKLIN MUTUAL SERIES FUND INC. - CLASS Z
                   DATED MAY 1, 1997, AS AMENDED AUGUST 19, 1997

The prospectus is amended as follows:

I.    FINANCIAL HIGHLIGHTS

The "FINANCIAL HIGHLIGHTS" table is amended to add:

                                   AUGUST 19, 1997
                                  (COMMENCEMENT OF
                                   OPERATIONS) TO
FINANCIAL SERVICES                 DECEMBER 31, 1997
-----------------------------------------------------
PER SHARE OPERATING
PERFORMANCE - CLASS Z
(For a share outstanding
 throughout the period)
Net asset value, beginning of
period                                 $10.00
Income from investment operations:
    Net investment income                 .04
    Net realized and unrealized gain     2.35
Total from investment operations         2.39
Less distributions from:
    Net investment income                (.03)
    Net realized gains                   (.09)
Total distributions                      (.12)
Net asset value, end of period         $12.27
Total Return*                           23.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) $136,350
Ratios to average net assets:
  Expenses                               1.00%**
  Expenses, excluding waiver
     and payments by affiliate           1.62%**
  Net investment income                  1.37%**
Portfolio turnover rate                 42.26%
Average commission rate paid***          $.0241

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.

                                     CLASS Z
                                   SIX MONTHS
                                      ENDED
MUTUAL SHARES (UNAUDITED)         JUNE 30, 1997
-----------------------------------------------
Net asset value, beginning of period   $18.58
Income from investment operations:
   Net investment income                  .20
   Net realized and unrealized gain      2.34
Total from investment operations         2.54
Distributions:
   Dividends from net investment income    -
   Distributions from net realized gains   -
Total distributions                        -
Change in net asset value                2.54
Net asset value, end of period         $21.12
TOTAL RETURN*                           13.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000) $7,325,535
Ratio of expenses to average net assets   .75%**
Ratio of expenses, net
     of fee waiver, to average net assets .71%**
Ratio of net investment income
     to average net assets               2.17%**
Portfolio turnover rate                 27.07%
Average commission
     rate paid (per share)               $.0412


                                     CLASS Z
                                   SIX MONTHS
                                      ENDED
QUALIFIED (UNAUDITED)            JUNE 30, 1997
-----------------------------------------------
Net asset value, beginning of period   $16.24
Income from investment operations:
   Net investment income                  .18
   Net realized and unrealized gain      2.05
Total from investment operations         2.23
Distributions:
   Dividends from net investment income    -
   Distributions from net realized gains   -
Total distributions                        -
Change in net asset value                2.23
Net asset value, end of period         $18.47
TOTAL RETURN*                           13.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end
     of period (000)            $4,942,467
Ratio of expenses to
     average net assets                   .78%**
Ratio of expenses, net
     of fee waiver, to average net assets .74%**
Ratio of net investment income
     to average net assets               2.20%**
Portfolio turnover rate                 27.62%
Average commission rate
     paid (per share)                   $0.0413


                                     CLASS Z
                                   SIX MONTHS
                                      ENDED
BEACON (UNAUDITED)                JUNE 30, 1997
-----------------------------------------------
Net asset value, beginning of period   $12.98
Income from    investment operations:
   Net investment income                  .15
   Net realized and unrealized gain      1.45
Total from investment operations         1.60
Distributions:
   Dividends from net investment income     -
   Distributions from net realized gains    -
Total distributions                         -
Change in net asset value                1.60
Net asset value, end of period         $14.58
TOTAL RETURN*                           12.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
     (000)                     $5,466,442
Ratio of expenses to
     average net assets                  .76%**
Ratio of expenses, net of fee waiver
      to average net assets              .72%**
Ratio of net investment income to
     average net assets                 1.10%**
Portfolio turnover rate                25.96%
Average commission rate
     paid (per share)                   $.0204

                                     CLASS Z
                                   SIX MONTHS
                                      ENDED
DISCOVERY (UNAUDITED)             JUNE 30, 1997
-----------------------------------------------
Net asset value, beginning of period   $17.18
Income from investment operations:
   Net investment income                  .21
   Net realized and unrealized gain      2.18
Total from investment operations         2.39
Distributions:
   Dividends from net investment income     -
   Distributions from net realized gains    -
Total distributions                        -
Change in net asset value                2.39
Net asset value, end of period         $19.57
TOTAL RETURN*                           13.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
     (000)                     $3,669,693
Ratio of expenses to average
     net assets                         1.00%**
Ration of expenses, net of fee
     waiver, to average net assets       .98%**
Ratio of net investment income
     to average net assets              2.38%**
Portfolio turnover rate                27.02%
Average commission rate
     paid (per share)                   $.0275

                                     CLASS Z
                                   SIX MONTHS
                                      ENDED
 EUROPEAN (UNAUDITED)             JUNE 30, 1997
 -----------------------------------------------
Net asset value, beginning of period  $11.39
Income from investment operations:
   Net investment income                 .23
   Net realized and unrealized gain     1.26
Total from investment operations        1.49
Distributions:
   Dividends from net investment income    -
   Distributions from net realized gains   -
Total distributions                        -
Change in net asset value                1.49
Net asset value, end of period         $12.88
TOTAL RETURN*                           13.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
     (000)                       $616,219
Ratio of expenses to
     average net assets                 1.05%**
Ratio of expenses, net of fee
     waiver, to average net assets      1.03%**
Ratio of net investment income
     to average net assets              4.03%**
Portfolio turnover rate                44.40%
Average commission rate paid
     (per share)                        $.0153

*Not annualized for periods of less than one year.
**Annualized.

II. HOW DO I BUY SHARES?

The subsections "OPENING YOUR ACCOUNT" and "TELEPHONE PURCHASES" are replaced with the following:

OPENING YOUR ACCOUNT

Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund.

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUND DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1.     Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

          To open your account:   $5,000,000*
          To add to your account: $25*
*We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                          Return the application to the Fund with your check made payable to the Fund.

                          For additional investments:

                          Send a check made payable to the Fund. Please
                          inclue your account number on the check.
--------------------------------------------------------------------------------
BY PHONE Call the Fund at 1-800/448-FUND before 4:00 p.m. (For additional Eastern time or the close of the NYSE, whichever is purchases only) earlier.

                          This privilege is only available to current Fund
                          shareholders for purchases of at least $1,000. The
                          purchase also must be for an account with an existing
                          balance of at least one-half of the telephone
                          purchase. Please see section 7 of the shareholder
                          application.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Existing shareholders of any series as of October 31, 1996, and their immediate family members residing at the same address, subject to the other terms and conditions of this prospectus and a $1,000 minimum initial investment requirement

2. Partnership shareholders who had an account on October 31, 1996, whether or not they are listed on the registration, subject to a $1,000 minimum initial investment requirement

3. Corporate shareholders invested in the Fund as of October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies, subject to a $1,000 minimum initial investment requirement

4. Shareholders who owned shares of the Fund through a broker-dealer or service agent omnibus account on October 31, 1996, subject to a $1,000 minimum initial investment requirement

5. Employees who owned Fund shares through an employer-sponsored retirement plan as of October 31, 1996, and who wish to open new individual Class Z accounts in their own names, subject to a $1,000 minimum initial investment requirement. The minimum initial investment requirement does not apply, however, to employees who wish to open new retirement accounts, including IRAs.

6. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

7. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

8. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

9. Each series of the Franklin Templeton Fund Allocator Series, investing in Mutual Shares or Discovery, subject to a $1,000 minimum initial and subsequent investment requirement

10. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Class Z shares

No minimum initial investment requirement applies to purchases by:

1. Investors buying shares with redemption proceeds from a sale of Class Z shares of the Fund if reinvested in the same class of shares of any series within 365 days of the redemption date

2. A direct rollover to an IRA by employees of a company with a non-custodial pension plan set up as an omnibus account on October 31, 1996

3. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction

4. New participants and accounts of employer-sponsored retirement plans invested in the Fund as of October 31, 1996

5.    Accounts managed by the Franklin Templeton Group

6.    The Franklin Templeton Profit Sharing 401(k) Plan

7. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under
      Section 401 of the Code, including salary reduction plans qualified under
      Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

8. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

9. Shareholders of the Fund as of October 31, 1996, who wish to open new retirement accounts, including IRAs

10. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

          Was formed at least six months ago,

          Has a purpose other than buying Fund shares at a discount,

          Has more than 10 members,

          Can arrange for meetings between our representatives and group members,

         Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

         Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

         Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


PROSPECTUS & APPLICATION

FRANKLIN
MUTUAL
SERIES FUND INC.
CLASS Z

----------------------------------------------------------------------------
  MAY 1, 1997
  AS AMENDED AUGUST 19, 1997

INVESTMENT STRATEGIES


Mutual Shares Fund   GROWTH AND INCOME o VALUE

Mutual Qualified Fund  GROWTH AND INCOME o VALUE

Mutual Beacon Fund   GROWTH AND INCOME o VALUE

Mutual Financial Services Fund  GROWTH AND INCOME o VALUE

Mutual European Fund  GLOBAL o VALUE

Mutual Discovery Fund  GLOBAL o VALUE

This prospectus describes the Class Z shares of the six series of Franklin Mutual Series Fund Inc. ("Mutual Series"): Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual European Fund ("European"), Mutual Discovery Fund ("Discovery") and Mutual Financial Services Fund ("Financial Services"). Each of these series may, individually or together, be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers other classes of shares with different sales charge and expense structures, which affect performance. These classes are described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class Z shares, dated May 1, 1997, as amended August 19, 1997, which may be further amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation. These objectives are fundamental policies of each Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.


TABLE OF CONTENTS

About the Fund
Expense Summary
Financial Highlights
How does the Fund Invest its Assets?
Who Manages the Fund?
How does the Fund Measure Performance?
How Taxation Affects the Fund and its Shareholders
How is the Fund Organized?

ABOUT YOUR ACCOUNT

How Do I Buy Shares?
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account
What If I Have Questions About My Account?

GLOSSARY
Useful Terms and Definitions

Franklin
Mutual Series
Fund Inc. - Class Z
------------------------------------------------------

May 1, 1997,
as amended August 19, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

51 John F. Kennedy Parkway
Short Hills, NJ 07078

1-800/DIAL BEN



ABOUT THE FUND

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. With the exception of Financial Services, it is based on the historical expenses of Class Z for the fiscal year ended December 31, 1996. The numbers in the table for Financial Services are based on estimated expenses for the current fiscal year. The Funds' actual expenses may vary.


A. SHAREHOLDER TRANSACTION EXPENSES+
                     MUTUAL                                           FINANCIAL
                     SHARES  QUALIFIED   BEACON    DISCOVERY  EUROPEAN SERVICES
===============================================================================

Maximum Sales
 Charge Imposed
 on Purchases       None      None        None       None       None      None

B. Annual Fund Operating Expenses*
  (as a percentage of average net assets)
   Management Fees**
                   0.60%*** 0.60%***   0.60%***      0.80%***  0.80%*** 0.00%**
  Rule 12b-1 Fees  None     None       None          None      None     None
  Other Expenses  0.12%     0.18%      0.15%         0.19%     0.35%    1.00%
                   ----------------------------------------------------------
  Total Fund
   Operating Expenses**
                  0.72%*** 0.78%***    0.75%***      0.99%*** 1.15%***  1.00%**
                 ==============================================================
C. Example
  Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                     MUTUAL                                           FINANCIAL
                     SHARES   QUALIFIED  BEACON   DISCOVERY  EUROPEAN SERVICES
-------------------------------------------------------------------------------

  1 Year              $ 7     $ 8         $ 8      $ 10       $ 12      $10
  3 Years             $23     $25         $24      $ 32       $ 37      $32
  5 Years             $40      $43        $42      $ 55       $ 63      --
  10 Years            $89     $97         $93      $121       $140      --
THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of the class and are not directly charged to your account.


+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

*In connection with the transaction which resulted in Franklin Mutual becoming the Fund's investment manager, Franklin Mutual made a commitment to the Fund's Board not to seek an increase in the rate of investment advisory fees for a three year period beginning November 1, 1996. This agreement applies only to those series which existed at that time. The parties also agreed that for the same period the ordinary expenses of each series' (based on a percentage of net assets) will not be higher than they were expected to be as of November 1, 1996, based on the annualized expense ratios of each series as of that date. Increases in expenses beyond these expense ratios will be permitted, however, if the Board is satisfied that such expenses also would have been higher (based upon such considerations as the amount and composition of assets under management, the number of security transactions, the number of shareholder accounts, regulatory requirements and general economic conditions) had the transaction not taken place. This expense limitation does not include items such as litigation expenses, interest, taxes, insurance, brokerage commissions and expenses of an extraordinary nature.

**Franklin Mutual has agreed in advance to waive its management fee and make certain payments to reduce the Financial Services Fund's expenses so its aggregate annual operating expenses do not exceed 1.00% of Class Z's average net assets for its initial twenty-four months of operation. Absent this reduction, contractual management fees and total expected operating expenses for the current fiscal year would equal 0.80% and 1.85%, respectively, of Class Z's average net assets. After the first twenty-four months of operations, Franklin Mutual may terminate this arrangement at any time.

***For the period shown, Franklin Mutual and its affiliates had agreed in advance to limit its management fees during the Fund's previous fiscal year. This agreement, which expires October 31, 1999, did not apply to Financial Services which was not in existence during the previous fiscal year. With this reduction, management fees and total operating expenses were as follows:

               MUTUAL
               SHARES     QUALIFIED     BEACON      DISCOVERY       EUROPEAN
==============================================================================
Management
 Fees          0.58%      0.57%         0.58%          0.77%          0.74%
Total
 Operating
 Expenses      0.70%      0.75%         0.73%          0.96%          1.09%

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history for Class Z. The information has been audited by Ernst & Young LLP, the Fund's independent auditors. Their audit report appears in the Fund's Annual Report to Shareholders. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

MUTUAL SHARES - CLASS Z

                                   YEAR ENDED DECEMBER 31,
-----------------------------------------------------------
                                   1996     1995    1994       1993     1992    1991    1990     1989    1988    1987
---------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
Beginning of Year                 $86.45  $78.69   $80.97     $73.36  $64.49   $56.39  $67.16  $67.77  $57.83   $60.43
                                 -------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income               2.77    1.99     1.34       1.41    1.55     2.04    3.32    4.03    2.64     2.23
Net Gains
 or Losses
 on Securities
 (realized
 and unrealized)                  14.80    20.51     2.28      13.89    12.07    9.69   (9.86)  6.00    14.98    1.78
                                 ------------------------------------------------------------------------------------
Total from Investment Operations  17.57    22.50     3.62      15.30   13.62    11.73   (6.54)  10.03   17.62    4.01
                                 ------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net
 investment income)                2.48     1.93     1.34       1.38     1.59     2.00    3.34    4.09     2.63   2.52
Distributions (from capital gains) 8.69    12.81     4.56       6.31     3.16     1.63     .89    6.55     5.05   4.09
                                 -------------------------------------------------------------------------------------
Total Distributions               11.17    14.74     5.90       7.69    4.75     3.63    4.23   10.64    7.68     6.61
Net Asset Value,
End of Period                    $92.85   $86.45   $78.69     $80.97  $73.36   $64.49  $56.39  $67.16  $67.77   $57.83
                                 =====================================================================================
TOTAL RETURN                      20.76%   29.11%    4.53%     21.00%  21.33%   20.99%  (9.82)% 14.93%  30.69%    6.34%
RATIOS/SUPPLEMENTAL DATA:        =====================================================================================
Net Assets, End of Period
 (millions)                      $6,543  $5,230    $3,746     $3,527   $2,913  $2,640  $2,521  $3,403   $2,551  $1,685
Ratio of Expenses to Average
 Net Assets                        .70%*    .69%      .72%      .74%     .78%    .82%    .85%    .65%*    .67%*   .69%
Ratio of Net Investment
 Income to Average Net Assets     3.02%*   2.47%     1.80%     1.90%    2.18%   3.08%   4.88%   5.57%*   4.16%*  3.32%
Portfolio Turnover Rate          58.35%   79.32%    66.55%    48.78%   41.06%  47.89%  43.41%  71.54%   89.67%   77.72%
Average Commission Per Share      $.041    --        --         --       --      --     --      --       --       --

*After reduction of expenses by the investment adviser. Had the investment adviser not undertaken such action, the ratios of operating expenses and net investment income would have been .72% and 3.00% in 1996, .67% and 5.55% in 1989, and .74% and 4.09% in 1988.

QUALIFIED - CLASS Z

                                   YEAR ENDED DECEMBER 31,
==============================================================================
                                    1996     1995    1994       1993     1992    1991    1990     1989    1988    1987
=======================================================================================================================

NET ASSET VALUE,
Beginning of Year                 $29.74  $26.67   $27.00     $24.43  $21.18   $18.37  $22.21  $22.71  $19.37   $20.06
                                  -----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                .94     .66      .43        .38     .49      .67    1.22    1.34     .84      .77
Net Gains or Losses
 on Securities (realized
 and unrealized)                    5.24    6.33     1.10       5.12    4.27     3.18    (3.45)  1.91    4.95      .86
                                  --------------------------------------------------------------------------------------
Total from Investment Operations    6.18    6.99     1.53       5.50    4.76     3.85   (2.23)   3.25    5.79     1.63
LESS DISTRIBUTIONS:                -------------------------------------------------------------------------------------
Dividends (from net
 investment income)                  .87    .65       .43        .37     .49      .67    1.23    1.36      .83     .88
Distributions (from capital gains)  2.58    3.27     1.43       2.56    1.02      .37     .38    2.39    1.62     1.44
                                   -----------------------------------------------------------------------------------
Total Distributions                 3.45    3.92     1.86       2.93    1.51     1.04    1.61    3.75    2.45     2.32
Net Asset Value,                   -----------------------------------------------------------------------------------
End of Period                     $32.47  $29.74   $26.67     $27.00  $24.43   $21.18  $18.37  $22.21  $22.71   $19.37
                                  ====================================================================================
Total Return                       21.19%  26.60%    5.73%     22.71%  22.70%   21.13% (10.12)% 14.44%  30.15%    7.72%
                                  =====================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
 Period (millions)                 $4,287  $3,002  $1,792     $1,511   $1,251  $1,110  $1,075  $1,470   $1,094    $686
Ratio of Expenses to
 Average Net Assets                .75%*    .72%    .73%        .78%     .82%    .87%    .89%    .70%*    .62%*   .71%
Ratio of Net Investment Income
 to Average Net Asset             3.06%*   2.71%   1.91%       1.65%    2.10%   3.09%   5.40%    5.61%*  3.96%*  3.43%
Portfolio Turnover Rate          65.03%   75.59%  67.65%      56.22%   47.39%  51.99%  46.12%   73.41%  85.05%  73.50%
Average Commission Per Share      $.036   --       --          --        --     --       --       --     --       --

*After reduction of expenses by the investment adviser. Had the investment adviser not undertaken such action, the ratios of operating expenses and net investment income would have been .78% and 3.03% in 1996, .71% and 5.60% in 1989, and .69% and 3.89% in 1988.

BEACON - CLASS Z

                                                                                                      Sept. 1, 1987 Year Ended
                         Year Ended December 31,                                                      to Dec. 31,   August 31,
---------------------------------------------------------------------------------------------------------------------------------
                           1996    1995     1994    1993       1992     1991    1990    1989     1988    1987        1987+
=============================================================================================================================

NET ASSET VALUE,
Beginning of Period     $35.94    $31.03  $31.09   $27.10     $23.36  $20.80  $24.09 $22.85   $19.49    $24.78      $19.27
                        -----------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT OPERATIONS:
Net Investment Income     1.20       .87     .46      .37        .45     .75    1.08   1.12      .77       .22         .37
Net Gains or Losses on
 Securities
 (realized and
 unrealized)             6.28      7.09    1.28      5.81       4.85    2.88   (3.03)  2.84     4.80     (3.96)       6.39
                        -----------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS              7.48      7.96    1.74      6.18       5.30    3.63   (1.95)  3.96     5.57     (3.74)       6.76
Less Distributions:    ------------------------------------------------------------------------------------------------------
Dividends (from net
 investment income)      1.06      .84      .44       .37        .46     .74    1.08   1.17      .80       .51         .31
Distributions (from
 capital gains)          3.41     2.21     1.36      1.82       1.10     .33     .26   1.55     1.41      1.04         .94
                       -------------------------------------------------------------------------------------------------------
Total Distributions       4.47      3.05    1.80     2.19       1.56    1.07    1.34   2.72     2.21      1.55        1.25
Net Asset Value,       ------------------------------------------------------------------------------------------------------
End of Period           $38.95    $35.94  $31.03   $31.09     $27.10  $23.36  $20.80 $24.09   $22.85    $19.49      $24.78
                       ----------------------------------------------------------------------------------------------------
TOTAL RETURN*            21.19%    25.89%   5.61%   22.93%     22.92%  17.60%  (8.17)%17.46%   28.79%   (15.12)%     37.33%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End
 of Period (millions)   $4,920     $3,573   $2,060  $1,062     $534    $398   $388    $409     $214       $131       $159
Ratio of Expenses
 to Average Net Assets    .73%***    .72%   .75%     .73%       .81%    .85%     .85%  .67%***   .59%***   .87%**      .85%
Ratio of Net
 Investment
 Income to
 Average Net
 Assets                 3.21%***   2.89%   1.96%    1.53%      1.90%   3.07%    4.59%   4.98%*** 3.64%***2.86%**   2.50%
Portfolio
 Turnover Rate         66.87%     73.18%  70.63%   52.88%     57.52%  56.63%   57.74%  67.18%   86.79%   28.07%   73.41%
Average Commission
 Per Share              $.047       --      --         --       --      --       --      --       --       --       --

+This year is covered by the report of other independent auditors. This report is not included in this prospectus.

*Not annualized for periods of less than one year.

**Annualized.

***After reduction of expenses by the investment adviser. Had the investment adviser not undertaken such action, the ratios of operating expenses and net investment income would have been 0.75% and 3.19% in 1996, .68% and 4.97% in 1989, and .66% and 3.57% in 1988.


DISCOVERY - CLASS Z
                        YEAR ENDED DECEMBER 31,
==================================================================
                        1996    1995     1994    1993
===============================================================

NET ASSET VALUE,
BEGINNING OF YEAr     $15.16   $12.55  $13.05   $10.00
               ----------------------------------------------------
Income from
 Investment
 Operations:
Net Investment
 Income                  .34      .17     .15      .10
Net Gain on Securities
 (realized and
 unrealized)            3.39         3.40      .32    3.48
                       ---------------------------------------
Total from Investment
 Operations             3.73         3.57      .47    3.58
Less Distributions:    ----------------------------------------
Dividends (from net
 investment income)     .31          .14       .16     .09
Distributions
 (from capital gains)  1.40          .82       .81     .44
                       -----------------------------------------
Total Distributions     1.71      .96     .97      .53
Net Asset Value,      ------------------------------------------
End of Period         $17.18   $15.16  $12.55   $13.05
                      ==========================================
Total Return           24.93%   28.63%   3.62%   35.85%
                      ==========================================
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
 Period (millions)    $2,976   $1,370   $725      $548
Ratio of Expenses
 to Average
 Net Assets             .96%*   .99%   .99%       1.07%
Ratio of Net Investment
 Income to
 Average Net Asset     2.24%*  2.00%  1.64%       1.17%
Portfolio
 Turnover Rate        80.18%  73.23  72.70%      90.37%
Average Commission
 Per Share             $.026   --     --           --

*After reduction of expenses by the investment adviser. Had the investment adviser not undertaken such action, the ratios of operating expenses and net investment income would have been .99% and 2.21% in 1996.

EUROPEAN - CLASS Z

                    For the period
                    July 3, 1996+ to
                    December 31, 1996
===================================

NET ASSET VALUE,
Beginning of Period           $10.00
                    ------------------------------------
Income from Investment Operations:
Net Investment Income          .06
Net Gain on Securities
 (realized and
 unrealized)                  1.40
                   ------------------------------------
Total from Investment
 Operations                   1.46
                   ------------------------------------
LESS DISTRIBUTIONS:
 Dividends (from net
 investment income)           .05
Distributions (from
 capital gains)               .02
                   ------------------------------------
Total Distributions           .07
NET ASSET VALUE,   ------------------------------------
End of Period              $11.39
                   ====================================
Total Return                14.61%*
                  =====================================

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
 Period (millions)            $450
Ratio of Expenses to
 Average Net Assets         1.15%**
Ratio of Expenses,
 Net of Reimbursement,
 to Average Net Assets      1.09%**
Ratio of Net Investment
 Income to
 Average Net Assets         1.87%**
Portfolio Turnover Rate    36.75%
Average Commission
 Per Share                  $.023
+Commencement of Operations
*Not annualized for periods of less than one year.
**Annualized.

HOW DOES THE FUND INVEST ITS ASSETS?


The Fund's Investment Objective

The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation. These objectives are fundamental policies of each Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

Types of Securities in which the Fund May Invest

European will normally invest at least 65% of its invested assets in the securities of issuers organized under the laws of, or whose principal business operations are in, or at least 50% of whose revenue is earned from, European countries. European countries are given a broad definition which includes all of the countries that are members of the European Union, United Kingdom, Scandinavia, Eastern and Western Europe and those regions of Russia and the former Soviet Union that are considered part of Europe. European may also invest up to 35% of its invested assets in U.S. securities as well as in securities of issuers from the Levant, Middle East and the rest of the world. European is currently expected to invest primarily in Western Europe and Scandinavia but may also include investments in other countries. European will normally invest in at least 5 countries although it may invest all of its assets in a single country. However, European may include in its portfolio securities of issuers from outside of Europe and the U.S. For short-term purposes, European anticipates that it generally will buy short-term securities denominated in U.S. dollars. European will normally attempt to maintain at least 50% of the value of its assets invested in securities of foreign corporations at the close of each taxable year.

Financial Services will normally invest at least 65% of its invested assets in the securities issued by companies in the financial services industry. Accordingly, Financial Services will be concentrated in the financial services industry which, for Fund purposes, is considered to be issuers which, on the basis of information supplied to and analyzed by Franklin Mutual, are believed to have at least 50% of their assets or revenues derived from the creation, purchase and sale of financial instruments. Issuers in the financial services industry include banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisers, investment companies and insurance companies. Many issuers within the financial services industry are smaller capitalized companies and therefore may be subject to certain risks not associated with larger companies. (See the discussion in the next paragraph.) As the nature of the financial services industry continues to evolve, additional types of issuers may be included in the Fund. Financial Services' investment policy of concentrating in the financial services industry is fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Financial Services.

Discovery expects to invest approximately 50% of its assets in foreign companies and to invest proportionately more of its assets in smaller capitalized companies than the other series. Investing in smaller capitalized companies may involve greater risks than investing in securities of larger companies. Smaller companies often are not well known, often may trade at a discount and may not be followed by established financial institutions.

Each Fund pursues its objectives primarily through investments in common stock and preferred stock as well as debt securities and securities convertible into common stock (including convertible preferred and convertible debt securities). You should bear in mind that since every investment carries risk, the value of the assets of each series fluctuates with changes in the market value of the Fund's investments. Therefore, there is no assurance that the Fund's objectives will be achieved. Except for the Fund's primary and secondary investment objectives, these objectives are not fundamental and the Board reserves the right to change them without shareholder approval, which may result in the Fund having an investment objective different from that which an investor deemed appropriate at the time of investment.

The general investment policy of each Fund is to invest in common stock, preferred stock and corporate debt securities, which may be convertible into common stock and the other investments described below which, in the opinion of Franklin Mutual, are available at prices less than their intrinsic value. (See "Non-U.S. Securities," "Repurchase Agreements and Loans of Securities" and "Hedging.")

Franklin Mutual also has no pre-set limits as to the percentage of each Fund's portfolio which may be invested in equity securities, debt securities (including "junk bonds" as described below), or cash equivalents. Franklin Mutual's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as Franklin Mutual examines each security separately; Franklin Mutual has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by a series. Although the Funds may invest in securities from any size issuer, Mutual Shares, Qualified and Beacon will tend to invest in securities of issuers with market capitalizations in excess of $1 billion due to the larger size of these series. Each Fund may invest in securities that are traded on U.S. or foreign exchanges, the National Association of Securities Dealers Automated Quotation system ("NASDAQ") national market system or in the over-the-counter ("OTC") market. With the exception of Financial Services, each Fund may invest in any industry sector although no series will be concentrated in any one industry.

Debt securities in which the Fund invests (such as corporate and U.S. government bonds, debentures and notes) may or may not be rated by rating agencies such as Moody's or S&P, and, if rated, such rating may range from the very highest to the very lowest, currently C for Moody's and D for S&P. Securities rated D are in default as to the payments of principal and interest. Medium and lower rated debt securities in which each series expects to invest are commonly known as "junk bonds." The Fund may be subject to investment risks as to these unrated or lower rated securities that are greater in some respects than the investment risks incurred by a fund which invests only in securities rated in higher categories. In addition, the secondary market for such securities may be less liquid and market quotations less readily available than higher rated securities, thereby increasing the degree to which judgment plays a role in valuing such securities. The general policy of each Fund is to invest in debt instruments, including junk bonds, for the same reasons underlying investments in equities, i.e., whenever such instruments are available, in Franklin Mutual's opinion, at prices less than their intrinsic value. Consequently, Franklin Mutual's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Funds have historically invested in debt instruments issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing, the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or about to, default that Franklin Mutual identifies securities which are sometimes available at prices which it believes are less than their intrinsic value. Although such debt securities may pose a greater risk than higher rated debt securities of loss of principal, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies and offer the potential for certain investment opportunities. See "How does the Fund Invest its Assets? - Medium and Lower Rated Corporate Debt Securities" in the SAI.

Each Fund also seeks to invest in the securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. Although there are no restrictions limiting the extent to which a Fund may invest in such transactions, no Fund presently anticipates investing more than 50% of its portfolio in such investments. There can be no assurance that any merger, consolidation, liquidation, reorganization or tender or exchange offer proposed at the time a Fund makes its investment will be consummated or will be consummated on the terms and within the time period contemplated by Franklin Mutual.

Each Fund from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring ("Indebtedness"). Such Indebtedness may be in the form of loans, notes, bonds or debentures. Participations normally are made available only on a nonrecourse basis by financial institutions, such as banks or insurance companies, or by governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or may include supranational organizations such as the World Bank. When a Fund purchases a participation interest, it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.

Each Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some corporate debt securities, including Indebtedness, purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor Franklin Mutual considers in purchasing a particular Indebtedness. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. Franklin Mutual believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through proper analysis. There are no established markets for some of this Indebtedness and thus it is less liquid than more heavily traded securities. Indebtedness which represents indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds purchase loans from national and state chartered banks as well as foreign ones. The Funds normally invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.

Each Fund does not invest more than 15% of its portfolio in assets which are illiquid, including Indebtedness which are not readily marketable. Other securities which may be considered to be illiquid but in which a Fund may invest include restricted securities not registered under the Securities Act of 1933, OTC options and securities that are otherwise considered illiquid as a result of market or other factors.

Each Fund may invest in securities eligible for resale under Rule 144A of the Securities Act of 1933 ("144A securities"). The Board has adopted procedures in accordance with Rule 144A whereby specific 144A securities held in the Fund may be deemed to be liquid. Nevertheless, due to changing market or other factors 144A securities may be subject to a greater possibility of becoming illiquid than registered securities. Fund purchases of 144A securities may increase the level of illiquidity and institutional buyers may become disinterested in purchasing such securities.

Each Fund may also invest in cash equivalents such as Treasury bills and high quality commercial paper. The Funds generally purchase securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when Franklin Mutual perceives that one or more of the Funds may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such activities. The Funds may also invest in distressed mortgage obligations and other debt secured by real property and may sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Fund can profit if the price decreases. The Funds may also sell securities "short against the box" without limit. See "How does the Fund Invest its Assets? - Short Sales" in the SAI for more discussion of these practices.

Each Fund may invest in common stock, preferred stock and corporate debt securities in such proportions as Franklin Mutual deems advisable. Franklin Mutual typically keeps a portion of the assets of each Fund invested in short-term debt securities and preferred stocks although it may choose not to do so when circumstances dictate. In addition, each Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Investors should recognize that a Fund's purchase of the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees.


Special Considerations Relating to Financial Services

Under regulations of the SEC, a Fund, including Financial Services, may not invest more than 5% of its total assets in the securities of any company that derives more than 15% of its revenues from securities-related activities, which means activities as a broker, dealer, underwriter or investment adviser. Further, immediately after a purchase of equity securities of such an issuer, such Fund may not own more than 5% of the outstanding securities of any class of equity securities of such issuer, and immediately after a purchase of debt securities of such an issuer, such Fund may not own more than 10% of the outstanding principal amount of such issuer's debt securities.

As stated above, Financial Services concentrates its investments in the financial service industry. Its investment and performance, accordingly, will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation which may limit both the amount and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including reserve inadequacy and the inability to collect from reinsurance carriers.

Congress is currently considering legislation that would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the industry and Financial Services. While banks may be able to expand the services which they offer if legislation broadening bank powers is enacted, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change with various consolidations and the continual development of new products, structures and a regulatory framework that is anticipated to be subject to further change.


Non-U.S. Securities

The Funds may purchase securities of non-U.S. issuers and Discovery expects that approximately 50% of its assets may be so invested. European will normally invest at least 65% of its invested assets in European countries (as defined above). The remaining Funds expect to invest a lesser percentage in securities of non-U.S. issuers than Discovery, with Beacon investing the next largest percentage, followed by Qualified, Financial Services and finally with Mutual Shares holding the smallest percentage of these securities. The Funds may purchase securities denominated in any currency and generally expect currency risks will be hedged to the extent that hedging is available. Investments in securities of non-U.S. issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, volatile political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments, although Franklin Mutual generally attempts to reduce such risks through hedging transactions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs on non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. Each series' foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

Each Fund may invest in securities commonly known as Depositary Receipts of non-U.S. issuers which have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Depositary Receipts can be sponsored by the issuer of the underlying securities or the issuing bank or trust company or unsponsored. Holders of unsponsored Depositary Receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

Dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located, which may not be recoverable, either directly or indirectly, as a foreign tax credit or deduction by the Fund or its shareholders. Please see the SAI for more details.


Repurchase Agreements and Loans of Securities

Each Fund may invest up to 10% of its assets in repurchase agreements, including tri-party repurchase agreements. Each Fund may also loan its portfolio securities in order to realize additional income. Repurchase and tri-party agreements are generally agreements under which the Fund obtains money market instruments subject to resale to the seller at an agreed upon price and date. Any loans of portfolio securities which the Fund may make must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. The Funds presently do not anticipate loaning more than 5% of their respective portfolio securities. There are certain risks associated with such transactions which are described in the SAI.


Hedging and Income Transactions

The Funds may utilize various investment strategies as described below to hedge various market risks (such as risks related to fluctuations in interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or for gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur and the Fund will describe any such techniques in its registration statement before using them. In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all of the above are called "Hedging Transactions").

Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Hedging Transactions successfully will depend on Franklin Mutual's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Each Fund generally hedges the foreign currency risk associated with its investments in foreign securities. European expects to hedge for gain on market risks including broad movements in markets in addition to the specific currency risk of its portfolio securities. No more than 5% of the Fund's assets will be at risk in such types of instruments entered into for non-hedging purposes. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into generally for bona fide hedging, risk management or portfolio management purposes.

Hedging Transactions, whether entered into as a hedge or for gain, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Franklin Mutual's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments, increase the cost of holding a security and reduce the returns on securities or cause a series to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if it is able to close out a transaction at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions may also reduce the Fund's total return to investors.


Fundamental Restrictions

Each Fund has adopted a number of fundamental investment restrictions, which may not be changed for a particular Fund without the approval of that Fund's shareholders. These restrictions are set forth in the SAI.

Among other things, each Fund may not purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations; make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded; for all Funds except for Financial Services, invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry); or issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes). Such borrowing has special risks. The Fund will not engage in investment transactions when borrowing exceeds 5% of its assets.

While Mutual Shares, Qualified, Beacon, Discovery and European have identical basic investment restrictions, and Mutual Shares, Qualified, Beacon, European and Financial Services have identical investment objectives, Franklin Mutual seeks to retain certain historical differences among the Funds on an informal basis. Mutual Shares, Qualified and Beacon have generally invested in larger and medium sized companies with large share trading volume. Discovery, in comparison to the other Funds, has tended to invest proportionately more of its portfolio in smaller companies (see the discussion of investment policies above) and in foreign companies (see "Non-U.S. Securities"). Qualified was originally intended for purchase by pension plans, profit sharing plans and other nontaxpaying entities, and the portfolio was intended to have greater flexibility due to reduced concerns about the tax effects on shareholders. Depending on market conditions, and any future changes in tax laws, Franklin Mutual expects that it will purchase securities for Qualified which satisfy such a goal, although currently Qualified operates in the same fashion as Mutual Shares and Beacon. Financial Services and European will utilize the same investment philosophy but will apply it in the context of investing in the financial services industry and European securities, respectively. Allocation of investments among the Funds will also depend upon, among other things, the amount of cash in, and relative size of each Fund's portfolio. In addition, the factors outlined above are not mutually exclusive and a particular security may be owned by more than one of the Funds.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Restrictions and Limitations" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


WHO MANAGES THE FUND?

The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. Franklin Mutual manages the Fund's assets and makes its investment decisions. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Franklin Mutual and its affiliates manage over $207 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Michael F. Price since 1975, Jeffrey A. Altman since 1988, Robert L. Friedman since 1988, Raymond Garea since 1991, Peter A. Langerman since 1986 and Lawrence N. Sondike since 1984.

Michael F. Price
Chief Executive Officer and President of Franklin Mutual

Mr. Price has a Bachelor of Arts degree in Business Administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine, the former investment manager for Franklin Mutual Series Fund Inc. He became Chief Executive Officer of Franklin Mutual in November 1996. He is Chairman of the Board and President of Franklin Mutual Series Fund Inc.

Jeffrey A. Altman
Senior Vice President of Franklin Mutual

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to November 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Robert L. Friedman
Senior Vice President of Franklin Mutual

Mr. Friedman has a Bachelor of Arts degree in Humanities from Johns Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Raymond Garea
Senior Vice President of Franklin Mutual

Mr. Garea has a Bachelor of Science degree in Engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Peter A. Langerman
Chief Operating Officer and Senior Vice President of Franklin Mutual

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. Mr. Langerman is a director and Executive Vice President of Franklin Mutual Series Fund Inc.

Lawrence N. Sondike
Senior Vice President of Franklin Mutual

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a Research Analyst for Heine, the former investment manager for Franklin Mutual Series Fund Inc. He joined Franklin Mutual in November 1996. He is a Vice President of Franklin Mutual Series Fund Inc.

Management Fees. During the fiscal year ended December 31, 1996, management fees, before any advance waiver, totaled 0.60%, 0.60%, 0.60%, 0.80% and 0.80% of the average daily net assets of Mutual Shares, Qualified, Beacon, Discovery, and European, respectively. Total operating expenses of the class were 0.72%, 0.78%, 0.75%, 0.99% and 1.15% of the average daily net assets of Mutual Shares, Qualified, Beacon, Discovery, and European, respectively. Under an agreement by Franklin Mutual to limit its fees, Mutual Shares, Qualified, Beacon, Discovery, and European paid management fees totaling 0.58%, 0.57%, 0.58%, 0.77% and 0.74%, respectively, and operating expenses totaling 0.70%, 0.75%, 0.73%, 0.96% and 1.09%, respectively.

The Fund pays its own operating expenses. These expenses include Franklin Mutual's management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Franklin Mutual; fees of any personnel not affiliated with Franklin Mutual; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Franklin Mutual. The Board has determined the method and procedure for allocating expenses between the series and the classes of Mutual Series and reserves the right to modify such method and procedures.

Under their management agreements, the Funds pay Franklin Mutual a management fee equal to an annual rate of 0.60% of the average daily net assets of Mutual Shares, Qualified and Beacon, and 0.80% of the average daily net assets of Discovery, European and Financial Services. The fee is computed at the close of business on the last business day of each month.

Portfolio Transactions. Franklin Mutual seeks to obtain the best execution on all transactions. If Franklin Mutual believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. To the extent that any of the Funds owns more than 5% of the securities of a broker-dealer, that broker-dealer may be considered to be an affiliated person of such Fund. If such Fund places any portfolio transactions through the broker-dealer, such Fund would be required to comply with certain rules of the SEC relating to the payment of brokerage commissions to affiliated broker-dealers. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. FT Services provides certain administrative services and facilities for the Fund. Under its administration agreement, the Fund pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. During the two-month period ended December 31, 1996, annualized administration fees totaling 0.08% of the average daily net assets of each series were paid to FT Services. These fees are included in the amount of total expenses shown above. Please see "Investment Management and Other Services" in the SAI for more information.

Prior Services. Before November 1, 1996, Heine managed the Fund's assets and made its investment decisions under separate investment management agreements that were substantially the same as the management agreement currently in effect with Franklin Mutual.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, Class Z of the Fund advertises its performance. The more commonly used measure of performance is total return.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested.

The investment results of Class Z will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

Each series is treated as a separate entity for federal income tax purposes. The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.

You will generally have to pay Federal income taxes on the dividends and distributions you receive from a series and on gains realized upon redemption of your shares.

Following each calendar year, you will receive information for tax purposes on the dividends and capital gain distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income whether received in cash or in kind. Any distributions designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the holding period of your shares of such series. All or a portion of any dividends paid by the Fund to corporate shareholders may, under certain circumstances, be eligible for the dividends received deduction. Credit for foreign taxes paid by the Fund have generally not been available to shareholders.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and generally be subject to tax.

The IRS requires backup withholding of federal income tax of 31% of the gross amount of dividends, capital gain distributions, and redemption proceeds paid or credited to shareholders who do not furnish a valid social security or taxpayer identification number. If you are using the Fund as a medium for tax qualified retirement plans, you may be subject to a 20% mandatory withholding upon withdrawal under certain circumstances.

Redemptions of shares of a series will be taxable transactions for federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between your basis in your shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will be a long-term capital gain or loss if you have held your shares for a period of more than one year. If you redeem shares of any series at a loss and make an additional investment in the same series 30 days before or after your redemption, the loss may be disallowed under the wash sale rules.

Income received by each series from sources outside the U.S. may be subject to withholding and other foreign taxes. As long as more than 50% of the value of a particular series' assets at the close of any taxable year consists of securities of foreign corporations, as is anticipated for European, such series intends to elect to treat any foreign income paid by the series as if it were paid by shareholders. Accordingly, the amount of foreign income taxes paid by European will be included in the income of its shareholders and the European shareholders will be entitled to credit their portions of those amounts against their U.S. federal income taxes, if any, or to deduct such portions from their taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes. Shortly after any year for which it makes such an election, European will report to its shareholders, in writing, the amount per share of any foreign tax that must be included in each shareholder's gross income and the amount that will be available for deduction or credit.

In general, a credit for foreign taxes may not exceed the U.S. shareholder's U.S. federal income tax attributable to its foreign source taxable income. If European elects to treat foreign taxes paid by the series as paid by the shareholders as described in the preceding paragraph, the source of European's income will flow through to its shareholders for purposes of calculating the limitation on foreign tax credits. Dividends and interest received by the Fund in respect of non-U.S. securities will give rise to foreign source income to shareholders. Please consult your tax advisors with respect to the federal, state, local or foreign tax consequences of the pass-through of foreign tax credits described above.

The foregoing summary of federal income tax consequences is included herein for general informational purposes only. It does not address the tax consequences to all investors and does not address the tax consequences under state, local, foreign and other tax laws. Please consult your own tax advisors with respect to the tax consequences of an investment in the Fund.


HOW IS THE FUND ORGANIZED?

Each Fund is a diversified series of Mutual Series, an open-end management investment company, commonly called a mutual fund. Mutual Series was organized as a Maryland corporation on November 12, 1987, and is registered with the SEC. Each Fund, with the exception of Financial Services, which was not effective until August 19, 1997, began offering three classes of shares on November 1, 1996: Mutual Shares Fund Class Z, Mutual Shares Fund - Class I, Mutual Shares Fund - Class II, Mutual Qualified Fund - Class Z, Mutual Qualified Fund - Class I, Mutual Qualified Fund Class II, Mutual Beacon Fund - Class Z, Mutual Beacon Fund - Class I, Mutual Beacon Fund - Class II, Mutual European Fund - Class Z, Mutual European Fund - Class I, Mutual European Fund - Class II, Mutual Discovery Fund - Class Z, Mutual Discovery Fund - Class I, and Mutual Discovery Fund - Class II. All shares outstanding before the offering of Class I and Class II shares on November 1, 1996, are considered Class Z shares. Financial Services was created initially with, and offers, three classes of shares: Class I, Class II, and Class Z. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of Mutual Series for matters that affect Mutual Series as a whole.

Mutual Series has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

Mutual Series does not intend to hold annual shareholder meetings. Mutual Series or a Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of July 22, 1997, Michael F. Price owned of record and beneficially more than 25% of the outstanding shares of Class Z of European.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?


Opening Your Account
Shares of the Fund may be purchased without a sales charge. To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. CURRENTLY, THE FUND DOES NOT ALLOW INVESTMENTS BY MARKET TIMERS.

                     MINIMUM
                  INVESTMENTS*
-------------------------------------------------------

To Open Your Account          $5,000,000
To Add to Your Account             $25

*We waive or lower these minimums for certain investors listed below. We may also refuse any order to buy shares. To determine if you meet the minimum investment requirement, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund's minimum initial investment requirement will not apply to purchases by:

 1. Existing shareholders of any series as of October 31, 1996, and their immediate family members residing at the same address subject to the other terms and conditions as set forth in this prospectus

 2. Redemption proceeds from a sale of Class Z shares of the Fund if reinvested in the same class of shares of any series within 365 days of the redemption date

 3. A direct rollover to an IRA by employees of a company with a non-custodial pension plan set up as an omnibus account on October 31, 1996

 4. Partnership shareholders who have an account on October 31, 1996, whether or not they are listed on the registration

 5. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition, or exchange offer or other business combination transaction

 6. New participants and accounts of employer-sponsored retirement plans invested in the Fund as of October 31, 1996, and employees who own Fund shares through an employer-sponsored retirement plan as of October 31, 1996, who wish to open new individual Class Z accounts in their own names

 7. Corporate shareholders invested in the Fund as of October 31, 1996, using the same registration, or new companies of such corporate shareholders that have been reorganized into smaller, independent companies

 8. Shareholders who owned shares of the Fund through a broker-dealer or service agent omnibus account on October 31, 1996

 9. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

10. Qualified registered investment advisors or certified financial planners who have clients invested in Mutual Series on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

11. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

12. Accounts managed by the Franklin Templeton Group

13. The Franklin Templeton Profit Sharing 401(k) Plan

14. Each series of the Franklin Templeton Fund Allocator Series investing in Mutual Shares and Discovery, subject to a $1,000 minimum initial and subsequent investment requirement

15. Employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that
    (i) are sponsored by an employer with at least 5,000 employees, or (ii have plan assets of $50 million or more

16. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

17. Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Class Z shares

18. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

   o Was formed at least six months ago,

   o Has a purpose other than buying Fund shares at a discount,

   o Has more than 10 members,

   o Can arrange for meetings between our representatives and group members,

   o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

   o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

   o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Telephone Purchases

If you are a current shareholder, you may buy Fund shares by calling the Fund at 1-800-448-FUND prior to the earlier of 4:00 p.m. Eastern time or the close of the NYSE. Telephone purchases must be for at least $1,000 and must be made in an account that has an existing balance equal to at least one half of the telephone purchase. Please see section seven of the application.

How Do I Buy Shares in Connection with Retirement Plans?
Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


Payments to Securities Dealers

Securities Dealers who initiate and are responsible for purchases of Class Z shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Class Z or Advisor Class shares.

METHOD           STEPS TO FOLLOW
-------------------------------------------------------------------------

BY MAIL          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you're exchanging
-------------------------------------------------------------------------

BY PHONE         Call Shareholder Services

                  If you do not want the ability to exchange by phone to apply to your account, please let us know.
---------------------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative
--------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.


Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o    Currently, the Fund does not allow investments by Market Timers.

o Mutual Series Class Z shareholders of record on October 31, 1996, and others who would not qualify to buy Class I shares of Franklin Templeton Funds at Net Asset Value, may exchange their shares for Class I shares at Net Asset Value of other Franklin Templeton Funds, as permitted by each fund's current prospectus, provided those shares have been held at least six consecutive months in any one Fund prior to the exchange.

Because excessive trading can hurt Fund performance, operations, and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


Limited Exchanges Between Different Classes of Shares

If you qualify to buy Advisor Class shares of the Franklin Templeton Funds and you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Class Z shares for Class I shares of that fund at Net Asset Value. If you qualify to buy Advisor Class shares of the Franklin Templeton Funds and you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Class Z shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers a Class Z or Advisor Class, you may exchange your Class I shares for Class Z or Advisor Class shares of that fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
-----------------------------------------------------------------------

BY MAIL          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required

                 4. Corporate, partnership and trust accounts may need
                    to send additional documents. Accounts under court jurisdiction may have other requirements.
-----------------------------------------------------------------------

BY PHONE         Call Shareholder Services

                 Telephone requests will be accepted:

                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                 o Unless you are selling shares in a Trust Company retirement plan account

                 o Unless the address on your account was changed by phone
                   within the last 15 days

                 If you do not want the ability to redeem by phone to
                 apply to your account, please let us know.
----------------------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative
--------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


Trust Company Retirement Plan Accounts

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income semi-annually. The distributions are frequently declared at mid-year and during late December. Capital gains, if any, may be distributed twice a year, usually once in December and once at mid-year.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the Advisor Class of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions, in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

Share Price

You buy and sell Class Z shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

     o Your name,

     o The Fund's name,

     o The class of shares,

     o A description of the request,

     o For exchanges, the name of the fund you are exchanging into,

     o Your account number,

     o The dollar amount or number of shares, and

     o A telephone number where we may reach you during the day, or in the evening if preferred.


Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it. Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.


Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless ALL owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
--------------------------------------------------------------------

CORPORATION      Corporate Resolution
-------------------------------------------------------------------

PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
-----------------------------------------------------------------------

TRUST            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
---------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.


Important Information If You Have an Investment Representative If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


Tax Identification Number

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $300, or $100 for IRA accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $300, or $100 for IRA accounts. These minimums do not apply if you fall within categories 12, 13, 14 or 15 under "How Do I Buy Shares? - Opening Your Account."

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your savings or checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o    Confirmation  and  account  statements  reflecting   transactions  in  your
     account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at P.O. Box 997151, Sacramento, California 95899-9983. The Fund and Franklin Mutual are located at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078. Distributors is located at 777 Mariners Island Blvd., San Mateo, California 94403-7777. You may also contact us by phone at one of the numbers listed below.

                                        HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.  (MONDAY THROUGH FRIDAY)
-----------------------------------------------------------------------------

Shareholder Services     1-800/448-3863    5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                        (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans         1-800/448-3863    5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637    5:30 a.m. to 5:00 p.m.
Automated
 Telephone Inquiry       1-800/858-3013    24 hours a day, 7 days a
                                           week

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

Useful Terms and Definitions

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Class Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

Franklin Mutual - Franklin Mutual Advisers, Inc., the Fund's investment manager

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Heine - Heine Securities Corporation, the Fund's former investment manager that was acquired by Resources on October 31, 1996

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                       SUPPLEMENT DATED FEBRUARY 19, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                        FRANKLIN MUTUAL SERIES FUND INC.
                   DATED MAY 1, 1997, AS AMENDED AUGUST 19, 1997

The Statement of Additional Information is amended as follows:

I.     OFFICERS AND DIRECTORS

The last paragraph in the section is replaced with the following:

      As of February 2, 1998, the officers and Board members as a group, owned of record and beneficially the following shares of Mutual Series:
      270,955.590 shares of Mutual Shares - Class Z; 119,485.602 shares of Qualified - Class Z; 161,795.585 shares of Beacon - Class Z; 176,912.438 shares of Discovery Class Z; or less than 1% of the total outstanding Class Z shares of those Funds. As of February 2, 1998, the officers and Board members as a group, owned of record and beneficially 8,489,585.730 shares of European - Class Z and 123,541.206 shares of Financial Services
      - Class Z or 19.76% and 1.00%, respectively, of the total outstanding Class Z shares of European and Financial Services.

II. HOW DO I BUY, SELL AND EXCHANGE SHARES?

The first paragraph under "ADDITIONAL INFORMATION ON SELLING SHARES" is replaced with the following:

      SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

III. THE FUND'S UNDERWRITER

The second paragraph under "THE RULE 12B-1 PLANS" is replaced with the following:

      THE CLASS I PLAN. Under the Class I plan, the Fund may pay up to a maximum of 0.35% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses.

IV. HOW DOES THE FUND MEASURE PERFORMANCE?

The subsection titled "TOTAL RETURN" is revised to add the following:

      The restated average annual total return for each class for the one-, five-, ten-year and from inception periods ended June 30, 1997, was:

      CLASS I              1 YEAR            5 YEARS          10 YEARS
      ----------------------------------------------------------------
      Financial Services*     N/A               N/A               N/A
      Mutual Shares        20.90%            18.80%            14.22%
      Qualified            20.22%            19.10%            14.34%
      Beacon               17.55%            18.68%            14.35%
      Discovery**          19.97%               N/A               N/A
      European***          23.46%               N/A               N/A

      CLASS II             1 YEAR            5 YEARS          10 YEARS
      ----------------------------------------------------------------
      Financial Services*     N/A               N/A               N/A
      Mutual Shares        23.87%            19.57%            14.59%
      Qualified            23.19%            19.88%            14.71%
      Beacon               20.37%            19.44%            14.71%
      Discovery**          22.92%               N/A               N/A
      European***          26.40%               N/A               N/A

      *Financial Services commenced operations on August 19, 1997. **Discovery commenced operations on December 31, 1992. The restated average annual return from inception was 22.08% for Class I and 22.96% for Class II. ***European commenced operations on July 3, 1996.

The restated cumulative total return for each class of the funds listed below for the one-, five-, ten-year and from inception periods ended June 30, 1997, was:

      CLASS I              1 YEAR            5 YEARS          10 YEARS
      ----------------------------------------------------------------
      Mutual Shares        20.90%           136.68%           277.92%
      Qualified            20.22%           139.67%           282.01%
      Beacon               17.55%           135.40%           282.29%
      Discovery*           19.97%               N/A               N/A
      European**           23.46%               N/A               N/A

      CLASS II             1 YEAR            5 YEARS          10 YEARS
      ----------------------------------------------------------------
      Mutual Shares        23.87%           144.44%           290.26%
      Qualified            23.19%           147.55%           294.53%
      Beacon               20.37%           143.08%           294.59%
      Discovery*           22.92%               N/A               N/A
      European**           26.40%               N/A               N/A

      *Discovery commenced operations on December 31, 1992. The restated cumulative total return from inception was 145.16% for Class I and 153.21% for Class II.
      **European commenced operations on July 3, 1996.

      The cumulative total return for Financial Services - Class I from the date of inception (August 19, 1997) through December 31, 1997, was 18.37%. The cumulative total return for Financial Services - Class II from the date of inception (August 19, 1997) through December 31, 1997, was 21.46%.

V.    MISCELLANEOUS INFORMATION

The fourth paragraph in this section is replaced with the following:

      As of February 2, 1998, the principal shareholders of Mutual Series, beneficial or of record, were as follows:

      NAME AND ADDRESS                       SHARE AMOUNT      PERCENTAGE
      BEACON - CLASS I
      ------------------------------------
      Manufacturers Life Ins. Co. USA       8,737,769.066        15.33%
      200 Bloor St. E
      Toronto, Ontario
      Canada 231 M4W 1E5

      EUROPEAN - CLASS Z
      ------------------------------------
      Michael Price                         8,439,422.451        19.64%
      51 John F. Kennedy Parkway
      Short Hills, NJ  07078

      FINANCIAL SERVICES - CLASS Z
      ------------------------------------
      State Street Bank                      661,980.365         5.38%
      Cust. Markman Aggressive
      1 Heritage Dr.
      North Quincy, MA  02171

      From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

VI. FINANCIAL STATEMENTS

The following is added to the section:

      The unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Fund, for the period ended June 30, 1997, are incorporated herein by reference. The audited financial statements of the Financial Services Fund for the period ended December 31, 1997, are as follows:

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights


                                                        AUGUST 19, 1997
                                                        (COMMENCEMENT
                                                        OF OPERATIONS) TO
                                                        DECEMBER 31, 1997
                                                       ------------------
                      PER SHARE OPERATING PERFORMANCE -CLASS Z
                      (For a share outstanding
                       throughout the period)
                      Net asset value, beginning of
                      period..........................       $10.00
                      Income from investment               -----------
                      operations:
                       Net investment income..........          .04
                       Net realized and unrealized gain        2.35
                                                           --------
                      Total from investment operations         2.39
                      Less distributions from:              ---------
                       Net investment income..........         (.03)
                       Net realized gains.............         (.09)
                                                           --------
                      Total distributions.............         (.12)
                                                           --------
                      Net asset value, end of period..     $  12.27
                                                           --------
                      Total Return*...................        23.92%

                      RATIOS/SUPPLEMENTAL DATA
                      Net assets, end of period
                       (000's)                         $136,350
                      Ratios to average net assets:
                      Expenses.......................         1.00%**
                      Expenses, excluding waiver and          1.62%**
                        payments by affiliate...........
                      Net investment income..........         1.37%**
                      Portfolio turnover rate.........        42.26%
                      Average commission rate paid***.       $  .0241

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.)

                                                        AUGUST 19, 1997
                                                        (COMMENCEMENT
                                                        OF OPERATIONS)
                                                        TO DECEMBER 31, 1997
                                                        --------------------
                      PER SHARE OPERATING PERFORMANCE
                      - CLASS I
                      (For a share outstanding
                       throughout the period)
                      Net asset value, beginning of
                      period..........................      $10.00
                      Income from investment                -------
                      operations:
                       Net investment income..........         .03
                       Net realized and unrealized gain       2.35
                                                            ------
                      Total from investment operations        2.38
                      Less distributions                    -------
                      from:
                       Net investment income..........        (.02)
                       Net realized gains.............        (.09)
                                                            ------
                      Total distributions.............        (.11)
                                                            ------
                      Net asset value, end of period..      $12.27
                                                            ------
                      Total Return*...................       23.83%

                      RATIOS/SUPPLEMENTAL DATA
                      Net assets, end of period
                       (000's)                          $78,249
                      Ratios to average net assets:
                      Expenses.......................         1.35%**
                      Expenses, excluding waiver and
                        payments by affiliate........         1.97%**
                      Net investment income..........         1.02%**
                      Portfolio turnover rate.........       42.26%
                      Average commission rate paid***.       $ .0241

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities.

                                                        AUGUST 19, 1997
                                                        (COMMENCEMENT
                                                        OF OPERATIONS)
                                                        TO DECEMBERR 31, 1997
                                                       ----------------------
                      PER SHARE OPERATING PERFORMANCE
                      - CLASS II
                      (For a share outstanding
                      throughout the period)
                      Net asset value, beginning of
                      period..........................     $10.00
                      Income from investment              --------
                      operations:
                       Net investment income..........         .01
                       Net realized and unrealized gain       2.35
                                                            ------
                      Total from investment operations        2.36
                      Less distributions from:
                       Net investment income..........        (.01)
                       Net realized gains.............        (.09)
                                                            ------
                      Total distributions.............        (.10)
                                                            ------
                      Net asset value, end of period..      $12.26
                                                            ------
                      Total Return*...................       23.57%

                      RATIOS/SUPPLEMENTAL DATA
                      Net assets, end of period
                      (000's)                          $43,207
                      Ratios to average net assets:
                       Expenses.......................       2.00%**
                       Expenses, excluding waiver and        2.62%**
                      payments by affiliate...........
                      Net investment income..........         0.37%**
                      Portfolio turnover rate.........       42.26%
                      Average commission rate paid***.       $ .0241

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.

MUTUAL FINANCIAL SERVICES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                  COUNTRY   SHARES    VALUE
        COMMON STOCKS  80.6%                      --------------------------
        BANKING  32.7%
       * Annapolis National Bancorp Inc....  United States 48,663  $ 517,044
       * Banca Di Roma SpA.................    Italy    1,800,000  1,815,263
       * Banca Nazionale del Lavoro SpA, fgn Italy 631,500 9,816,986 Banco Latinoamericano de
          Exportaciones SA, E.............    Panama       93,300  3,860,288

       * Banque Cantonale Vaudoise, fgn... Switzerland     13,780  4,704,423
         BG Bank AS, fgn..................    Denmark      41,700  2,805,601
       * Bok Financial Corp...............United States    92,700  3,597,919
       * Century Bancorp Inc..............United States     5,500     98,313
         Chase Manhattan Corp.............United States    35,000  3,832,500
       * Credit National/Natexis..........    France       60,533  3,530,295
         First Union Corp.................United States   102,780  5,267,475
         Fleet Financial Group Inc........United States    59,000  4,421,312
         Long Island Commercial Bank......United States    17,000    276,250
         Mellon Bank Corp.................United States    45,000   2,728,125
         Merita Ltd., A...................   Finland      448,500   2,452,709
       * Nordbanken Holding AB.............   Sweden      542,500   3,067,828
         PNC Bank Corp....................United States    59,000   3,366,688
       (R)Regency Bancorp.................United States  100,000      956,250
         Santa Monica Bank................United States    19,800     550,688
         Sumitomo Bank of California......United States     5,000     273,125
         UMB Financial Corp...............United States    14,700     801,150
       * UnionBanCal Corp.................United States    16,000   1,720,000
       * Unionbancorp Inc.................United States    67,500   1,476,563
       * United Security Bancorporation...United States    93,500   1,916,750
         UST Corp., Inc...................United States    96,100   2,666,775
       * Vermont Financial Services Corp..United States   250,000   6,937,500
       + Warren Bancorp Inc...............United States   215,500   4,956,500
         Wells Fargo & Co.................United States    10,000   3,394,375
         Western Bancorp..................United States    10,296     339,768
         Whitney Holding Corp.............United States    35,700   2,034,900
                                                                   ---------
                                                                   84,183,363
         BEVERAGES & TOBACCO 1.1%.........                        ------------
         B.A.T. Industries Plc............United Kingdom  300,000   2,732,065
                                                                   ---------

         BUSINESS & PUBLIC SERVICES  1.4%
         Suez Lyonnaise des Eaux SA......... France      32,916     3,642,445
                                                                   ---------

         DATA PROCESSING & REPRODUCTION  0.2%
       * National Processing Inc..........United States  60,000       592,500
                                                                     --------

         ENERGY EQUIPMENT & SERVICES  0.2%
         Cie Generale De Geophysique SA....     France     3,112      398,145
       * Cie Generale De Geophysique SA, ADR    France       300        7,688
                                                                      --------
                                                                      405,833
         ENERGY SOURCES  0.4%                                         --------
         Societe Elf Aquitane SA...........     France    10,000   $1,163,081
                                                                  ------------

         FINANCIAL SERVICES  32.9%
         Advanta Corp., B.................United States    22,500   $ 570,938
         American Capital Strategies Ltd..United States   125,000   2,265,624
         Annaly Mortgage Management Inc...United States   260,000   2,860,000
         Bankatlantic Bancorp Inc., A.....United States   300,000   4,893,750
       * Bankunited Financial Corp., A....United States    80,000   1,232,500
         Bayonne Bancshares Inc...........United States    95,000   1,270,625
         Beneficial Corp..................United States    35,000   2,909,375
         Cenfed Financial Corp............United States    17,000     765,000
       * CIT Group Inc., A................United States   175,000   5,643,750
       * Citizens Bancorp Indiana.........United States    15,000     221,250
         Commonwealth Bancorp Inc.........United States   244,500   4,859,437
       * Federal Trust Corp...............United States    55,000     151,250
         Fidelity Bankshares Inc..........United States    25,500     828,750
       * First Alliance Corporation.......United States   120,000   2,205,000
         First Colorado Bancorp...........United States    12,800     304,000
         First Essex Bancorp Inc..........United States    91,200   2,120,400
       * Golden State Bancorp Inc.........United States     4,500     168,188
         Greater Delaware Valley
          Savings Bank                    United States    10,000     306,250
       * IMC Mortgage Co..................United States   280,000   3,325,000
         Imperial Credit Commercial
          Mortgage Investment.............United States   350,000   5,118,750
          INMC Mortgage Holdings Inc......United States    30,000     703,125
          Julius Baer Holdings AG.........Switzerland       2,500   4,635,173
          Klamath First Bancorp Inc.......United States    64,700   1,391,050
       (R)Laser Mortgage Management Inc...United States   250,000   3,625,000
       * Life Financial Corp..............United States   169,600   2,141,200
       * Long Beach Financial Corp........United States   416,000   4,836,000
       * Matrix Capital Corp..............United States   172,000   2,623,000
       * MECH Financial Inc...............United States    61,000   1,589,812
        Mercury Asset Management Group
          Plc.                            United Kingdom   85,000    2,367,626
        Morgan Stanley, Dean Witter
          Discover & Co.                  United States     8,000      473,000
        Northwest Savings Bank............United States    40,000      565,000
        Peoples Bancorp Inc...............United States   110,600    5,004,650
        Pinnacle Financial Services Inc...United States    52,000    2,567,500
        Pioneer Group Inc.................United States    32,500      914,063
       * Security Capital Group, B........United States    55,000    1,787,500
        Southwest Bancshares Inc..........United States    12,500      371,875
        Trilon Financial Corporation.......   Canada       50,000      402,365
         United Asset Management Corp.....United States   283,500    6,928,031
                                                                     ----------
                                                                    84,945,807
         INSURANCE  10.4%                                           ----------
         Argonaut Group Inc...............United States    31,250    1,058,594
         Arthur J Gallagher Co............United States    25,800      888,488
         Assurances Generales de France AGF   France       50,000    2,649,331
         Citizens Corp.....................United StateS  146,700    4,217,625
       * Companhia de Seguros Mundial
          Confianca
          SA, fgn..........................Portugal       168,100    3,059,685
         Guardian Royal Exchange Plc.......United Kingdom 175,000      934,092
         Pohjola Insurance Co. Ltd.........  Finland       51,800    1,920,208
         Reliable Life Insurance Co., A... United States      800       90,800
         Sampo Insurance Co. Ltd., A........ Finland       159,940   5,283,197
         SCOR SA...........................   France        42,350  $2,025,144
       * Topdanmark AS.....................   Denmark       12,000   2,276,741
       * Union Assurances Federales SA.....    France       15,194   1,994,394
         Unitrin Inc.......................United States     4,700     303,738
                                                                      --------
                                                                    26,702,037
        TELECOMMUNICATIONS  1.3%                                    -----------
       *360 Degrees Communications
         Company..........................United States     10,900     220,044
         Koninklijke Ptt Nederland NV.....Netherlands       75,000    3,129,238
                                                                     ---------
                                                                      3,349,282
                                                                     ----------
             TOTAL COMMON STOCKS (COST $192,267,775)                207,716,413
                                                                    -----------

                                                         PRINCIPAL
                                                         AMOUNT**
         BONDS  1.3%                                     ---------
         Bay View Capital Corp.,
          9.125%, 8/15/07             United States      $750,000       776,250
         Local Financial, 11.00%,
          9/5/04...                   United States       750,000       795,000
         Matrix Capital Corp., 11.50%,
          11.50% 9/30/04              United States     1,700,000     1,708,500
                                                                     ---------
             TOTAL BONDS (COST $3,195,125).                           3,279,750
                                                                     ---------
         BONDS & NOTES IN REORGANIZATION
           COST $167,175)  0.1%
         Mercury Finance Co., Bank
           Claim, MTN 7.42%, 6/29/00. United States       188,234       156,234
                                                                      --------

        SHORT TERM INVESTMENTS 12.6%
        Federal National Mortgage Assn.,
           5.40% to 5.65%,
           with maturities to 4/24/98..United States   25,200,000    24,953,046

        Federal Home Loan Bank,
           5.42% to 5.55%, with maturities
            to 3/4/98................  United States     5,000,000    4,967,272

        Federal Home Loan Mortgage Corp.,
         5.48%,    1/23/98..........   United States     2,500,000    2,491,760
                                                                     ---------

        TOTAL SHORT TERM INVESTMENTS
         (COST $32,401,719).............                             32,412,078
                                                                     ----------
        TOTAL INVESTMENTS  94.6%
         (COST $228,031,794)............                            243,564,475
        SECURITIES SOLD SHORT  (0.2%)...                               (481,875)
        NET EQUITY IN FORWARD
         CONTRACTS  0.5% ..............                               1,332,795
        OTHER ASSETS, LESS
         LIABILITIES  5.1%..................                         13,390,101
                                                                     ----------
             TOTAL NET ASSETS  100.0%......                        $257,805,496
                                                                   ------------

       SECURITIES SOLD SHORT       COUNTRY          SHARES              VALUE
     ------------------------------------------------------------------------
       ISSUER
     --------
       * CNB Bancshares Inc.
         (proceeds $479,615)    United States       10,000           $(481,875)
                                                                     =========

*Non-income producing.
**Securities traded in U.S. dollars.
(R)Restricted securities (See note 6).
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at 12/31/97 were $4,956,500.

                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                   Assets:
                    Investments in securities, at
                   value:
                     Unaffiliated Issuers (Cost
                   $223,828,436).....................$238,607,975
                     Non Controlled Affiliates
                   (Cost $4,203,358)................. 4,956,500   $243,564,475
                    Cash............................. ---------      6,478,227
                    Receivables:
                     Investment securities sold......                2,007,313
                     Capital shares sold.............                6,589,591
                     Dividends and interest..........                  409,004
                    Unrealized gain on forward
                     exchange contracts (Note 7).......              1,419,472
                                                                     ----------
                        Total assets.................              260,468,082
                                                                   -----------
                   Liabilities:
                    Payables:
                     Investment securities purchased.                1,107,868
                     Capital shares redeemed.........                  625,061
                     To affiliates...................                  201,819
                    Securities sold short, at value
                   (Proceeds $479,615)...............                  481,875
                    Unrealized loss on forward
                   exchange contracts (Note 7).......                   86,677
                    Other liabilities................                  159,286
                                                                     ---------
                        Total liabilities............                2,662,586
                                                                     ---------
                   Net assets, at value..............             $257,805,496
                                                                  ============
                   Net assets consist of:
                    Undistributed net investment
                    income............................               $ 108,579
                    Net unrealized appreciation......               16,863,216
                    Accumulated net realized gain....                3,503,357
                    Capital shares...................              237,330,344
                                                                   -----------
                   Net assets, at value..............             $257,805,496
                   CLASS Z                                       =============
                    Net asset value and maximum offering
                     price per share ($136,350,249 /
                     11,114,665 shares outstanding)...........         $12.27
                   CLASS I                                             ======
                    Net asset value per share ($78,248,590 /
                     6,376,348 shares outstanding)............         $12.27
                    Maximum offering price per share ($12.27           ======
                     / 95.50%)................................        $12.85
                   CLASS II                                            ======
                    Net asset value per share ($43,206,657 /
                     3,524,251 shares outstanding)*............       $12.26
                    Maximum offering price per share ($12.26           ======
                     / 99.00%)..................................      $12.38
                                                                       ======

*Redemption price per share is equal to net asset value less any applicable sales charge.

                      See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 19, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1997

                  Investment Income:
                   (net of foreign taxes of $6,736)
                   Dividends.......................... $641,194
                   Interest...........................  604,980
                                                       --------
                       Total Investment Income.......                $1,246,174
                                                                     ----------
                  Expenses:
                   Management fees (Note 3)...........  419,994
                   Administrative fees (Note 3).......   40,704
                   Distribution fees (Note 3)
                         Class I......................   53,249
                         Class II.....................   80,369
                   Transfer agent fees (Note 3).......   58,200
                   Custodian fees.....................   29,331
                   Reports to shareholders............   60,000
                   Registration and filing fees.......  180,306
                   Professional fees..................   63,600
                   Directors' fees and expenses.......      500
                   Other..............................      491
                                                       --------
                       Total expenses.................                  986,744
                       Expenses waived/paid by
                        affiliate (Note 3)............                 (327,232)
                                                                       --------

                            Net expenses..............                  659,512
                                                                       --------
                              Net investment income...                  586,662
                                                                       --------
                  Realized and unrealized gains
                  (losses):
                   Net realized gain (loss) from:
                    Investments....................... 5,576,882
                    Foreign currency transactions..... (326,955)
                                                       ---------
                       Net realized gain..............                5,249,927
                   Net unrealized appreciation on:
                    Investments...................... 15,530,421
                    Translation of assets and
                     liabilities denominated in foreign
                     currencies......................  1,332,795
                                                      ----------
                       Net unrealized appreciation....               16,863,216
                                                                     ----------
                  Net realized and unrealized gain....               22,113,143
                                                                     ----------
                  Net increase in net assets                        $22,699,805
                   resulting from operations......                  ===========


                      See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIOD AUGUST 19, 1997
(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

                                                                 1997
                  Increase in net assets:                        ------
                   Operations:
                    Net investment income....................  $ 586,662
                    Net realized gain from investments and
                     oreign currency transactions............  5,249,927
                    Net unrealized appreciation on
                  investments and translation of assets and
                      liabilities denominated in foreign
                      currencies.............................. 16,863,216
                                                               ----------
                      Net increase in net assets resulting
                  from operations...........................   22,699,805
                  Distributions to shareholders from:
                   Net investment income:
                    Class Z..................................   (312,463)
                    Class I..................................   (127,466)
                    Class II.................................    (17,029)
                   Net realized gains:
                    Class Z..................................   (937,387)
                    Class I..................................   (541,128)
                    Class II.................................   (289,180)
                  Capital share transactions (Note 2):
                    Class Z..................................  124,473,660
                    Class I..................................   72,594,863
                    Class II.................................   40,261,821
                                                                ----------
                      Net increase in net assets.............  257,805,496
                  Net assets:
                   Beginning of period.......................          --
                                                               -----------
                   End of period............................. $257,805,496
                  Undistributed net investment income        ============
                   included in net assets:
                   End of period.............................    $ 108,579
                                                                 =========

                      See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

F. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

G. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must also maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class Z, Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were 400 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, and 100 million were designated as Class Z, Class I, and Class II shares, respectively. Transactions in the Fund's shares were as follows:

                                                      PERIOD ENDED
                                                   DECEMBER 31, 1997*
                                                  -------------------
                                                     SHARES    AMOUNT
                     CLASS Z                      --------    ---------
                     Shares sold................  12,843,692   $144,526,424
                     Shares issued on
                     reinvestment of
                     distributions..............      99,632      1,204,770
                     Shares redeemed............  (1,828,659)   (21,257,534)
                                                  ---------    -------------
                     Net increase...............  11,114,665   $124,473,660
                                                 =========== ===============

                                                      PERIOD ENDED
                                                   DECEMBER 31, 1997*
                                                   ------------------
                                                     SHARES    AMOUNT
                     CLASS I                      --------- ---------
                     Shares sold................  7,251,035  $82,848,856
                     Shares issued on
                     reinvestment of
                     distributions..............     49,165      593,254
                     Shares redeemed............   (923,852) (10,847,247)

                     Net increase...............   6,376,348  $72,594,863
                                                   =========  ===========

                                                      PERIOD ENDED
                                                   DECEMBER 31, 1997*
                                                  ----------------------
                                                     SHARES    AMOUNT
                     CLASS II                     ========= ============
                     Shares sold................  3,598,172  $41,112,595
                     Shares issued on
                     reinvestment of
                     distributions..............     23,523      283,691
                     Shares redeemed............    (97,444)  (1,134,465)
                                                  ---------   -----------

                     Net increase...............  3,524,251  $40,261,821
                                                  =========  ===========
*Commencement of sales was August 19, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.00%, 1.35% and 2.00% of the average daily net assets of Class Z, Class I and Class II, respectively, through August 19, 1999.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

                         ANNUALIZED
                         FEE RATE          AVERAGE DAILY NET ASSETS
                         -----------------------------------------
                         0.15%            First $200 million
                         0.135%           Over $200 million up to and
                                           including $700 million
                         0.10%            Over $700 million up to and
                                           including $1.2 billion
                         0.075%            Over $1.2 billion

The Fund reimburses Distributors up to .35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $38,548 and $7,011, respectively.

4. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $228,033,071 was as follows:

                                Unrealized
                                appreciation....$19,281,558
                                Unrealized
                                depreciation.....(3,750,154)
                                Net unrealized   ------------
                                appreciation....$15,531,404
                                                ==============
Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $242,087,225 and $52,515,155, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1997 are as follows:

    NUMBER OF                                           ACQUISITION
     SHARES        ISSUER                               DATE           VALUE
    --------------------------------------------------------------------------
    250,000 Laser Mortgage Management Inc................11/26/97   $3,625,000
    100,000 Regency Bancorp..............................12/24/97      956,250
                                                                     ---------
    TOTAL RESTRICTED SECURITIES (COST $4,575,000)
     (1.77% OF NET ASSETS).....................................     $4,581,250
                                                                    ==========
7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and the foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1997, the Fund had the following forward exchange contracts outstanding:

    CONTRACTS TO                          IN           SETTLEMENT   UNREALIZED
    SELL:                                 EXCHANGE FOR   DATE       GAIN/(LOSS)
    -----                                ------------------------------------
     32,684,095    Belgium francs......U.S. $923,280   2/9/98      U.S $40,935
      2,293,567    British pounds......    3,878,422   2/17/98         120,312
        300,000    Canadian dollars....      217,738   2/27/98           7,422
     32,798,323    Danish krone........    4,864,336   1/26/98          70,918
        316,178    Dutch guilders......      157,773   3/9/98            1,191
      4,463,104    Dutch guilders......    2,272,605   3/17/98          61,215
     40,644,391    Finnish marka.......    7,601,184   3/3/98          113,717
     27,329,394    French francs.......    4,723,910   2/17/98         170,279
     15,868,302    French francs.......    2,696,257   2/27/98          50,799
     42,530,505    French francs.......    7,428,276   4/17/98         318,785
     21,383,460    French francs.......    3,600,000   6/11/98          14,764
 19,242,156,639    Italian lira........   10,943,138   7/2/98           54,695
    536,540,080    Portugal escudo.....    2,969,666   3/17/98          49,752
     48,757,375    Swedish krona.......    6,267,330   5/15/98         106,156
     13,204,050    Swiss francs........    9,335,170   6/10/98         134,065
                                          ---------                     -------
                                    U.S. $67,879,085                 1,315,005
                                         ===========
          Net unrealized gain on offsetting
           forward exchange contracts                                  104,467
                                                                       -------
           Unrealized gain on forward
            exchange contracts                                        1,419,472
                                                                      --------
    CONTRACTS TO BUY:
   ------------------
    25,029,712   Belgium francs.............U.S. $711,192   2/9/98     (35,487)
    21,363,889   Swedish krona..............    2,732,512   5/15/98    (32,913)
                                                 ---------             --------
                                            U.S. $3,443,704             (68,400)
                                                 ==========            --------

    CONTRACTS TO SELL:
   --------------------
      434,741    British pounds........... U.S.   $701,238    1/20/98   (12,045)
    3,482,742    French francs..............       574,388    2/27/98    (6,232)
                                                 ---------             --------
                                            U.S.$1,275,626              (18,277)
                                                ==========             --------
          Unrealized loss on forward exchange
           contracts                                                    (86,677)
           Net unrealized gain on forward  U.S.
           exchange contracts                                        $1,332,795
                                                                    ===========

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Franklin Mutual Series Fund Inc.

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 19, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 19, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                      /s/Ernst & Young LLP

Boston, Massachusetts
January 30, 1998




FRANKLIN
MUTUAL SERIES
FUND INC.
STATEMENT OF
ADDITIONAL INFORMATION

MAY 1, 1997
as amended August 19, 1997
51 John F. Kennedy Parkway
Short Hills, NJ 07078
1-800/DIAL BEN

TABLE OF CONTENTS

How does the Fund Invest its Assets?

Restrictions and Limitations

Officers and Directors

Investment Management
and Other Services

How does the Fund Buy
Securities for its Portfolio?

How Do I Buy, Sell and Exchange Shares?

How are Fund Shares Valued?

Additional Information on
Distributions and Taxes

The Fund's Underwriter

How does the Fund
Measure Performance?

Miscellaneous Information

Financial Statements

Useful Terms and Definitions
---------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------------
Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), Mutual European Fund ("European") and Mutual Financial Services Fund ("Financial Services") are diversified series of Franklin Mutual Series Fund Inc. ("Mutual Series"), an open-end management investment company. Each series may individually or together be referred to as the "Fund(s)." The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation.

The Prospectus, dated May 1, 1997, as amended August 19, 1997, and as may be further amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI describes the Fund's Class I and Class II shares. The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.
---------------------------------------------------------------------
          Mutual funds, annuities, and other investment products:

          o are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

          o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

          o are subject to investment risks, including the possible loss of principal.
----------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

The general investment policy of the Fund is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action to invest in common stock, preferred stock, debt securities and other securities in such proportions as Franklin Mutual deems advisable. Without committing any fixed portion of the Fund's assets, Franklin Mutual typically maintains a portion of the assets of the Fund invested in debt securities and preferred stocks (which may be convertible). In addition, the Fund may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS
AND LOANS OF SECURITIES

The Fund may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the Fund collateralized by the underlying securities. As with loans of portfolio securities which the Fund may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the Fund.

Repurchase agreements and lending of portfolio securities involve some credit risk to the Fund. If the other party defaults on its obligations, the Fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the Fund recovers the collateral in such a situation, the Fund may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter ("OTC") options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES
AND OTHER FINANCIAL INDICES

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single hedging transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS OUTSIDE THE U.S.

When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS

The Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED
CORPORATE DEBT SECURITIES

The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The Fund has historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a series, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the Net Asset Value of the Fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Code. Investment in such securities also involves certain other tax considerations.

Franklin Mutual values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board. See "How are Fund Shares Valued?" in this SAI. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of Franklin Mutual to value the Fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

SPECIAL CONSIDERATIONS RELATED TO SECURITIES
IN THE FINANCIAL SERVICES INDUSTRY

Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchase of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase. Each Fund, including Financial Services, may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

          a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

          b. for an equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

          c. for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of puts under certain circumstances.

The Funds also are not permitted to acquire any security issued by Franklin Mutual or any affiliated company (including Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

RESTRICTIONS AND LIMITATIONS
------------------------------------------------------------------
Mutual Shares, Qualified, Beacon, Discovery, European and Financial Services, except as noted, have each adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series MAY NOT:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry). 5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NONFUNDAMENTAL POLICIES

The following policies apply to all Funds with the exception of Financial Services.

As a matter of policy that is not fundamental, no Fund will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the NYSE or American Stock Exchange. Also, as a matter of policy, the Fund will not purchase securities for purposes of short term trading and will not invest more than 5% of its assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The Fund will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The Fund does not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such Fund's shares in the state involved.

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------
The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH MUTUAL SERIES        DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------


Edward I. Altman, Ph.D. (56)
New York University
44 West 4th Street
New York, NY 10012

Director

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (39)
8065 Leesburg Pike
Suite 400
Vienna, VA 22182

Director

Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing); prior to March 1995, was Vice President and Treasurer, U.S. Air, Inc.

Andrew H. Hines, Jr. (74)
150 2nd Avenue N.
St. Petersburg, FL 33701

Director

Consultant for the Triangle Consulting Group; Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); Director of Checkers Drive-In Restaurants, Inc.; formerly, Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries; and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Peter A. Langerman (42)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Director and Executive Vice President

Chief Operating Officer and Senior Vice President of Franklin Mutual Advisers, Inc.; Director of Sunbeam Oster and Lancer Industries; Manager (Director) of MB Motori, L.L.C. and MWCR, L.L.C.; and formerly, employee of Heine Securities Corporation, June 1986 to October 1996.

* William J. Lippman (72)
One Parker Plaza
Fort Lee, NJ 07024

Director

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (67)
1 Pequot Way
Canton, MA 02021

Director

Chairman of A.A. MacPherson, Inc., Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (68)
2665 NE 37th Drive
Fort Lauderdale, FL 33394

Director

Manager of personal investments (1978-present); director of various business and nonprofit organizations; formerly, Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978), Financial Vice President of Florida Power and Light (1965-1969) and Vice President of the Federal Reserve Bank of Atlanta (1958-1965); and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Michael F. Price (46)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Chairman of the Board and President

President, Chief Executive Officer, and Director of Franklin Mutual Advisers, Inc.; Principal Executive Officer and majority owner of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner of Clearwater Securities, Inc. (registered securities dealer); and formerly, President, Chief Executive Officer, and Director of Heine Securities Corporation, January 1987 to October 1996.

Leonard Rubin (71)
2 Executive Drive
Suite 560
Fort Lee, NJ 07024

Director

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); and trustee or director, as the case may be, of four of the investment companies in the Franklin Templeton Group of Funds.

Barry F. Schwartz (48)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (74)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade (51)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman (30)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; Manager (Director), MB Metropolis, L.L.C.; Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition, L.L.C.; Trustee of Resurgence Properties, Inc.; and Chairman of the Board of Trustees, Value Property Trust; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

James R. Baio (43)
500 East Broward Blvd.
Fort Lauderdale, FL 33701

Treasurer

Certified Public Accountant; Treasurer of Franklin Mutual Advisers, Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; formerly, Senior Tax Manager for Ernst & Young (certified public accountants) (1977-1989); and officer of 24 of the investment companies in the Franklin Templeton Group of Funds.

Elizabeth N. Cohernour (47)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

General Counsel and Secretary

Vice President, General Counsel and Assistant Secretary of Franklin Mutual Advisers, Inc.; Secretary and General Counsel of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers) and Clearwater Securities, Inc. (registered securities dealer); and formerly, Secretary and General Counsel of Heine Securities Corporation, May 1988 to October 1996.

Robert L. Friedman (38)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

Raymond Garea (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1991 to October 1996; prior thereto, Vice President and Analyst with Donaldson, Lufkin & Jenrette; Manager (Director), MB Metropolis, L.L.C. and S.H. Mortgage Acquisition.

Lawrence N. Sondike (40)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1984 to October 1996.

The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

The table above shows the officers and Board members who are affiliated with Distributors and Franklin Mutual. Nonaffiliated members of the Board are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 7 years and retire at age 70. At the time of retirement, Directors are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Mutual Series and by other funds in the Franklin Templeton Group of Funds.

                                              TOTAL FEES     NUMBER OF BOARDS
                                              RECEIVED FROM  IN THE FRANKLIN
            TOTAL FEES     PENSION   ANNUAL   THE FRANKLIN   TEMPLETON GROUP
            RECEIVED FROM RETIREMENT BENEFITS TEMPLETON GROUP OF FUNDS ON WHICH
NAME        MUTUAL SERIES* ACCRUED  RETIREMENT OF FUNDS**     EACH SERVES***
-------------------------------------------------------------------------------
Edward I.
 Altman......$19,000          0    $7,500         $ 19,000             1
Ann Torre
 Grant+......$19,000          0    $7,500         $ 19,000             1
Bruce A.
 MacPherson..$18,000          0    $7,500         $ 18,000             1
Barry F.
 Schwartz+...$18,000          0    $7,500         $ 18,000             1
Vaughn
 R.  Sturtevant,
 M.D.        $18,000          0    $7,500         $ 18,000             1
Robert E.
 Wade+...... $24,500          0    $7,500         $ 24,500             1
Andrew H.
 Hines, Jr.+.$ 5,250          0    $7,500         $125,275            24
Fred R.
 Millsaps+.. $ 5,250          0    $7,500         $125,275            24
Leonard
 Rubin+..... $ 4,500          0    $7,500         $ 24,600             4
Richard L.
 Chasse++ ..$17,250           0    $7,500         $ 17,250             0

+Not vested in retirement plan
++Retired December 1996.
*For the fiscal year ended December 31, 1996.
**For the calendar year ended December 31, 1996.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 169 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of Mutual Series: 348,113.720 shares of Mutual Shares - Class Z; 101,811.017 shares of Qualified - Class Z; 677,082.051 shares of Beacon - Class Z; 386,990.273 shares of Discovery - Class Z, or less than 1% of the total outstanding Class Z shares of each of those series. As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially 14,175,307.480 shares or 30% of the total outstanding Class Z shares of European. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES
----------------------------------------------------------------------------
Investment Manager and Services Provided. The Fund's investment manager is Franklin Mutual. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the Fund's investment activities. Franklin Mutual and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Franklin Mutual and its affiliates act as investment manager to numerous other investment companies and accounts. Franklin Mutual may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin Mutual on behalf of the Fund. Similarly, with respect to the Fund, Franklin Mutual is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Franklin Mutual and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Franklin Mutual is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Franklin Mutual and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

Management Fees. For the fiscal years ended December 31, 1994, 1995 and 1996, management fees, before any advance waiver, totaled $21,795,512, $27,500,952, and $35,687,092, respectively, for Mutual Shares; $9,766,052, $14,607,723 and
$22,515,334, respectively, for Qualified; $9,511,199, $17,720,127 and
$26,083,112, respectively, for Beacon; $5,737,128, $7,930,967 and $17,795,530,
respectively, for Discovery. For the fiscal year ended December 31, 1996, management fees, before any advance waiver totaled $949,616 for European. Under an agreement by Franklin Mutual to limit its fees for the fiscal year ended December 31, 1996, the Funds paid management fees totaling $34,719,646 for Mutual Shares; $21,439,007 for Qualified; $25,260,160 for Beacon; $17,154,254
for Discovery; and $876,464 for European. For the fiscal years ended December 31, 1994 and 1995, the investment manager did not waive or limit its fees.

Management Agreement. The management agreement for all Funds except Financial Services is in effect until June 30, 1998. The management agreement for Financial Services is in effect until June 30, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Franklin Mutual on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. On November 1, 1996, FT Services became the Fund's administrator. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

For the two-month period ended December 31, 1996, administration fees totaling $840,707, $553,904, $634,856, $380,772, and $57,060 were paid to FT Services for
Mutual Shares, Qualified, Beacon, Discovery and European, respectively.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, are the Fund's independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?
----------------------------------------------------------------------------
Franklin Mutual selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Franklin Mutual may pay certain brokers commissions that are higher than those another broker may charge, if Franklin Mutual determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Franklin Mutual's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Franklin Mutual include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Franklin Mutual in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Franklin Mutual in carrying out its overall responsibilities to its clients.

It is not always possible to place a precise dollar value on the special executions or on the research services Franklin Mutual receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund may be tendered through Distributors if it is legally permissible and Franklin Mutual believes it would be in the best interests of the Fund to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin Mutual are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin Mutual, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid brokerage commissions as follows:

                    MUTUAL SHARES  QUALIFIED    BEACON    DISCOVERY    EUROPEAN
-------------------------------------------------------------------------
1994 ..........     $4,036,735     $2,648,109 $2,745,963 $2,225,634     -0-
1995 .........      $8,028,205     $5,182,736 $6,269,829 $3,040,751     -0-
1996 ..........     $8,095,501     $6,090,786 $7,418,388 $7,928,860    $734,682

As of December 31, 1996, the Funds owned securities issued by Bear Stearns & Co. valued in the aggregate at $39,490. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, is a registered securities dealer and a member of the NASD. Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal years ended December 31, 1994, 1995 and 1996, Mutual Shares paid brokerage commissions to Clearwater of $313,814, $1,192,230 and $755,142, respectively; Qualified paid $147,829,
$640,588 and $439,926, respectively; Beacon paid $168,828, $764,323 and
$607,402, respectively; and Discovery paid $74,704, $217,609 and $384,267, respectively. During the fiscal year ended December 31, 1996, European paid $4,037.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a fund will own in excess of 5% of the voting securities of one or more broker-dealers through whom such Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered to be an affiliated person of such Fund. To the extent that such Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of such Fund, such Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions. The same rules apply to each Fund's use of Clearwater.

Soft Dollar Arrangements. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the Fund for transactions effected by it for the Fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission soft dollars do not result in the provision of any "brokerage and research services" by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place Fund brokerage transactions with a broker in order to generate soft dollars for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $2,267,683, $3,355,180, and $2,539,782, respectively, to brokers who provided research services. This amount represented 19.45%, 14.90%, and 8.50%, respectively, of total commissions paid for the periods.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
---------------------------------------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

SALES
SIZE OF PURCHASE - U.S. DOLLARS         CHARGE
---------------------------------------------------
Under $30,000 ..................        3.0%
$30,000 but less than $50,000 ..        2.5%
$50,000 but less than $100,000 .        2.0%
$100,000 but less than $200,000         1.5%
$200,000 but less than $400,000         1.0%
$400,000 or more ...............         0%

Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. In the case of redemption requests, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
-------------------------------------------------------------------
We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES
----------------------------------------------------------------------
DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once at mid-year. The Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, Mutual Series has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of Mutual Series as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Because the Fund intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that the Fund will not be required to pay Federal income taxes.

The Fund normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series.

In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

Shareholders will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. You can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "What Distributions Might I Receive from the Fund?" in the Prospectus.)

To maintain qualification as a regulated investment company under the Code, the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short-short rule if directly related to regular investments by a series in equity or debt securities.

The Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, the Fund expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by the Fund. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Fund and taxable to shareholders on December 31 of such year provided that the dividends are actually paid during January of the following year. The Fund may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of the gain as a capital gain dividend. The Fund's shareholders will treat the designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by the Fund with respect to the capital gain. In addition, shareholders will increase their basis in the Fund's shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares sold at a loss after being held for less than six months, any loss realized will be treated as a long-term capital loss to the extent of the capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

Dividends distributed by the Fund will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of the Fund's gross income that consists of dividends received on equity securities issued by domestic corporations meets the same holding period, risk of loss, and borrowing limitations applicable to the Fund's shareholders.
Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the Fund's shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deduction.

Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

If more than 50% of the assets of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund as paid by the shareholders of the Fund. If the Fund makes this election, shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the Fund against their U.S. federal income tax liability, or to deduct the amounts from their U.S. taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since European anticipates that more than 50% of the value of its total assets will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

Treasury regulations provide that the dividends paid-deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

THE FUND'S UNDERWRITER
------------------------------------------------------------------
Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Fund's shares, aggregate underwriting commissions received by Distributors for the two-month period ended December 31, 1996, and the amounts retained by Distributors after allowances to dealers were:

                                   AGGREGATE      AMOUNT
                                   UNDERWRITING   RETAINED BY
FUND                               COMMISSIONS    DISTRIBUTORS
--------------------------------------------------------------------
Mutual Shares ...                  $962,557       $99,326
Discovery ........                 $710,492       $41,905
Beacon ..........                  $717,831       $68,177
Qualified ........                 $494,207       $37,660

For the two-month period ended December 31, 1996, European received $152,732 in underwriting commissions and paid a net amount of $1,291 to dealers. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS
------------------------------------------------------------------------
Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.25% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. In addition, the Fund is permitted to pay Distributors up to an additional 0.10% per year of Class I's average daily net assets for reimbursement of distribution expenses.

The Class II Plan. Under the Class II plan, the Fund pays Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Franklin Mutual or Distributors or other parties on behalf of the Fund, Franklin Mutual or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Franklin Mutual or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the two-month period ended December 31, 1996, Distributors had eligible expenditures for advertising, printing and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans. The Fund paid a portion of these expenditures to Distributors, as noted below.

                         DISTRIBUTORS'       AMOUNT
                         ELIGIBLE            PAID BY
FUND                     EXPENDITURES        THE FUND
-------------------------------------------------------
Mutual Shares
 Class I...........      $136,669            $23,457
 Class II..........       434,345             36,285
Qualified
 Class I...........       189,111             14,806
 Class II..........       257,829             20,640
Beacon
 Class I...........       235,264             31,178
 Class II..........       418,760             32,675
Discovery
 Class I...........       158,034             20,639
 Class II..........       822,714             35,995
European...........
 Class I...........        87,602              5,607
 Class II..........        90,814              5,982

HOW DOES THE FUND MEASURE PERFORMANCE?
----------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return used by the Fund is based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Standardized historical performance data for Class I and Class II shares will be restated to reflect the maximum initial front-end sales charge currently in effect. For Class II shares such performance data will also take into account the applicable contingent deferred sales charge in connection with redemptions within eighteen months. Each class adopted a plan of distribution under Rule 12b-1, effective November 1, 1996, which will affect subsequent performance. Historical performance data will not be restated to include Rule 12b-1 fees, which will only be taken into account from the effective date of the Rule 12b-1 plan.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five-, ten-year and from inception periods, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five-, ten-year and from inception periods and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect. The restated average annual total return for each class for the one-, five-, ten-year and from inception periods ended December 31, 1996, was:

CLASS I                       1 YEAR         5 YEARS        10 YEARS
----------------------------------------------------------------------
Mutual Shares .               15.24%         17.95%         14.82%
Qualified .....               15.67%         18.44%         15.09%
Beacon ........               15.65%         18.37%         15.66%
Discovery*.....               19.17%         N/A            N/A
European**.....               N/A            N/A            N/A

CLASS II                      1 YEAR         5 YEARS        10 YEARS
------------------------------------------------------------------------
Mutual Shares .               18.38%         18.79%         15.22%
Qualified .....               18.80%         19.28%         15.49%
Beacon ........               18.83%         19.20%         16.07%
Discovery* ....               22.53%         N/A            N/A
European**.....               N/A            N/A            N/A

*Discovery commenced operations on December 31, 1992. The restated average annual return from inception was 21.19% for Class I and 22.29% for Class II **Commenced operations on July 3, 1996.

These figures were calculated according to the SEC formula:
            n
     P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year or from inception periods at the end of the one-, five- or ten-year or from inception periods

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five-, ten-year and from inception periods. The restated cumulative total return for each class for the one-, five- and ten-year periods ended December 31, 1996, was:
CLASS I                       1 YEAR         5 YEARS        10 YEARS
----------------------------------------------------------------------
Mutual Shares .               15.24%         17.95%         14.82%
Qualified .....               15.67%         18.44%         15.09%
Beacon ........               15.65%         18.37%         15.66%
Discovery*.....               19.17%         N/A            N/A
European**.....               N/A            N/A            N/A

CLASS II                      1 YEAR         5 YEARS        10 YEARS
------------------------------------------------------------------------
Mutual Shares .               18.38%         18.79%         15.22%
Qualified .....               18.80%         19.28%         15.49%
Beacon ........               18.83%         19.20%         16.07%
Discovery* ....               22.53%         N/A            N/A
European**.....               N/A            N/A            N/A

*Discovery commenced operations on December 31, 1992. The restated cumulative total return from inception was 115.74% for Class I and 123.64% for Class II. **European commenced operations on July 3, 1996. The restated cumulative total return from inception was 9.34% for Class I and 12.27% for Class II.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  The Wall Street Journal, and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

r) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Funds' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------
The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of July 22, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS              SHARE AMOUNT        PERCENTAGE
---------------------------------------------------------------------
BEACON - CLASS I

The Manufacturers             5,007,623.863       16%
Life Ins Co USA
Attn.: Kris Ramdial
Pension Acctg NT3
200 Bloor St E
Toronto ON M4W 1E5
Canada

EUROPEAN - CLASS Z

Michael F. Price              14,110,113.885      29%
51 John F. Kennedy Pkwy
Short Hills, NJ 07078

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
-------------------------------------------------------------------------
The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended December 31, 1996, including the independent auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Class Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Mutual - Franklin Mutual Advisers, Inc., the Fund's investment manager

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II.

Prospectus - The prospectus for the Fund's Class I and Class II shares dated May 1, 1997, as amended August 19, 1997, as may be further amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


                      SUPPLEMENT DATED FEBRUARY 19, 1998
                TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                  FRANKLIN MUTUAL SERIES FUND INC. - CLASS Z
                DATED MAY 1, 1997, AS AMENDED AUGUST 19, 1997

The Statement of Additional Information is amended as follows:

I.     OFFICERS AND DIRECTORS

The last paragraph in the section is replaced with the following:

      As of February 2, 1998, the officers and Board members as a group, owned of record and beneficially the following shares of Mutual Series:
      270,955.590 shares of Mutual Shares - Class Z; 119,485.602 shares of Qualified - Class Z; 161,795.585 shares of Beacon - Class Z; 176,912.438 shares of Discovery - Class Z; or less than 1% of the total outstanding Class Z shares of those Funds. As of February 2, 1998, the officers and Board members as a group, owned of record and beneficially 8,489,585.730 shares of European - Class Z and 123,541.206 shares of Financial Services
      - Class Z or 19.76% and 1.00%, respectively, of the total outstanding Class Z shares of European and Financial Services.

II. HOW DOES THE FUND MEASURE PERFORMANCE?

The subsection titled "TOTAL RETURN" is revised to add the following:

      The average annual total return for Class Z for the one-, five-, ten-year and from inception periods ended June 30, 1997, was:

                                   1 YEAR      5 YEARS        10 YEARS
       -----------------------------------------------------------------------
       Financial Services*         N/A         N/A            N/A
       Mutual Shares               26.93%      19.97%         14.78%
       Qualified                   26.24%      20.27%         14.90%
       Beacon                      23.37%      19.83%         14.90%
       Discovery**                 26.11%      N/A            N/A
       European***                 29.60%      N/A            N/A

*Financial Services commenced operations on August 19, 1997.
**Discovery commenced operations on December 31, 1992. The average annual total return for the three-year period ended June 30, 1997, was 22.42% and from inception was 23.43%.
***European commenced operations on July 3, 1996.

The cumulative total return for Class Z of the funds listed below for the one-, five-, ten-year and from inception periods ended June 30, 1997, was:

                                   1 YEAR      5 YEARS        10 YEARS
       -----------------------------------------------------------------------
       Mutual Shares               26.93%      148.50%        296.77%
       Qualified                   26.24%      151.69%        301.14%
       Beacon                      23.37%      147.09%        301.17%
       Discovery*                  26.11%      N/A            N/A
       European**                  29.60%      N/A            N/A

*Discovery commenced operations on December 31, 1992. The cumulative total return for the three-year period ended June 30, 1997, was 83.49% and from inception was 157.67%.
**European commenced operations on July 3, 1996.

The cumulative total return for Financial Services - Class Z from the date of inception (August 19, 1997) through December 31, 1997, was 24.02%.

III.  MISCELLANEOUS INFORMATION

The fourth paragraph in this section is replaced with the following:

      As of February 2, 1998, the principal shareholders of Mutual Series, beneficial or of record, were as follows:

      NAME AND ADDRESS                       SHARE AMOUNT      PERCENTAGE
      BEACON - CLASS I
      ------------------------------------
      Manufacturers Life Ins. Co. USA
      200 Bloor St. E
      Toronto, Ontario
      Canada 231  M4W 1E5                    8,737,769.066        15.33%

      EUROPEAN - CLASS Z
      ------------------------------------
      Michael Price
      51 John F. Kennedy Pkwy.
      Short Hills, NJ  07078                8,439,422.451        19.64%

      FINANCIAL SERVICES - CLASS Z
      ------------------------------------
      State Street Bank
      Cust. Markman Aggressive
      1 Heritage Dr.
      North Quincy, MA  02171                 661,980.365         5.38%

      From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

IV.   FINANCIAL STATEMENTS

The following is added to the section:

      The unaudited financial statements contained in the Semi-Annual Report to Shareholders of the Fund, for the period ended June 30, 1997, are incorporated herein by reference. The audited financial statements of the Financial Services Fund for the period ended December 31, 1997, are as follows:

MUTUAL FINANCIAL SERVICES
Financial Highlights

                                                        AUGUST 19, 1997
                                                        (COMMENCEMENT
                                                        OF OPERATIONS) TO
                                                        DECEMBER 31, 1997
                                                       ------------------
                      PER SHARE OPERATING PERFORMANCE -CLASS Z
                      (For a share outstanding
                       throughout the period)
                      Net asset value, beginning of
                      period..........................       $10.00
                      Income from investment               -----------
                      operations:
                       Net investment income..........          .04
                       Net realized and unrealized gain        2.35
                                                           --------
                      Total from investment operations         2.39
                      Less distributions from:              ---------
                       Net investment income..........         (.03)
                       Net realized gains.............         (.09)
                                                           --------
                      Total distributions.............         (.12)
                                                           --------
                      Net asset value, end of period..     $  12.27
                                                           --------
                      Total Return*...................        23.92%

                      RATIOS/SUPPLEMENTAL DATA
                      Net assets, end of period
                       (000's)                         $136,350
                      Ratios to average net assets:
                      Expenses.......................         1.00%**
                      Expenses, excluding waiver and          1.62%**
                        payments by affiliate...........
                      Net investment income..........         1.37%**
                      Portfolio turnover rate.........        42.26%
                      Average commission rate paid***.       $  .0241

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.)

                                                        AUGUST 19, 1997
                                                        (COMMENCEMENT
                                                        OF OPERATIONS)
                                                        TO DECEMBER 31, 1997
                                                        --------------------
                      PER SHARE OPERATING PERFORMANCE
                      - CLASS I
                      (For a share outstanding
                       throughout the period)
                      Net asset value, beginning of
                      period..........................      $10.00
                      Income from investment                -------
                      operations:
                       Net investment income..........         .03
                       Net realized and unrealized gain       2.35
                                                            ------
                      Total from investment operations        2.38
                      Less distributions                    -------
                      from:
                       Net investment income..........        (.02)
                       Net realized gains.............        (.09)
                                                            ------
                      Total distributions.............        (.11)
                                                            ------
                      Net asset value, end of period..      $12.27
                                                            ------
                      Total Return*...................       23.83%

                      RATIOS/SUPPLEMENTAL DATA
                      Net assets, end of period
                       (000's)                          $78,249
                      Ratios to average net assets:
                      Expenses.......................         1.35%**
                      Expenses, excluding waiver and
                        payments by affiliate........         1.97%**
                      Net investment income..........         1.02%**
                      Portfolio turnover rate.........       42.26%
                      Average commission rate paid***.       $ .0241

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities.

                                                        AUGUST 19, 1997
                                                        (COMMENCEMENT
                                                        OF OPERATIONS)
                                                        TO DECEMBERR 31, 1997
                                                       ----------------------
                      PER SHARE OPERATING PERFORMANCE
                      - CLASS II
                      (For a share outstanding
                      throughout the period)
                      Net asset value, beginning of
                      period..........................     $10.00
                      Income from investment              --------
                      operations:
                       Net investment income..........         .01
                       Net realized and unrealized gain       2.35
                                                            ------
                      Total from investment operations        2.36
                      Less distributions from:
                       Net investment income..........        (.01)
                       Net realized gains.............        (.09)
                                                            ------
                      Total distributions.............        (.10)
                                                            ------
                      Net asset value, end of period..      $12.26
                                                            ------
                      Total Return*...................       23.57%

                      RATIOS/SUPPLEMENTAL DATA
                      Net assets, end of period
                      (000's)                          $43,207
                      Ratios to average net assets:
                       Expenses.......................       2.00%**
                       Expenses, excluding waiver and        2.62%**
                      payments by affiliate...........
                      Net investment income..........         0.37%**
                      Portfolio turnover rate.........       42.26%
                      Average commission rate paid***.       $ .0241

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.

MUTUAL FINANCIAL SERVICES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1997

                                                  COUNTRY   SHARES    VALUE
        COMMON STOCKS  80.6%                      --------------------------
        BANKING  32.7%
       * Annapolis National Bancorp Inc....  United States 48,663  $ 517,044
       * Banca Di Roma SpA.................    Italy    1,800,000  1,815,263
       * Banca Nazionale del Lavoro SpA, fgn Italy 631,500 9,816,986 Banco Latinoamericano de
          Exportaciones SA, E.............    Panama       93,300  3,860,288

       * Banque Cantonale Vaudoise, fgn... Switzerland     13,780  4,704,423
         BG Bank AS, fgn..................    Denmark      41,700  2,805,601
       * Bok Financial Corp...............United States    92,700  3,597,919
       * Century Bancorp Inc..............United States     5,500     98,313
         Chase Manhattan Corp.............United States    35,000  3,832,500
       * Credit National/Natexis..........    France       60,533  3,530,295
         First Union Corp.................United States   102,780  5,267,475
         Fleet Financial Group Inc........United States    59,000  4,421,312
         Long Island Commercial Bank......United States    17,000    276,250
         Mellon Bank Corp.................United States    45,000   2,728,125
         Merita Ltd., A...................   Finland      448,500   2,452,709
       * Nordbanken Holding AB.............   Sweden      542,500   3,067,828
         PNC Bank Corp....................United States    59,000   3,366,688
       (R)Regency Bancorp.................United States  100,000      956,250
         Santa Monica Bank................United States    19,800     550,688
         Sumitomo Bank of California......United States     5,000     273,125
         UMB Financial Corp...............United States    14,700     801,150
       * UnionBanCal Corp.................United States    16,000   1,720,000
       * Unionbancorp Inc.................United States    67,500   1,476,563
       * United Security Bancorporation...United States    93,500   1,916,750
         UST Corp., Inc...................United States    96,100   2,666,775
       * Vermont Financial Services Corp..United States   250,000   6,937,500
       + Warren Bancorp Inc...............United States   215,500   4,956,500
         Wells Fargo & Co.................United States    10,000   3,394,375
         Western Bancorp..................United States    10,296     339,768
         Whitney Holding Corp.............United States    35,700   2,034,900
                                                                   ---------
                                                                   84,183,363
         BEVERAGES & TOBACCO 1.1%.........                        ------------
         B.A.T. Industries Plc............United Kingdom  300,000   2,732,065
                                                                   ---------

         BUSINESS & PUBLIC SERVICES  1.4%
         Suez Lyonnaise des Eaux SA......... France      32,916     3,642,445
                                                                   ---------

         DATA PROCESSING & REPRODUCTION  0.2%
       * National Processing Inc..........United States  60,000       592,500
                                                                     --------

         ENERGY EQUIPMENT & SERVICES  0.2%
         Cie Generale De Geophysique SA....     France     3,112      398,145
       * Cie Generale De Geophysique SA, ADR    France       300        7,688
                                                                      --------
                                                                      405,833
         ENERGY SOURCES  0.4%                                         --------
         Societe Elf Aquitane SA...........     France    10,000   $1,163,081
                                                                  ------------

         FINANCIAL SERVICES  32.9%
         Advanta Corp., B.................United States    22,500   $ 570,938
         American Capital Strategies Ltd..United States   125,000   2,265,624
         Annaly Mortgage Management Inc...United States   260,000   2,860,000
         Bankatlantic Bancorp Inc., A.....United States   300,000   4,893,750
       * Bankunited Financial Corp., A....United States    80,000   1,232,500
         Bayonne Bancshares Inc...........United States    95,000   1,270,625
         Beneficial Corp..................United States    35,000   2,909,375
         Cenfed Financial Corp............United States    17,000     765,000
       * CIT Group Inc., A................United States   175,000   5,643,750
       * Citizens Bancorp Indiana.........United States    15,000     221,250
         Commonwealth Bancorp Inc.........United States   244,500   4,859,437
       * Federal Trust Corp...............United States    55,000     151,250
         Fidelity Bankshares Inc..........United States    25,500     828,750
       * First Alliance Corporation.......United States   120,000   2,205,000
         First Colorado Bancorp...........United States    12,800     304,000
         First Essex Bancorp Inc..........United States    91,200   2,120,400
       * Golden State Bancorp Inc.........United States     4,500     168,188
         Greater Delaware Valley
          Savings Bank                    United States    10,000     306,250
       * IMC Mortgage Co..................United States   280,000   3,325,000
         Imperial Credit Commercial
          Mortgage Investment.............United States   350,000   5,118,750
          INMC Mortgage Holdings Inc......United States    30,000     703,125
          Julius Baer Holdings AG.........Switzerland       2,500   4,635,173
          Klamath First Bancorp Inc.......United States    64,700   1,391,050
       (R)Laser Mortgage Management Inc...United States   250,000   3,625,000
       * Life Financial Corp..............United States   169,600   2,141,200
       * Long Beach Financial Corp........United States   416,000   4,836,000
       * Matrix Capital Corp..............United States   172,000   2,623,000
       * MECH Financial Inc...............United States    61,000   1,589,812
        Mercury Asset Management Group
          Plc.                            United Kingdom   85,000    2,367,626
        Morgan Stanley, Dean Witter
          Discover & Co.                  United States     8,000      473,000
        Northwest Savings Bank............United States    40,000      565,000
        Peoples Bancorp Inc...............United States   110,600    5,004,650
        Pinnacle Financial Services Inc...United States    52,000    2,567,500
        Pioneer Group Inc.................United States    32,500      914,063
       * Security Capital Group, B........United States    55,000    1,787,500
        Southwest Bancshares Inc..........United States    12,500      371,875
        Trilon Financial Corporation.......   Canada       50,000      402,365
         United Asset Management Corp.....United States   283,500    6,928,031
                                                                    ----------
                                                                    84,945,807
         INSURANCE  10.4%                                           ----------
         Argonaut Group Inc...............United States    31,250    1,058,594
         Arthur J Gallagher Co............United States    25,800      888,488
         Assurances Generales de France AGF   France       50,000    2,649,331
         Citizens Corp.....................United States  146,700    4,217,625
       * Companhia de Seguros Mundial
          Confianca
          SA, fgn..........................Portugal       168,100    3,059,685
         Guardian Royal Exchange Plc.......United Kingdom 175,000      934,092
         Pohjola Insurance Co. Ltd.........  Finland       51,800    1,920,208
         Reliable Life Insurance Co., A... United States      800       90,800
         Sampo Insurance Co. Ltd., A........ Finland       159,940   5,283,197
         SCOR SA...........................   France        42,350  $2,025,144
       * Topdanmark AS.....................   Denmark       12,000   2,276,741
       * Union Assurances Federales SA.....    France       15,194   1,994,394
         Unitrin Inc.......................United States     4,700     303,738
                                                                      --------
                                                                    26,702,037
        TELECOMMUNICATIONS  1.3%                                    -----------
       *360 Degrees Communications
         Company..........................United States     10,900     220,044
         Koninklijke Ptt Nederland NV.....Netherlands       75,000    3,129,238
                                                                     ---------
                                                                      3,349,282
                                                                     ----------
             TOTAL COMMON STOCKS (COST $192,267,775)                207,716,413
                                                                    -----------

                                                         PRINCIPAL
                                                         AMOUNT**
         BONDS  1.3%                                     ---------
         Bay View Capital Corp.,
          9.125%, 8/15/07             United States      $750,000       776,250
         Local Financial, 11.00%,
          9/5/04...                   United States       750,000       795,000
         Matrix Capital Corp., 11.50%,
          11.50% 9/30/04              United States     1,700,000     1,708,500
                                                                     ---------
             TOTAL BONDS (COST $3,195,125).                           3,279,750
                                                                     ---------
         BONDS & NOTES IN REORGANIZATION
           COST $167,175)  0.1%
         Mercury Finance Co., Bank
           Claim, MTN 7.42%, 6/29/00. United States       188,234       156,234
                                                                      --------

        SHORT TERM INVESTMENTS 12.6%
        Federal National Mortgage Assn.,
           5.40% to 5.65%,
           with maturities to 4/24/98..United States   25,200,000    24,953,046

        Federal Home Loan Bank,
           5.42% to 5.55%, with maturities
            to 3/4/98................  United States     5,000,000    4,967,272

        Federal Home Loan Mortgage Corp.,
         5.48%,    1/23/98..........   United States     2,500,000    2,491,760
                                                                     ---------

        TOTAL SHORT TERM INVESTMENTS
         (COST $32,401,719).............                             32,412,078
                                                                     ----------
        TOTAL INVESTMENTS  94.6%
         (COST $228,031,794)............                            243,564,475
        SECURITIES SOLD SHORT  (0.2%)...                               (481,875)
       ---------------------------------
        NET EQUITY IN FORWARD
         CONTRACTS  0.5% ..............                               1,332,795
        OTHER ASSETS, LESS
         LIABILITIES  5.1%..................                         13,390,101
                                                                     ----------
             TOTAL NET ASSETS  100.0%......                        $257,805,496
                                                                   ------------

       SECURITIES SOLD SHORT       COUNTRY          SHARES              VALUE
     ------------------------------------------------------------------------
       ISSUER

       * CNB Bancshares Inc.
         (proceeds $479,615)    United States       10,000           $(481,875)
                                                                     =========

*Non-income producing.
**Securities traded in U.S. dollars.
(R)Restricted securities (See note 6).
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at 12/31/97 were $4,956,500.

                       See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                   Assets:
                    Investments in securities, at
                   value:
                     Unaffiliated Issuers (Cost
                   $223,828,436).....................$238,607,975
                     Non Controlled Affiliates
                   (Cost $4,203,358)................. 4,956,500   $243,564,475
                    Cash............................. ---------      6,478,227
                    Receivables:
                     Investment securities sold......                2,007,313
                     Capital shares sold.............                6,589,591
                     Dividends and interest..........                  409,004
                    Unrealized gain on forward
                     exchange contracts (Note 7).......              1,419,472
                                                                     ----------
                        Total assets.................              260,468,082
                                                                   -----------
                   Liabilities:
                    Payables:
                     Investment securities purchased.                1,107,868
                     Capital shares redeemed.........                  625,061
                     To affiliates...................                  201,819
                    Securities sold short, at value
                   (Proceeds $479,615)...............                  481,875
                    Unrealized loss on forward
                   exchange contracts (Note 7).......                   86,677
                    Other liabilities................                  159,286
                                                                     ---------
                        Total liabilities............                2,662,586
                                                                     ---------
                   Net assets, at value..............             $257,805,496
                                                                  ============
                   Net assets consist of:
                    Undistributed net investment
                    income............................               $ 108,579
                    Net unrealized appreciation......               16,863,216
                    Accumulated net realized gain....                3,503,357
                    Capital shares...................              237,330,344
                                                                   -----------
                   Net assets, at value..............             $257,805,496
                   CLASS Z                                       =============
                    Net asset value and maximum offering
                     price per share ($136,350,249 /
                     11,114,665 shares outstanding)...........         $12.27
                   CLASS I                                             ======
                    Net asset value per share ($78,248,590 /
                     6,376,348 shares outstanding)............         $12.27
                    Maximum offering price per share ($12.27           ======
                     / 95.50%)................................        $12.85
                   CLASS II                                            ======
                    Net asset value per share ($43,206,657 /
                     3,524,251 shares outstanding)*............       $12.26
                    Maximum offering price per share ($12.26           ======
                     / 99.00%)..................................      $12.38
                                                                       ======

*Redemption price per share is equal to net asset value less any applicable sales charge.

                      See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 19, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1997

                  Investment Income:
                   (net of foreign taxes of $6,736)
                   Dividends.......................... $641,194
                   Interest...........................  604,980
                                                       --------
                       Total Investment Income.......                $1,246,174
                                                                     ----------
                  Expenses:
                   Management fees (Note 3)...........  419,994
                   Administrative fees (Note 3).......   40,704
                   Distribution fees (Note 3)
                         Class I......................   53,249
                         Class II.....................   80,369
                   Transfer agent fees (Note 3).......   58,200
                   Custodian fees.....................   29,331
                   Reports to shareholders............   60,000
                   Registration and filing fees.......  180,306
                   Professional fees..................   63,600
                   Directors' fees and expenses.......      500
                   Other..............................      491
                                                       --------
                       Total expenses.................                  986,744
                       Expenses waived/paid by
                        affiliate (Note 3)............                 (327,232)
                                                                       --------

                            Net expenses..............                  659,512
                                                                       --------
                              Net investment income...                  586,662
                                                                       --------
                  Realized and unrealized gains
                  (losses):
                   Net realized gain (loss) from:
                    Investments....................... 5,576,882
                    Foreign currency transactions..... (326,955)
                                                       ---------
                       Net realized gain..............                5,249,927
                   Net unrealized appreciation on:
                    Investments...................... 15,530,421
                    Translation of assets and
                     liabilities denominated in foreign
                     currencies......................  1,332,795
                                                      ----------
                       Net unrealized appreciation....               16,863,216
                                                                     ----------
                  Net realized and unrealized gain....               22,113,143
                                                                     ----------
                  Net increase in net assets                        $22,699,805
                   resulting from operations......                  ===========


                      See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS FOR THE PERIOD AUGUST 19, 1997
(COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997

                                                                 1997
                  Increase in net assets:                        ------
                   Operations:
                    Net investment income....................  $ 586,662
                    Net realized gain from investments and
                     oreign currency transactions............  5,249,927
                    Net unrealized appreciation on
                  investments and translation of assets and
                      liabilities denominated in foreign
                      currencies.............................. 16,863,216
                                                               ----------
                      Net increase in net assets resulting
                  from operations...........................   22,699,805
                  Distributions to shareholders from:
                   Net investment income:
                    Class Z..................................   (312,463)
                    Class I..................................   (127,466)
                    Class II.................................    (17,029)
                   Net realized gains:
                    Class Z..................................   (937,387)
                    Class I..................................   (541,128)
                    Class II.................................   (289,180)
                  Capital share transactions (Note 2):
                    Class Z..................................  124,473,660
                    Class I..................................   72,594,863
                    Class II.................................   40,261,821
                                                                ----------
                      Net increase in net assets.............  257,805,496
                  Net assets:
                   Beginning of period.......................          --
                                                               -----------
                   End of period............................. $257,805,496
                  Undistributed net investment income        ============
                   included in net assets:
                   End of period.............................    $ 108,579
                                                                 =========

                      See Notes to Financial Statements.

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

F. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

G. SECURITIES SOLD SHORT:

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must also maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

H. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers three classes of shares: Class Z, Class I and Class II. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997, there were 400 million Fund shares authorized ($0.001 par value) of which 200 million, 100 million, and 100 million were designated as Class Z, Class I, and Class II shares, respectively. Transactions in the Fund's shares were as follows:

                                                      PERIOD ENDED
                                                   DECEMBER 31, 1997*
                                                  -------------------
                                                     SHARES    AMOUNT
                     CLASS Z                      --------    ---------
                     Shares sold................  12,843,692   $144,526,424
                     Shares issued on
                     reinvestment of
                     distributions..............      99,632      1,204,770
                     Shares redeemed............  (1,828,659)   (21,257,534)
                                                  ---------    -------------
                     Net increase...............  11,114,665   $124,473,660
                                                 =========== ===============

                                                      PERIOD ENDED
                                                   DECEMBER 31, 1997*
                                                   ------------------
                                                     SHARES    AMOUNT
                     CLASS I                      --------- ---------
                     Shares sold................  7,251,035  $82,848,856
                     Shares issued on
                     reinvestment of
                     distributions..............     49,165      593,254
                     Shares redeemed............   (923,852) (10,847,247)

                     Net increase...............   6,376,348  $72,594,863
                                                   =========  ===========

                                                      PERIOD ENDED
                                                   DECEMBER 31, 1997*
                                                  ----------------------
                                                     SHARES    AMOUNT
                     CLASS II                     ========= ============
                     Shares sold................  3,598,172  $41,112,595
                     Shares issued on
                     reinvestment of
                     distributions..............     23,523      283,691
                     Shares redeemed............    (97,444)  (1,134,465)
                                                  ---------   -----------

                     Net increase...............  3,524,251  $40,261,821
                                                  =========  ===========
*Commencement of sales was August 19, 1997.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Series Fund are also officers and/or directors of Franklin Mutual Advisers, Inc. (Franklin Mutual) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, Inc. (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund. Franklin Mutual agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.00%, 1.35% and 2.00% of the average daily net assets of Class Z, Class I and Class II, respectively, through August 19, 1999.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

                         ANNUALIZED
                         FEE RATE          AVERAGE DAILY NET ASSETS
                         -----------------------------------------
                         0.15%            First $200 million
                         0.135%           Over $200 million up to and
                                           including $700 million
                         0.10%            Over $700 million up to and
                                           including $1.2 billion
                         0.075%            Over $1.2 billion

The Fund reimburses Distributors up to .35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $38,548 and $7,011, respectively.

4. INCOME TAXES

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $228,033,071 was as follows:

                                Unrealized
                                appreciation....$19,281,558
                                Unrealized
                                depreciation.....(3,750,154)
                                Net unrealized   ------------
                                appreciation....$15,531,404
                                                ==============
Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1997 aggregated $242,087,225 and $52,515,155, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 1997 are as follows:

    NUMBER OF                                           ACQUISITION
     SHARES        ISSUER                               DATE           VALUE
    --------------------------------------------------------------------------
    250,000 Laser Mortgage Management Inc................11/26/97   $3,625,000
    100,000 Regency Bancorp..............................12/24/97      956,250
                                                                     ---------
    TOTAL RESTRICTED SECURITIES (COST $4,575,000)
     (1.77% OF NET ASSETS).....................................     $4,581,250
                                                                    ==========
7. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and the foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1997, the Fund had the following forward exchange contracts outstanding:

    CONTRACTS TO                          IN           SETTLEMENT   UNREALIZED
    SELL:                                 EXCHANGE FOR   DATE       GAIN/(LOSS)
    -----                                ------------------------------------
     32,684,095    Belgium francs......U.S. $923,280   2/9/98      U.S $40,935
      2,293,567    British pounds......    3,878,422   2/17/98         120,312
        300,000    Canadian dollars....      217,738   2/27/98           7,422
     32,798,323    Danish krone........    4,864,336   1/26/98          70,918
        316,178    Dutch guilders......      157,773   3/9/98            1,191
      4,463,104    Dutch guilders......    2,272,605   3/17/98          61,215
     40,644,391    Finnish marka.......    7,601,184   3/3/98          113,717
     27,329,394    French francs.......    4,723,910   2/17/98         170,279
     15,868,302    French francs.......    2,696,257   2/27/98          50,799
     42,530,505    French francs.......    7,428,276   4/17/98         318,785
     21,383,460    French francs.......    3,600,000   6/11/98          14,764
 19,242,156,639    Italian lira........   10,943,138   7/2/98           54,695
    536,540,080    Portugal escudo.....    2,969,666   3/17/98          49,752
     48,757,375    Swedish krona.......    6,267,330   5/15/98         106,156
     13,204,050    Swiss francs........    9,335,170   6/10/98         134,065
                                          ---------                     -------
                                    U.S. $67,879,085                 1,315,005
                                         ===========
          Net unrealized gain on offsetting
           forward exchange contracts                                  104,467
                                                                       -------
           Unrealized gain on forward
            exchange contracts                                        1,419,472
                                                                      --------
    CONTRACTS TO BUY:
   ------------------
    25,029,712   Belgium francs.............U.S. $711,192   2/9/98     (35,487)
    21,363,889   Swedish krona..............    2,732,512   5/15/98    (32,913)
                                                 ---------             --------
                                            U.S. $3,443,704             (68,400)
                                                 ==========            --------

    CONTRACTS TO SELL:
   --------------------
      434,741    British pounds........... U.S.   $701,238    1/20/98   (12,045)
    3,482,742    French francs..............       574,388    2/27/98    (6,232)
                                                 ---------             --------
                                            U.S.$1,275,626              (18,277)
                                                ==========             --------
          Unrealized loss on forward exchange
           contracts                                                    (86,677)
           Net unrealized gain on forward  U.S.
           exchange contracts                                        $1,332,795
                                                                    ===========

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors and Shareholders of Franklin Mutual Series Fund Inc.

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the schedule of investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period August 19, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period August 19, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                      /s/Ernst & Young LLP

Boston, Massachusetts
January 30, 1998


FRANKLIN MUTUAL
SERIES FUND INC. - CLASS Z
STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 1997
AS AMENDED AUGUST 19, 1997
51 JOHN F. KENNEDY PARKWAY
SHORT HILLS, NJ 07078
1-800/DIAL BEN
------------------------------------------------------------------------------
TABLE OF CONTENTS

How does the Fund Invest its Assets?

Restrictions and Limitations

Officers and Directors

Investment Management
 and Other Services

How does the Fund Buy
 Securities for its Portfolio?

How Do I Buy, Sell and
 Exchange Shares?

How are Fund Shares Valued?

Additional Information on
 Distributions and Taxes

The Fund's Underwriter

How does the Fund
 Measure Performance?

Miscellaneous Information

Financial Statements

Useful Terms and Definitions

-------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------------

Mutual Shares Fund ("Mutual Shares"), Mutual Qualified Fund ("Qualified"), Mutual Beacon Fund ("Beacon"), Mutual Discovery Fund ("Discovery"), Mutual European Fund ("European") and Mutual Financial Services Fund ("Financial Services") are diversified series of Franklin Mutual Series Fund Inc. ("Mutual Series"), an open-end management investment company. Each series may, individually or together, be referred to as the "Fund(s)." The principal investment objective of Mutual Shares, Qualified, Beacon, European and Financial Services is capital appreciation, which may occasionally be short-term. A secondary objective of each is income. Discovery's investment objective is long-term capital appreciation.

This SAI describes the Fund's Class Z shares. The Prospectus, dated May 1, 1997, as amended August 19, 1997, and as may be further amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
-----------------------------------------------------------------------------
          Mutual funds, annuities, and other investment products:

     o    are  not   federally   insured  by  the  Federal   Deposit   Insurance
          Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

     o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

     o    are  subject to  investment  risks,  including  the  possible  loss of principal.
---------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?
-----------------------------------------------------------------------------
The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

The general investment policy of the Fund is to invest in securities if, in the opinion of Franklin Mutual, they are available at prices less than their intrinsic value, as determined by Franklin Mutual after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. The Fund reserves freedom of action to invest in common stock, preferred stock, debt securities and other securities in such proportions as Franklin Mutual deems advisable. Without committing any fixed portion of the Fund's assets, Franklin Mutual typically maintains a portion of the assets of the Fund invested in debt securities and preferred stocks (which may be convertible). In addition, the Fund may also invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

REPURCHASE AGREEMENTS AND
LOANS OF SECURITIES

The Fund may invest in repurchase agreements with domestic banks or broker-dealers. Repurchase agreements are considered loans by the Fund collateralized by the underlying securities. As with loans of portfolio securities which the Fund may make, these transactions must be fully collateralized at all times. Franklin Mutual will monitor the creditworthiness of the other party and will monitor the value of the collateral by marking to market daily in order to confirm that its value is at least 100% of the agreed upon sum to be paid to the Fund.

Repurchase agreements and lending of portfolio securities involve some credit risk to the Fund. If the other party defaults on its obligations, the Fund could be delayed or prevented from receiving payment or recovering its collateral. Even if the Fund recovers the collateral in such a situation, the Fund may receive less than its purchase price upon resale.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many hedging transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each a "Counterparty," and collectively, "Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Franklin Mutual must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or which Franklin Mutual determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES

The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for a bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets ("initial margin") which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES
AND OTHER FINANCIAL INDICES

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, Franklin Mutual and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-l or P-l by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or are determined to be of equivalent credit quality by Franklin Mutual. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or whose value is based upon such foreign currency or currently convertible into such currency other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if Franklin Mutual considers the Austrian schilling to be linked to the German deutsche mark (the "D-mark"), the Fund holds securities denominated in schillings and Franklin Mutual believes that the value of schillings will decline against the U.S. dollar, Franklin Mutual may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

RISKS OF CURRENCY TRANSACTIONS

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component transactions"), instead of a single hedging transaction, as part of a single or combined strategy when, in the opinion of Franklin Mutual, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Franklin Mutual's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF HEDGING TRANSACTIONS
OUTSIDE THE U.S.

When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND
OTHER SPECIAL ACCOUNTS

Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid high grade assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

DEPOSITARY RECEIPTS

The Fund may invest in securities commonly known as American Depositary Receipts ("ADRs"), and in European Depositary Receipts ("EDRs") or other securities representing interests in securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

MEDIUM AND LOWER RATED
CORPORATE DEBT SECURITIES

The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." The Fund has historically invested in securities of distressed issuers when the intrinsic values of such securities have, in the opinion of Franklin Mutual, warranted such investment. Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appears adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories.

Corporate debt securities which are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation in this group of ratings. Securities rated D by S&P or C by Moody's are in default and are not currently performing. The Fund will rely on Franklin Mutual's judgment, analysis and experience in evaluating such debt securities. In this evaluation, Franklin Mutual will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. Franklin Mutual may also consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, Franklin Mutual monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit rating assigned to a security is a factor considered by Franklin Mutual in selecting a security for a series, but the intrinsic value in light of market conditions and Franklin Mutual's analysis of the fundamental values underlying the issuer are of at least equal significance. Because of the nature of medium and lower rated corporate debt securities, achievement by each series of its investment objective when investing in such securities is dependent on the credit analysis of Franklin Mutual. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in a series' portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the Net Asset Value of the Fund if other types of securities did not show offsetting changes in values. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that a series does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Code. Investment in such securities also involves certain other tax considerations.

Franklin Mutual values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Board. See "How are Fund Shares Valued?" in this SAI. To the extent that there is no established retail market for some of the medium or low grade corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of Franklin Mutual to accurately value such securities may be adversely affected. Further, it may be more difficult for a Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market did exist. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of Franklin Mutual to value the Fund's securities becomes more difficult and Franklin Mutual's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Further, a Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines.

SHORT SALES

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, in order to maintain portfolio flexibility and for profit.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

SPECIAL CONSIDERATIONS RELATED TO
SECURITIES IN THE FINANCIAL SERVICES INDUSTRY

Certain provisions of the federal securities laws permit investment portfolios, including Financial Services, to invest in companies engaged in securities-related activities only if certain conditions are met. Purchase of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e. broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security a Fund may purchase. Each Fund, including Financial Services, may purchase securities (not limited to equity or debt individually) of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:

a. the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that issuer;

b. for an equity security, the purchase cannot result in the Fund owning more than 5% of the issuer's outstanding securities in that class;

c. for a debt security, the purchase cannot result in the Fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.

In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; (v) the acquisition of puts under certain circumstances.

The Funds also are not permitted to acquire any security issued by Franklin Mutual or any affiliated company (including Resources) that is a securities-related business. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Funds are generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if such Fund and any company controlled by such Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 10% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

RESTRICTIONS AND LIMITATIONS
------------------------------------------------------------------------------
Mutual Shares, Qualified, Beacon, Discovery, European and Financial Services, except as noted have each adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of such series, which means the lesser of (1) the holders of more than 50% of the outstanding shares of voting stock of such securities or (2) 67% of the shares if more than 50% of the shares are present at a meeting of shareholders in person or by proxy. Unless otherwise noted, all percentage restrictions are as of the time of investment after giving effect to the transaction. Pursuant to such restrictions each series may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the series would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the series may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the 1940 Act which is currently 331/3% of total assets (plus 5% for emergency or other short-term purposes) from banks on a temporary basis from time to time to provide greater liquidity for redemptions or for special circumstances.

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry and except that Financial Services will invest more than 25% of its assets in the financial services industry).

5. Act as an underwriter except to the extent the series may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase the securities of any one issuer, other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or such series would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of such series' total assets may be invested without regard to such 5% and 10% limitations.

7. Except as may be described in the Prospectus, engage in short sales, purchase securities on margin or maintain a net short position.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

NONFUNDAMENTAL POLICIES

The following policies apply to all Funds with the exception of Financial Services.

As a matter of policy that is not fundamental, no Fund will invest more than 5% of its assets in warrants, and that no more than 2% of such assets may be invested in warrants which are not listed on the NYSE or American Stock Exchange. Also, as a matter of policy, the Fund will not purchase securities for purposes of short term trading and will not invest more than 5% of its assets in securities of issuers (together with any predecessors) in existence for less than three years, provided that the aggregate percentage of assets invested in such issuers, combined with illiquid investments, does not exceed 15%. The Fund will not purchase the securities of any issuer of which any officer or director of the Fund owns more than 1/2 of 1% of the outstanding securities or in which the officers and directors in the aggregate own more than 5%. The Fund does not borrow for leveraging purposes.

In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of a particular series and its shareholders, the Fund will revoke the commitment by terminating sales of such Fund's shares in the state involved.

OFFICERS AND DIRECTORS
-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
--------------------------------------------------------------------------
The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES     PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH MUTUAL SERIES        DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------


Edward I. Altman, Ph.D. (56)
New York University
44 West 4th Street
New York, NY 10012

Director

Max L. Heine Professor of Financing and Vice Director, NYU Salomon Center, Stern School of Business, New York University; editor and author of numerous financial publications; and financial consultant.

Ann Torre Grant (39)
8065 Leesburg Pike
Suite 400
Vienna, VA 22182

Director

Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing); prior to March 1995, was Vice President and Treasurer, U.S. Air, Inc.

Andrew H. Hines, Jr. (74)
150 2nd Avenue N.
St. Petersburg, FL 33701

Director

Consultant for the Triangle Consulting Group; Chairman and Director of Precise Power Corporation; Executive-in-Residence of Eckerd College (1991-present); Director of Checkers Drive-In Restaurants, Inc.; formerly, Chairman of the Board and Chief Executive Officer of Florida Progress Corporation (1982-1990) and director of various of its subsidiaries; and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Peter A. Langerman (42)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Director and Executive Vice President

Chief Operating Officer and Senior Vice President of Franklin Mutual Advisers, Inc.; Director of Sunbeam Oster and Lancer Industries; Manager (Director) of MB Motori, L.L.C. and MWCR, L.L.C.; and formerly, employee of Heine Securities Corporation, June 1986 to October 1996.

* William J. Lippman (72)
One Parker Plaza
Fort Lee, NJ 07024

Director

Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of seven of the investment companies in the Franklin Templeton Group of Funds.

Bruce A. MacPherson (67)
1 Pequot Way
Canton, MA 02021

Director

Chairman of A.A. MacPherson, Inc., Boston, MA (representative for electrical manufacturers).

Fred R. Millsaps (68)
2665 NE 37th Drive
Fort Lauderdale, FL 33394

Director

Manager of personal investments (1978-present); director of various business and nonprofit organizations; formerly, Chairman and Chief Executive Officer of Landmark Banking Corporation (1969-1978), Financial Vice President of Florida Power and Light (1965-1969) and Vice President of the Federal Reserve Bank of Atlanta (1958-1965); and director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

* Michael F. Price (46) Chairman of the
51 John F. Kennedy Pkwy. Board and
Short Hills, NJ 07078 President

Chairman of the Board and President

President, Chief Executive Officer, and Director of Franklin Mutual Advisers, Inc.; Principal Executive Officer and majority owner of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers); Director and owner of Clearwater Securities, Inc. (registered securities dealer); and formerly, President, Chief Executive Officer, and Director of Heine Securities Corporation, January 1987 to October 1996.

Leonard Rubin (71)
2 Executive Drive
Suite 560
Fort Lee, NJ 07024

Director

Partner in LDR Equities, LLC (manages various personal investments); Vice President, Trimtex Co., Inc. (manufactures and markets specialty fabrics); and trustee or director, as the case may be, of four of the investment companies in the Franklin Templeton Group of Funds.

Barry F. Schwartz (48)
35 East 62nd Street
New York, NY 10021

Director

Executive Vice President and General Counsel, MacAndrews & Forbes Holdings, Inc. (a diversified holding company).

Vaughn R. Sturtevant, M.D. (74)
6 Noyes Avenue
Waterville, ME 04901

Director

Practicing physician.

Robert E. Wade (51)
225 Hardwick Street
Belvidere, NJ 07823

Director

Practicing attorney.

Jeffrey A. Altman (30)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; Manager (Director), MB Metropolis, L.L.C.; Manager (Director) of MB Motori, L.L.C., MWCR, L.L.C. and S.H. Mortgage Acquisition, L.L.C.; Trustee of Resurgence Properties, Inc.; and Chairman of the Board of Trustees, Value Property Trust; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

James R. Baio (43)
500 East Broward Blvd.
Fort Lauderdale, FL 33701

Treasurer

Certified Public Accountant; Treasurer of Franklin Mutual Advisers, Inc.; Senior Vice President, Templeton Worldwide, Inc., Templeton Global Investors, Inc. and Templeton Funds Trust Company; formerly, Senior Tax Manager for Ernst & Young (certified public accountants) (1977-1989); and officer of 24 of the investment companies in the Franklin Templeton Group of Funds.

Elizabeth N. Cohernour (47)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

General Counsel and Secretary

Vice President, General Counsel and Assistant Secretary of Franklin Mutual Advisers, Inc.; Secretary and General Counsel of Compliance Solutions, Inc. (developer of compliance monitoring software for money managers) and Clearwater Securities, Inc. (registered securities dealer); and formerly, Secretary and General Counsel of Heine Securities Corporation, May 1988 to October 1996.

Robert L. Friedman (38)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, August 1988 to October 1996.

Raymond Garea (48)
51 John F. Kennedy Pkwy.
Short Hills, NJ 07078

Vice President

Senior Vice President of Franklin Mutual Advisers, Inc.; and formerly, employee of Heine Securities Corporation, March 1991 to October 1996; prior thereto, Vice President and Analyst with Donaldson, Lufkin & Jenrette; Manager (Director), MB Metropolis, L.L.C. and S.H. Mortgage Acquisition.

The Fund's independent Board members have standing audit, pension, nominating and director's compensation and performance committees. The audit committee is composed of Ms. Grant and Messrs. Altman and Wade. The pension committee is composed of Messrs. Altman, Schwartz and Sturtevant. The nominating committee is responsible for nominating candidates for independent Board member positions and is composed of Messrs. MacPherson and Schwartz. The Board members' compensation and performance committee is composed of Ms. Grant and Messrs. Wade and Sturtevant.

The table above shows the officers and Board members who are affiliated with Distributors and Franklin Mutual. Nonaffiliated members of the Board are currently paid $15,000 per year plus $750 per meeting attended. Board members are paid $500 plus out-of-pocket expenses for each committee meeting attended. In 1993, the Board members approved a retirement plan which generally provides payments to directors who have served 7 years and retire at age 70. At the time of retirement, Directors are entitled to annual payments equal to one-half of the retainer in effect as of the time of retirement. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by Mutual Series and by other funds in the Franklin Templeton Group of Funds.

                                               TOTAL FEES     NUMBER OF BOARDS
                                               RECEIVED FROM  IN THE FRANKLIN
             TOTAL FEES    PENSIONS   ANNUAL   THE FRANKLIN   TEMPLETON GROUP
             RECEIVED FROM RETIREMENT BENEFITS TEMPLETON GROUP OF FUNDS ON WHICH
NAME         MUTUAL SERIES*ACCRUED    RETIREMENT OF FUNDS**   EACH SERVES***
------------------------------------------------------------------------------
Edward I.
 Altman .....$19,000        0           $7,500    $ 19,000       1
Ann Torre
 Grant+ .....$19,000        0           $7,500    $ 19,000       1
Bruce A.
 MacPherson..$18,000        0           $7,500    $ 18,000       1
Barry F
  Schwartz+ .$18,000        0           $7,500    $ 18,000       1
Vaughn R.
 Sturtevant,
 M.D.       $18,000         0           $7,500    $ 18,000       1
Robert E.
 Wade+ .....$24,500         0           $7,500    $ 24,500       1
Andrew H.
 Hines,
 Jr.+ ...  $ 5,250          0           $7,500    $125,275       24
Fred R.
 Millsaps+ $ 5,250          0           $7,500    $125,275       24
Leonard
 Rubin+ .. $ 4,500          0           $7,500    $ 24,600        4
Richard L.
 Chasse++ .$17,250          0           $7,500    $ 17,250        0

+Not vested in retirement plan
++Retired December, 1996
*For the fiscal year ended December 31, 1996.
**For the calendar year ended December 31, 1996.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 169 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. Certain officers and Board members of the Fund are also officers of Compliance Solutions. The Fund is not charged for the use of software designed by Compliance Solutions.

As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of Mutual Series: 348,113.720 shares of Mutual Shares - Class Z; 101,811.017 shares of Qualified - Class Z; 677,082.051 shares of Beacon - Class Z; 386,990.273 shares of Discovery - Class Z, or less than 1% of the total outstanding Class Z shares of each of those Funds. As of July 22, 1997, the officers and Board members, as a group, owned of record and beneficially 14,175,307.480 shares or 30% of the total outstanding Class Z shares of European. Some of the Board members also own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT
AND OTHER SERVICES
------------------------------------------------------------------------------

Investment Manager and Services Provided. The Fund's investment manager is Franklin Mutual. On October 31, 1996, pursuant to an agreement between Resources and Heine Securities, Inc. ("Heine"), the assets of Heine were transferred to Franklin Mutual and Mutual Series Fund Inc.'s name was changed to Franklin Mutual Series Fund Inc.

Franklin Mutual provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Franklin Mutual's activities are subject to the review and supervision of the Board to whom Franklin Mutual renders periodic reports of the Fund's investment activities. Franklin Mutual and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Franklin Mutual and its affiliates act as investment manager to numerous other investment companies and accounts. Franklin Mutual may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin Mutual on behalf of the Fund. Similarly, with respect to the Fund, Franklin Mutual is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Franklin Mutual and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Franklin Mutual is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Franklin Mutual and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

Management Fees. For the fiscal years ended December 31, 1994, 1995 and 1996, management fees, before any advance waiver, totaled $21,795,512, $27,500,952, and $35,687,092, respectively, for Mutual Shares; $9,766,052, $14,607,723 and
$22,515,334, respectively, for Qualified; $9,511,199, $17,720,127 and
$26,083,112, respectively, for Beacon; $5,737,128, $7,930,967 and $17,795,530,
respectively, for Discovery. For the fiscal year ended December 31, 1996, management fees, before any advance waiver totaled $949,616 for European. Under an agreement by Franklin Mutual to limit its fees for the fiscal year ended December 31, 1996, the Funds paid management fees totaling $34,719,646 for Mutual Shares; $21,439,007 for Qualified; $25,260,160 for Beacon; $17,154,254
for Discovery; and $876,464 for European. For the fiscal years ended December 31, 1994 and 1995, the investment manager did not waive or limit its fees.

Management Agreement. The management agreement for all Funds except Financial Services is in effect until June 30, 1998. The management agreement for Financial Services is in effect until June 30, 1999.They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Franklin Mutual on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. On November 1, 1996, FT Services became the Fund's administrator. FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

For the two-month period ended December 31, 1996, administration fees totaling $840,707, $553,904, $634,856, $380,772, and $57,060 were paid to FT Services for
Mutual Shares, Qualified, Beacon, Discovery and European, respectively.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, are the Fund's independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?
---------------------------------------------------------------------------
Franklin Mutual selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Franklin Mutual seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Franklin Mutual and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Franklin Mutual will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Franklin Mutual, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Franklin Mutual may pay certain brokers commissions that are higher than those another broker may charge, if Franklin Mutual determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Franklin Mutual's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Franklin Mutual include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Franklin Mutual in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Franklin Mutual in carrying out its overall responsibilities to its clients.

It is not always possible to place a precise dollar value on the special executions or on the research services Franklin Mutual receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Franklin Mutual to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Franklin Mutual and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund may be tendered through Distributors if it is legally permissible and Franklin Mutual believes it would be in the best interests of the Fund to do so. In turn, the next management fee payable to Franklin Mutual will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin Mutual are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin Mutual, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid brokerage commissions as follows:

                     MUTUAL SHARES  QUALIFIED   BEACON     DISCOVERY   EUROPEAN
                     -------------------------------------------------------
1994 ................$4,036,735     $2,648,109  $2,745,963 $2,225,634   -0-
1995 ................$8,028,205     $5,182,736  $6,269,829 $3,040,751   -0-
1996 ................$8,095,501     $6,090,786  $7,418,38  $7,928,860  $734,682

As of December 31, 1996, the Funds owned securities issued by Bear Stearns & Co. valued in the aggregate at $39,490. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Clearwater, an indirect affiliate of Franklin Mutual, is a registered securities dealer and a member of the NASD. Transactions in some Fund portfolio securities (particularly transactions involving floor brokers) were effected through Clearwater before November 1, 1996. During the fiscal years ended December 31, 1994, 1995 and 1996, Mutual Shares paid brokerage commissions to Clearwater of $313,814, $1,192,230 and $755,142, respectively; Qualified paid $147,829,
$640,588 and $439,926, respectively; Beacon paid $168,828, $764,323 and
$607,402, respectively; and Discovery paid $74,704, $217,609 and $384,267, respectively. During the fiscal year ended December 31, 1996, European paid $4,037.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that a fund will own in excess of 5% of the voting securities of one or more broker-dealers through whom such Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered to be an affiliated person of such Fund. To the extent that such Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of such Fund, such Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the Board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary broker's commissions for similar transactions. The same rules apply to each Fund's use of Clearwater.

Soft Dollar Arrangements. The Fund receives research services from persons who act as brokers or dealers for the Fund. The discussion below relates in general to these brokers or dealers who pursuant to various arrangements pay for certain computer hardware and software and other research and brokerage services to Franklin Mutual and/or the Fund for transactions effected by it for the Fund. Commission soft dollars may be used only for brokerage and research services provided by brokers to whom commissions are paid and under no circumstances will cash payments be made by any such broker to Franklin Mutual. To the extent that commission soft dollars do not result in the provision of any brokerage and research services by brokers to whom such commissions are paid, the commissions, nevertheless, are the property of such broker. Although, potentially, Franklin Mutual could be influenced to place Fund brokerage transactions with a broker in order to generate soft dollars for Franklin Mutual's benefit, Franklin Mutual believes that the requirement that it achieve best execution on Fund portfolio transactions, and the Fund's negotiated commission structure with brokers, mitigate these concerns as the cost of transactions effected through brokers, before consideration of any soft dollar benefits that may be received, generally will be comparable to that available elsewhere. During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid brokerage commissions of $2,267,683, $3,355,180, and $2,539,782, respectively, to brokers who provided research services. This amount represented 19.45%, 14.90%, and 8.50%, respectively, of total commissions paid for the periods.

HOW DO I BUY, SELL AND EXCHANGE SHARES?
------------------------------------------
ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Other Payments to Securities Dealers. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 10th or 25th day of the month in which a payment is scheduled. If the 10th or 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. In the case of redemption requests, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
-----------------------------------------------------------------
We calculate the Net Asset Value per share of each class of the Fund's shares as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Franklin Mutual.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES
-------------------------------------------------------------
DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once at mid-year. The Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, Mutual Series has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of Mutual Series as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Because the Fund intends to qualify and to distribute all of its net investment income and capital gain to shareholders, it is expected that the Fund will not be required to pay Federal income taxes.

The Fund normally will distribute substantially all of its net investment income and net realized capital gain, if any, to shareholders in the form of dividends to be paid from time to time as determined by the Board. Such dividends are taxable whether paid in cash or additional shares of such series.

In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a shareholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a shareholder redeems its shares.

Shareholders will be notified annually by the Fund as to the Federal tax treatment of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. You can elect to receive distributions in cash or in additional shares of such series. The price of the additional shares is determined as of the date for the dividend payment. (See "What Distributions Might I Receive from the Fund?" in the Prospectus.)

To maintain qualification as a regulated investment company under the Code, the Fund must limit gains from the sale or other disposition of its portfolio securities (including options, futures and forward contracts) held for less than three months to less than 30% of its annual gross income. Generally, gains on foreign currencies (and gains on options, futures, or forward contracts with respect to foreign currencies) are not subject to this 30% short-short rule if directly related to regular investments by a series in equity or debt securities.

The Fund intends to declare and pay dividends and capital gain distributions so as to avoid imposition of a 4% federal excise tax. To do so, the Fund expects to distribute during the calendar year an amount at least equal to (i) 98% of its calendar year net investment income, (ii) 98% of its realized capital gain (the excess of short and long-term capital gain over short and long-term capital loss) for each one-year period ending October 31, and (iii) 100% of any undistributed net investment income or realized capital gain from the prior calendar year which has not been distributed by the Fund. Dividends declared in October, November, or December and made payable to shareholders of record in such a month would be deemed paid by the Fund and taxable to shareholders on December 31 of such year provided that the dividends are actually paid during January of the following year. The Fund may make a deemed distribution with respect to its net capital gain by paying the tax with respect to the net capital gain and then designating, but not distributing, all or a portion of the gain as a capital gain dividend. The Fund's shareholders will treat the designated amounts as a capital gain on their income tax returns, but they will receive a credit or refund equal to federal income taxes paid by the Fund with respect to the capital gain. In addition, shareholders will increase their basis in the Fund's shares by 65% of the amount subject to tax. If a capital gain dividend is paid with respect to any shares sold at a loss after being held for less than six months, any loss realized will be treated as a long-term capital loss to the extent of the capital gain dividend. There are special rules for determining holding periods for the purpose of the preceding sentence.

Dividends distributed by the Fund will only be eligible for the dividends-received deduction available to corporate shareholders to the extent of the portion of the Fund's gross income that consists of dividends received on equity securities issued by domestic corporations meets the same holding period, risk of loss, and borrowing limitations applicable to the Fund's shareholders.
Section 246 of the Code permits the dividends-received deduction to corporate shareholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's dividends. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. In addition, the holding period is suspended during periods in which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position.

The dividends-received deduction will also be reduced, for shareholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the Fund's shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly shareholders are urged to consult their tax advisors.

Under section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stock). For this purpose, generally, all dividends within any 85-day period, and if such dividends total more than 20% of the shareholder's basis in its stock, all dividends within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The shareholder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the shareholder establishes the fair market value to the satisfaction of the Commissioner of the IRS). In determining whether the above-mentioned two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deduction.

Corporations should note that 75% of the untaxed portion of the Fund's dividends could be taken into account for purposes of the alternative minimum tax imposed on corporations.

The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses or deductions.

If more than 50% of the assets of the Fund at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes, such as withholding taxes on interest or dividends, that are paid by the Fund as paid by the shareholders of the Fund. If the Fund makes this election, shareholders will be entitled to credit their pro rata share of the foreign taxes paid by the Fund against their U.S. federal income tax liability, or to deduct the amounts from their U.S. taxable income. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules that limit or reduce their ability to deduct fully their pro rata share of foreign taxes paid by the Fund. Since European anticipates that more than 50% of the value of its total assets will consist of non-U.S. equity and debt securities, European shareholders are expected to be eligible for a pass through of the foreign taxes paid by the Fund. Shareholders of Mutual Shares, Qualified, Beacon and Discovery are not expected to be eligible for a pass through of the foreign taxes paid by the Fund.

Treasury regulations provide that the dividends-paid deduction attributable to an in-kind distribution of property is equal to the adjusted basis of such property.

THE FUND'S UNDERWRITER
--------------------------------------------------------------------------
Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Class Z shares.

HOW DOES THE FUND
MEASURE PERFORMANCE?
--------------------------------------------------------------------
Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return used by the Fund is based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

An explanation of these and other methods used by the Fund to compute or express performance for Class Z follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five-, ten-year and from inception periods, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five-, ten-year and from inception period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class Z for the one-, five-, ten-year and from inception periods ended December 31, 1996, was:

                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Shares ....                 20.76%    19.06%    15.35%
Qualified ........                 21.19%    19.55%    15.62%
Beacon ...........                 21.19%    19.48%    16.20%
Discovery* .......                 24.93%    N/A       N/A
European** .......                 N/A       N/A       N/A

*Discovery commenced operations on December 31, 1992. The average annual return for the three-year period ended December 31, 1996, was 18.53% and from inception was 22.64%.
**European commenced operations on July 3, 1996.

These figures were calculated according to the SEC formula:
                          n
                    P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, ten-year or from inception periods at the end of the one-, five-, ten-year and from inception periods

Cumulative Total Return. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five-, ten-year and from inception periods. The cumulative total return for Class Z for the one-, five-, ten-year and from inception periods ended December 31, 1996, was:

                                   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------
Mutual Shares ..                   20.76%    139.27%   317.19%
Qualified ......                   21.19%    327.03%   327.03%
Beacon .........                   21.19%    143.38%   348.84%
Discovery* .....                   24.93%    N/A       N/A
European** .....                   N/A       N/A       N/A

*Discovery commenced operations on December 31, 1992. The cumulative total return for the three-year period ended December 31, 1996, was 66.51% and from inception was 126.20%.
**European commenced operations on July 3, 1996. The cumulative total return from inception was 14.61%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications:  The Wall Street Journal, and Business Week, Changing
Times,  Financial  World,  Forbes,   Fortune,  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's(R) 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

p) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

q) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Class Z to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $207 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120.U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of July 22, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS                   SHARE AMOUNT        PERCENTAGE
-----------------------------------------------------------------------
BEACON - CLASS I

The Manufacturers
Life Ins. Co. USA                  5,007,623.863            16%
200 Bloor St. E
Toronto ON M4W 1E5
Canada

EUROPEAN - CLASS Z

Michael F. Price                  14,110,113.885            29%
51 John F. Kennedy Pkwy
Short Hills, NJ 07078

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS
-----------------------------------------------------------------------------
The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended December 31, 1996, including the independent auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS
-------------------------------------------------------------------------------
1940 Act - Investment Company Act of 1940, as amended

Board - The Board of Directors of the Fund

CD - Certificate of deposit

Class I, Class II and Class Z - The Fund offers three classes of shares, designated "Class I," "Class II," and "Class Z." The three classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Mutual - Franklin Mutual Advisers, Inc., the Fund's investment manager

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Prospectus - The prospectus for Class Z shares of the Fund dated May 1, 1997, as amended August 19, 1997 as may be further amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.